     As filed with the Securities and Exchange Commission on April 28, 2005


                                                    Registration Nos. 333-100287
                                                                   and 811-09507

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                           Pre-Effective Amendment No.                     [ ]


                         Post-Effective Amendment No. 5                    [X]


                                       and
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY           [ ]
                                   ACT OF 1940


                                 Amendment No. 9                           [X]


                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
                    ----------------------------------------
                           (Exact Name of Registrant)

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                    ----------------------------------------
                               (Name of Depositor)

            3003 - 77th Avenue, S.E., Mercer Island, Washington 98040
            ---------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (206) 232-8400

Name and Address of Agent for Service:      Copy to:

Debra P. Rezabek, Esq.                      Mary Jane Wilson-Bilik, Esq.
Vice President, Corporate Secretary,        Sutherland Asbill & Brennan LLP
and General Counsel                         1275 Pennsylvania Avenue, N.W.
Farmers New World Life Insurance Company    Washington, DC  20004-2415
3003 - 77th Avenue, S.E.
Mercer Island, Washington  98040

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

    [ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485


    [X]      On May 1, 2005 pursuant to paragraph (b) of Rule 485


    [ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485

    [ ]      On __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               -------------------

                      Title of securities being registered:
      Units of interest in a separate account under individual flexible premium variable life insurance policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    Issued by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                     Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

Home Office                                 Service Center
3003 - 77TH AVENUE, S.E.                    P.O. BOX 724208
MERCER ISLAND, WASHINGTON  98040            ATLANTA, GEORGIA  31139
PHONE:  (206) 232-8400                      PHONE:  1-877-376-8008 (TOLL FREE)
                                            8:00 A.M. TO 6:00 P.M. EASTERN TIME

                                   PROSPECTUS
                                   MAY 1,2005

                                  ACCUMULATOR
                                      VUL

This prospectus describes the Accumulator VUL, an individual flexible premium variable life insurance policy, (the "Policy") issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the death benefit proceeds) payable on the insured's life if the insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A (the "variable account") in which you invest. You choose one of two death benefit options.

INVESTMENT RISK - Your Contract Value will vary according to the investment performance of the portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the subaccounts. YOU MAY BE REQUIRED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE IF INVESTMENT PERFORMANCE IS TOO LOW. The Policy is not suitable as a short-term savings vehicle because the surrender charge is considerable.

LOANS, WITHDRAWALS AND SURRENDER - You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy's death benefit proceeds and its Surrender Value, and increase the risk that your Policy will lapse without value unless you pay additional premium. If your Policy lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.


TAX RISK - Tax laws are unclear in a variety of areas. You should review the "Federal Tax Considerations" section of this prospectus carefully, ESPECIALLY IF YOU ARE PURCHASING THIS POLICY WITH THE INTENTION OF TAKING POLICY LOANS OR PARTIAL WITHDRAWALS AT ANY TIME IN THE FUTURE, OR IF YOU INTEND TO KEEP THE POLICY IN FORCE AFTER THE INSURED REACHES AGE 100. You should consult a tax adviser to learn more about the tax risks of this Policy.


This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference.

You should consider whether this Policy is suitable for you in light of your life insurance needs. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR TO MAINTAIN THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.

AN INVESTMENT IN THIS POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

INVESTING IN THIS POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PREMIUMS. PLEASE READ THE "RISK SUMMARY" SECTION OF THIS PROSPECTUS. IT DESCRIBES SOME OF THE RISKS ASSOCIATED WITH INVESTING IN THE POLICY.

This Policy has 24 funding choices - one fixed account (paying a guaranteed minimum fixed rate of interest) and 23 subaccounts. The subaccounts invest in the following 23 portfolios:

[ ]   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") - SERVICE CLASS SHARES

         Fidelity VIP Growth Portfolio

[ ]   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES

         Franklin Small Cap Value Securities Fund

[ ]   GOLDMAN SACHS VARIABLE INSURANCE TRUST

         Goldman Sachs CORE(SM) Small Cap Equity Fund
         Goldman Sachs Mid Cap Value Fund

[ ]   JANUS ASPEN SERIES - SERVICE SHARES

         Janus Aspen Mid Cap Growth Portfolio

[ ]   SCUDDER INVESTMENTS VIT FUNDS - CLASS B SHARES

         Scudder VIT Equity 500 Index Fund

[ ]   SCUDDER VARIABLE SERIES II - CLASS A SHARES

         SVS Dreman High Return Equity Portfolio

[ ]   WM VARIABLE TRUST - CLASS 2 SHARES EQUITY FUNDS

         WM Equity Income Fund
         WM Growth & Income Fund
         WM Growth Fund
         WM International Growth Fund
         WM Mid Cap Stock Fund
         WM Small Cap Growth Fund
         WM West Coast Equity Fund

[ ]   WM VARIABLE TRUST - CLASS 2 SHARES FIXED-INCOME FUNDS

         WM Income Fund
         WM Money Market Fund
         WM Short Term Income Fund
         WM U.S. Government Securities Fund

[ ]   WM VARIABLE TRUST - CLASS 2 SHARES STRATEGIC ASSET MANAGEMENT (SAM)
      PORTFOLIOS

         WM SAM Balanced Portfolio
         WM SAM Conservative Balanced Portfolio
         WM SAM Conservative Growth Portfolio
         WM SAM Flexible Income Portfolio
         WM SAM Strategic Growth Portfolio

   A prospectus for each of the portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
       POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
          ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

      Not FDIC Insured         May Lose Value          No Bank Guarantee

TABLE OF CONTENTS



POLICY BENEFITS/RISKS SUMMARY..........................................................       1
POLICY BENEFITS........................................................................       1
    Your Policy in General.............................................................       1
    Premium Flexibility................................................................       1
    Death Benefit......................................................................       2
    Surrender and Withdrawals..........................................................       2
    Transfers..........................................................................       2
    Loans..............................................................................       3
POLICY RISKS...........................................................................       3
    Risk of Poor Investment Performance................................................       3
    Risk of Market Timing and Disruptive Trading.......................................       3
    Risk of Lapse......................................................................       3
    Tax Risks..........................................................................       4
    Limits on Cash Withdrawals.........................................................       4
    Loan Risks.........................................................................       5
    Increase in Current Fees and Expenses..............................................       5
    Effects of Surrender Charges.......................................................       5
PORTFOLIO RISKS........................................................................       5
FEE TABLE..............................................................................       6
    Redemption Fees....................................................................      11
    Distribution Costs.................................................................      11
    Hypothetical Illustrations.........................................................      11
FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT.........................      11
    Farmers New World Life Insurance Company...........................................      11
    The Fixed Account..................................................................      11
THE VARIABLE ACCOUNT AND THE PORTFOLIOS................................................      12
    The Variable Account...............................................................      12
    The Portfolios.....................................................................      12
    Investment Objectives of the Portfolios............................................      13
    Selection of the Portfolios........................................................      15
    Availability of the Portfolios.....................................................      16
    Your Right to Vote Portfolio Shares................................................      16
THE POLICY.............................................................................      17
    Purchasing a Policy................................................................      17
    Tax-Free `Section 1035' Exchanges..................................................      17
    When Insurance Coverage Takes Effect...............................................      18
    Canceling a Policy (Right-to-Examine Period).......................................      18
    State Variations...................................................................      19
    Other Policies.....................................................................      19
    Ownership Rights...................................................................      19
    Modifying the Policy...............................................................      20
    Policy Termination.................................................................      20
PREMIUMS...............................................................................      20
    Premium Flexibility................................................................      20
    Minimum Premiums...................................................................      21
    Allocating Premiums................................................................      22
YOUR CONTRACT VALUES...................................................................      23
    Subaccount Value...................................................................      23
    Subaccount Unit Value..............................................................      23
    Fixed Account Value................................................................      24
    Loan Account Value.................................................................      24
CHARGES AND DEDUCTIONS.................................................................      24
    Premium Deductions.................................................................      25
    Monthly Deduction..................................................................      25
    Mortality and Expense Risk Charge..................................................      28
    Surrender Charge...................................................................      28
    Transfer Charge....................................................................      28
    Loan Charges.......................................................................      29
    Optional Accelerated Benefit Rider for Terminal Illness Charge.....................      29
    Portfolio Management Fees and Expenses.............................................      29
    Other Charges......................................................................      29
DEATH BENEFIT..........................................................................      30
    Death Benefit Proceeds.............................................................      30
    Death Benefit Options..............................................................      30
    Changing Death Benefit Options.....................................................      31
    Effects of Withdrawals on the Death Benefit........................................      32
    Changing the Principal Sum.........................................................      32
    Payment Options....................................................................      33
SUPPLEMENTAL BENEFITS (RIDERS).........................................................      33
SURRENDER AND WITHDRAWALS..............................................................      33
    Surrender..........................................................................      33
    Partial Withdrawals................................................................      34
    When We Will Make Payments.........................................................      35
TRANSFERS..............................................................................      35
    Third Party Transfers..............................................................      36
    Telephone Transfers................................................................      36
    Policy and Procedures Regarding Disruptive Trading and Market Timing...............      37
LOANS..................................................................................      39
    Effects of Policy Loans............................................................      40
POLICY LAPSE AND REINSTATEMENT.........................................................      41
    Lapse..............................................................................      41
    Reinstatement......................................................................      41
FEDERAL TAX CONSIDERATIONS.............................................................      42
    Tax Status of the Policy...........................................................      42
    Tax Treatment of Policy Benefits...................................................      43
ADDITIONAL INFORMATION.................................................................      47
    Distribution of the Policies.......................................................      47
    Legal Proceedings..................................................................      48
    Financial Statements...............................................................      48
PERFORMANCE DATA.......................................................................      48
    Hypothetical Illustrations Based on Adjusted Historic Portfolio Performance........      48
HYPOTHETICAL ILLUSTRATIONS.............................................................      48
TABLE OF CONTENTS FOR THE SAI..........................................................      53
GLOSSARY...............................................................................      54
APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES................................     A-1

POLICY BENEFITS/RISKS SUMMARY

      This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

POLICY BENEFITS

                             YOUR POLICY IN GENERAL

- TAX-DEFERRED ACCUMULATION. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

- LONG-TERM SAVINGS VEHICLE. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. THERE MAY BE ADVERSE CONSEQUENCES IF YOU DECIDE TO SURRENDER YOUR POLICY EARLY; YOU MAY BE REQUIRED TO PAY A SURRENDER CHARGE THAT APPLIES DURING THE FIRST 5 YEARS OF THE POLICY.

- PERSONALIZED ILLUSTRATIONS. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

- FIXED ACCOUNT. You may place money in the fixed account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by most of the fees and charges we assess. The fixed account is part of our general account.

- SEPARATE ACCOUNT. You may allocate premium(s) and Contract Value to one or more subaccounts of the variable account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the subaccounts will vary each day with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

                               PREMIUM FLEXIBILITY

- FLEXIBLE PREMIUMS. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

- MINIMUM PREMIUMS. This Policy does not provide a no-lapse period. PAYING THE MINIMUM PREMIUMS FOR THE POLICY MAY REDUCE YOUR RISK OF LAPSE, BUT WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

- RIGHT-TO-EXAMINE PERIOD. You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. If you decide to cancel the Policy during the right-to-examine period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy. The terms of the right-to-examine period may be different for Policy owners over age 60 who purchase their Policy in California.


                                  DEATH BENEFIT

- As long as the Policy remains in force, we will pay a death benefit payment to the beneficiary upon the death of the insured.

-     You must choose one of two death benefit options under the Policy.

      - OPTION A is a variable death benefit through attained age 99 that is the greater of:

            - the principal sum plus the Contract Value on the date of death; or

            - the Contract Value multiplied by the applicable death benefit percentage.

      - OPTION B is a level death benefit through attained age 99 that is the greater of:

            -     the principal sum on the date of death; or

            - the Contract Value multiplied by the applicable death benefit percentage.

-     After attained age 99, the death benefit equals the Contract Value.

- Any death benefit proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy and will be reduced by the amount of any outstanding loan amount (and any interest you owe) and any due and unpaid monthly deductions.

- CHANGE IN DEATH BENEFIT OPTION AND PRINCIPAL SUM. You may change the death benefit option or increase or decrease the principal sum once each Policy year if the insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and principal sum during the same Policy year unless done simultaneously). A change in death benefit option or principal sum may have tax consequences. You may not decrease the principal sum below the minimum principal sum amount shown on your Policy's specifications page. If you reduce your principal sum below $100,000, higher cost of insurance rates will be charged.

                            SURRENDER AND WITHDRAWALS

- SURRENDER. At any time while the Policy is in force, you may submit a written request to surrender your Policy and receive the Surrender Value (that is, the Contract Value minus the applicable surrender charge, and minus any outstanding loan amount and any interest you owe). A surrender may have tax consequences.

- PARTIAL WITHDRAWALS. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

      -     You may make only 1 withdrawal each calendar quarter.

      -     You must request at least $500.

      -     You may not request more than 75% of the Surrender Value.

      - For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.

      - If you select a level death benefit (Option B), the principal sum will be reduced by the amount of the partial withdrawal (but not by the processing fee).

                                    TRANSFERS

- Each Policy year you may make an unlimited number of transfers from and among the subaccounts and one transfer from the fixed account.




- Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.

- Transfers from the fixed account may not be for more than 25% of the unloaned value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

- We charge $25 for the 13th and each additional transfer during a Policy year.

- DOLLAR COST AVERAGING PROGRAM. The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. The minimum transfer amount is $100. No transfer fees apply, and transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year.

                                      LOANS

- You may take a loan against the Policy for amounts up to the Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account (part of our general account). Unless you specify otherwise, the amount is withdrawn from the subaccounts and the fixed account on a pro-rata basis.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

- We will charge you loan interest at a rate of 2.75% compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

- We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the insured's death.

-     A loan may have adverse tax consequences.

POLICY RISKS

                       RISK OF POOR INVESTMENT PERFORMANCE

      If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

      If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

                  RISK OF MARKET TIMING AND DISRUPTIVE TRADING


      THIS POLICY AND THE UNDERLYING PORTFOLIOS ARE NOT DESIGNED FOR MARKET TIMERS. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see the "Policy and Procedures Regarding Disruptive Trading and Market Timing" section below.


                                  RISK OF LAPSE

      This Policy does not provide a no-lapse period. You greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE MINIMUM PREMIUMS FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.

      Loans, withdrawals, any increase in the principal sum, any increase in the current charges, and/or poor investment returns could increase your risk of lapse.

      Your Policy will enter a 61-day pre-lapse grace period if either of the following occurs:

      - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are less than the cumulative minimum premiums, and the Surrender Value is not large enough to cover the monthly deduction when due; or

      - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are greater than the cumulative minimum premiums, but the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrender the Policy, is too low to pay the entire monthly deduction when due.


      Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.


      A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.

      You may reinstate a lapsed Policy within three years after the Policy enters the grace period, if the insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been surrendered for the Surrender Value.

                                    TAX RISKS

      A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of Tax Code requirements to a Policy issued on a special premium class basis particularly if the full amount of premiums permitted under the Policy is paid.

      Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a surrender and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax adviser about such loans.


      The Federal tax laws are unclear in a variety of areas. You should review the "Federal Tax Considerations" section of this prospectus carefully, ESPECIALLY IF YOU ARE PURCHASING THIS POLICY WITH THE INTENTION OF TAKING POLICY LOANS OR PARTIAL WITHDRAWALS AT ANY TIME IN THE FUTURE, AND/OR YOU INTEND TO KEEP THE POLICY IN FORCE AFTER THE INSURED REACHES AGE 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.


                           LIMITS ON CASH WITHDRAWALS

      The Policy permits you to take only one partial withdrawal in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

      A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will lapse. A withdrawal also may have tax consequences.

      A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the principal sum by the amount of the withdrawal (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

                                   LOAN RISKS

      A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. We also charge interest on amounts in the loan account at a rate of 2.75% compounded annually. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive as high an interest rate as amounts allocated to the fixed account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the subaccounts and the interest rate charged against and credited to the fixed account, the effect could be favorable or unfavorable.

      A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

      A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a tax adviser about such loans.

                      INCREASE IN CURRENT FEES AND EXPENSES

      Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

                          EFFECTS OF SURRENDER CHARGES

      The surrender charges under this Policy are significant during the first five Policy years and during the five years after any elected increase in principal sum. It is likely that you will receive no Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial principal sum for a substantial period of time.

      Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. If you have not paid sufficient premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly lapse.

PORTFOLIO RISKS

      A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

      There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLE


      The following tables describe the fees and charges that you will pay when buying and owning the Policy.(1) If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay since you may not be of the same age, gender, and risk class as the typical insured.


      The first table describes the fees and charges that you will pay when you pay premiums, make cash withdrawals from the Policy, fully surrender the Policy, transfer cash value among the subaccounts and the fixed account, or increase the principal sum of the Policy.

                                TRANSACTION FEES


                                                                                          AMOUNT DEDUCTED(2)
                                                                        ---------------------------------------------------
                                                                               GUARANTEED
                  CHARGE                     WHEN CHARGE IS DEDUCTED         MAXIMUM CHARGE             CURRENT CHARGE
--------------------------------------      -------------------------   ------------------------   ------------------------
PREMIUM CHARGE                                 Upon payment of each      4.25% of premiums paid     4.25% of premiums paid
                                                     premium

PARTIAL WITHDRAWAL CHARGE                      Upon cash withdrawal        2.0% of the amount         2.0% of the amount
                                                                        withdrawn, not to exceed   withdrawn, not to exceed
                                                                                   $25                        $25

SURRENDER CHARGE(3)                           Upon full surrender of     Sum of all underwriting    Sum of all underwriting
                                            the Policy during first 5       and sales charges          and sales charges
                                            Policy years, or within 5    remaining on the Policy    remaining on the Policy
                                               years following any
                                            increase in principal sum

-    Minimum Charge(4)                                                    $11.52 per $1,000 of       $11.52 per $1,000 of
                                                                              Principal Sum              Principal Sum

-    Maximum Charge(5)                                                    $51.68 per $1,000 of       $51.68 per $1,000 of
                                                                              Principal Sum              Principal Sum

-    Charge for a policy issued at                                        $18.91 per $1,000 of       $18.91 per $1,000 of
     age 37, during the 3rd month                                             Principal Sum              Principal Sum
     after issue

TRANSFER CHARGE                                   Upon transfer                    $25              First 12 transfers in a
                                                                                                     Policy year are free,
                                                                                                    $25 for each subsequent
                                                                                                           transfer

ADDITIONAL ANNUAL REPORT FEE                     Upon request for                  $5                         $5
                                             additional annual report

OPTIONAL RIDER WITH TRANSACTION FEES:

ACCELERATED BENEFIT RIDER FOR TERMINAL        When a benefit is paid     $250 plus the Actuarial    $150 plus the Actuarial
     ILLNESS(6)                                  under this rider               Discount                   Discount


------------------
(1) The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.

(2) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

(3) The surrender charge is equal to the sum of all remaining monthly underwriting and sales charges you would pay if the Policy stayed in force for five years from the date of issue (or date of principal sum increase), or until the maturity date, if earlier. The surrender charge is based upon the issue age of the insured (or the attained age at time of principal sum increase). The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more information about the surrender charges that apply to you by referring to the table of Underwriting and Sales Charges in this prospectus or by contacting your agent.

(4) This minimum charge is based on an insured age 21 at issue, during the 12th month after the Policy is issued.

(5) This maximum charge is based on an insured for a Policy that is issued at any age, with an increase in principal sum at attained age 65, during the 1st month after this increase.


(6) The administrative charge for this rider varies by state. It is guaranteed to equal $150 in TX and $0 in MS and NE. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

      The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                                                           AMOUNT DEDUCTED
                                                                       ---------------------------------------------------
                                                                                GUARANTEED
                  CHARGE                      WHEN CHARGE IS DEDUCTED         MAXIMUM CHARGE           CURRENT CHARGE
-----------------------------------------   -------------------------  -------------------------  ------------------------
MONTHLY ADMINISTRATIVE CHARGE                  Monthly on the issue         $10.00 per month         $7.00 per month
                                             date and on each monthly
                                                   due date

COST OF INSURANCE FOR THE BASE POLICY(7)      Monthly on the issue         Per $1,000 of Risk       Per $1,000 of Risk
(NO SPECIAL PREMIUM CLASS CHARGE OR EXTRA   date and on each monthly    Insurance Amount(10) each  Insurance Amount each
RATINGS)(8)                                       due date(9)                   month                       month

-    Minimum Charge(11)                                                     $0.09 per $1,000         $0.03 per $1,000

-    Maximum Charge(12)                                                     $83.33 per $1,000        $66.67 per $1,000

-    Charge for a male insured, issue                                       $0.21 per $1,000         $0.07 per $1,000
     age 37, in the preferred nonsmoker
     premium class, with a principal sum
     greater than or equal to $100,000 in
     Policy year 1

MONTHLY SPECIAL PREMIUM CLASS CHARGE(13)       Monthly on the issue    Factor multiplied by Cost    Factor multiplied by
                                             date and on each monthly    of Insurance Charge      Cost of Insurance Charge
                                                     due date

-    Minimum Charge                                                               1                           1

-    Maximum Charge                                                               5                           5

-    Charge for an insured in a                                                   1                           1
     standard premium class (not in a
     Special Premium Class)

----------------
(7) Cost of insurance charges are based on the insured's issue age, sex, and premium class, the Risk Insurance Amount, the number of months since the issue date and the amount of principal sum. The cost of insurance rate you pay increases annually with the age of the insured. We currently charge higher cost of insurance rates for Policies with a principal sum of less than $100,000. If you reduce your principal sum below $100,000 at any time, then the higher rates will apply. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

(8) Special Premium Class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

(9)   The cost of insurance charge is assessed until the insured attains age
      100.

(10) The Risk Insurance Amount equals the death benefit on a monthly due date, minus the Contract Value at the end of the Business Day preceding the monthly due date, plus the monthly administrative charge, the monthly underwriting and sales charge, and any charges for riders.

(11) This minimum charge is based on an insured with the following characteristics: female preferred nonsmoker, principal sum greater than $100,000, issue age 21, during the first Policy year.

(12) This maximum charge is based on any insured at attained age 99 in any underwriting class who does not have a special premium class rating. This maximum charge will be higher for a Policy with a special premium class rating or flat extra monthly charge.

(13) If the insured is in a special premium class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy's specifications page. The monthly special premium class charge shown in the table may not be representative of any charges you may pay. If the monthly special premium class charge applies to your Policy, the charge will be shown on the Policy's specification page. You can obtain more information about this charge by contacting your agent.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                           AMOUNT DEDUCTED
                                                                        ----------------------------------------------------
                                                                                GUARANTEED
               CHARGE                        WHEN CHARGE IS DEDUCTED          MAXIMUM CHARGE             CURRENT CHARGE
-----------------------------------------    ------------------------   --------------------------  ------------------------
FLAT EXTRA MONTHLY CHARGE(14)                  Monthly on the issue         Per $1,000 of Risk         Per $1,000 of Risk
                                             date and on each monthly     Insurance Amount each       Insurance Amount each
                                                     due date                     month                       month

-        Minimum Charge                                                       $0 per $1,000               $0 per $1,000

-        Maximum Charge                                                     $1,000 per $1,000           $25.00 per $1,000

-        Charge for an insured in a                                           $0 per $1,000               $0 per $1,000
         standard premium class

MONTHLY UNDERWRITING AND SALES CHARGE(15)      Monthly on issue date      Per $1,000 of original     Per $1,000 of original
                                              and on each monthly due     principal sum (or any       principal sum (or any
                                                date during first 5      principal sum increase)     principal sum increase)
                                             Policy years or within 5          each month:                 each month:
                                             years after any increase
                                                 in principal sum

-        Minimum Charge(16)                                                  $0.24 per $1,000           $0.24 per $1,000

-        Maximum Charge(17)                                                  $0.88 per $1,000           $0.88 per $1,000

-        Charge for a policy issued at                                       $0.34 per $1,000           $0.34 per $1,000
         age 37, during the first year

MORTALITY AND EXPENSE RISK CHARGE                      Daily               0.70% (on an annual         0.70% (on an annual
                                                                           basis) of daily net         basis) of daily net
                                                                        assets in the subaccounts         assets in the
                                                                           during the first ten      subaccounts during the
                                                                           policy years, 0.35%       first ten policy years,
                                                                         during years 11 through      0.35% during years 11
                                                                        20 and 0.25% after year 20    through 20 and 0.25%
                                                                                                          after year 20

LOAN INTEREST SPREAD(18)                        At the end of each          0.25% annually of       0.25% annually of amount
                                                    Policy year           amount in loan account         in loan account

OPTIONAL RIDER WITH PERIODIC CHARGES:

MONTHLY DISABILITY BENEFIT RIDER(19)           Monthly on issue date       Charge assessed each       Charge assessed each
                                              and on each monthly due   month per $100 of monthly       month per $100 of
                                                       date                      benefit                 monthly benefit

-        Minimum Charge(20)                                              $6 per month per $100 of   $4 per month per $100 of
                                                                             monthly benefit             monthly benefit
-        Maximum Charge(21)                                             $40 per month per $100 of    $30 per month per $100
                                                                             monthly benefit           of monthly benefit

-        Charge at the insured's attained                                $7 per month per $100 of   $4.50 per month per $100
         age 40                                                              monthly benefit           of monthly benefit


---------------------
(14) A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to insureds in hazardous occupations, to insureds who participate in hazardous avocations, such as aviation, and to insureds with certain physical impairments. Any flat extra charge will be shown on the Policy's specifications page. The flat extra monthly charge shown in the table may not be representative of the charges you will pay. You can obtain more information about the charge by contacting your agent.

(15) The monthly underwriting and sales charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in principal sum. The charge is set based on the insured's age at issue or when the principal sum is increased; the rate of the charge will increase with the insured's age. The monthly underwriting and sales charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

(16) This minimum charge is based on an insured that is 21 at issue, assuming no subsequent increases in principal sum.

(17) This maximum charge is based on an insured at any issue age, when the principal sum is increased at attained age 65.

(18) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (2.75% compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum).


(19) The Monthly Disability Benefit Rider charge depends on the insured's attained age and generally increases as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

(20)  This charge is for an insured at attained age 21.

(21) This charge is for an insured at attained age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the insured's risk of disability is roughly double that of a typical insured.

      The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio's fees and expenses in the prospectus for each portfolio.

RANGE OF ANNUAL OPERATING EXPENSES FOR THE PORTFOLIOS DURING 2004(1)


                                                                                              LOWEST           HIGHEST
                                                                                              ------           -------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted             0.54%            1.41%
from portfolio assets, including management fees, 12b-1 fees, and other expenses)


(1) The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.

The next table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2004.


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets as a percentage of average daily net assets in the portfolios as of December 31, 2004):



                                                                                                         CONTRACTUAL
                                                                                                         FEE WAIVER
                                                                                              GROSS          OR
                                                                                              TOTAL        EXPENSE       TOTAL
                                                       MANAGEMENT     12B-1      OTHER        ANNUAL     REIMBURSE-      ANNUAL
           NAME OF PORTFOLIO                             FEES        FEES(1)    EXPENSES     EXPENSES       MENT        EXPENSES
-----------------------------------------------------  ----------    -------    --------     --------    -----------    --------
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")
  (SERVICE CLASS SHARES)

  Fidelity VIP Growth Portfolio(2)                       0.58%        0.10%       0.10%       0.78%          N/A          0.78%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 (CLASS 2 SHARES)

  Franklin Small Cap Value Securities Fund(3)            0.53%        0.25%       0.18%       0.96%         0.04%         0.92%

GOLDMAN SACHS VARIABLE INSURANCE TRUST

  Goldman Sachs VIT CORE(SM) Small Cap Equity Fund(4)    0.75%         N/A        0.22%       0.97%          N/A          0.97%
  Goldman Sachs VIT Mid Cap Value Fund(5)                0.80%         N/A        0.08%       0.88%          N/A          0.88%

JANUS ASPEN SERIES (SERVICE SHARES)

  Janus Aspen Mid Cap Growth Portfolio (Service          0.64%        0.25%       0.01%       0.90%          N/A          0.90%
    Shares)

SCUDDER INVESTMENTS VIT FUNDS (CLASS B SHARES)

  Scudder VIT Equity 500 Index Fund(6)                   0.20%        0.25%       0.09%       0.54%          N/A          0.54%

SCUDDER VARIABLE SERIES II (CLASS A SHARES)

  SVS Dreman High Return Equity Portfolio(7)             0.73%         N/A        0.05%       0.78%          N/A          0.78%

WM VARIABLE TRUST (CLASS 2 SHARES) EQUITY FUNDS

  WM Equity Income Fund                                  0.62%        0.25%       0.05%       0.92%          N/A          0.92%

                                                                                                         CONTRACTUAL
                                                                                                         FEE WAIVER
                                                                                              GROSS          OR
                                                                                              TOTAL        EXPENSE       TOTAL
                                                       MANAGEMENT     12B-1      OTHER        ANNUAL     REIMBURSE-      ANNUAL
           NAME OF PORTFOLIO                             FEES        FEES(1)    EXPENSES     EXPENSES       MENT        EXPENSES
-----------------------------------------------------  ----------    -------    --------     --------    -----------    --------
  WM Growth & Income Fund                                0.76%        0.25%       0.03%       1.04%          N/A          1.04%
  WM Growth Fund                                         0.88%        0.25%       0.07%       1.20%          N/A          1.20%
  WM International Growth Fund                           0.91%        0.25%       0.25%       1.41%          N/A          1.41%
  WM Mid Cap Stock Fund                                  0.75%        0.25%       0.06%       1.06%          N/A          1.06%
  WM Small Cap Growth Fund                               0.87%        0.25%       0.11%       1.23%          N/A          1.23%
  WM West Coast Equity Fund                              0.62%        0.25%       0.07%       0.94%          N/A          0.94%

WM VARIABLE TRUST (CLASS 2 SHARES) FIXED INCOME FUNDS
  WM Income Fund                                         0.50%        0.25%       0.05%       0.80%          N/A          0.80%
  WM Money Market Fund                                   0.45%        0.25%       0.18%       0.88%          N/A          0.88%
  WM Short Term Income Fund                              0.50%        0.25%       0.11%       0.86%          N/A          0.86%
  WM U.S. Government Securities Fund                     0.50%        0.25%       0.04%       0.79%          N/A          0.79%

WM VARIABLE TRUST (CLASS 2 SHARES) STRATEGIC ASSET
 MANAGEMENT (SAM) PORTFOLIOS(8)

  WM SAM Balanced Portfolio                              0.10%        0.25%       0.93%       1.28%          N/A          1.28%
  WM SAM Conservative Balanced Portfolio                 0.10%        0.25%       0.91%       1.26%          N/A          1.26%
  WM SAM Conservative Growth Portfolio                   0.10%        0.25%       0.99%       1.34%          N/A          1.34%
  WM SAM Flexible Income Portfolio                       0.10%        0.25%       0.81%       1.16%          N/A          1.16%
  WM SAM Strategic Growth Portfolio                      0.10%        0.25%       1.04%       1.39%          N/A          1.39%


----------------------

(1) The 12b-1 distribution plan is described in the Portfolios' prospectus and/or statement of additional information. Because the 12b-1 fees are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.



(2) A portion of the brokerage expenses that the Fidelity VIP Growth Portfolio paid may be reimbursed and was used to reduce the Portfolio's expenses. In addition, through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce the Portfolio's custodian expenses. After taking into account these voluntary offsets, the Gross Total Annual Expenses for the Fidelity VIP Growth Portfolio was 0.75% during 2004. These offsets may be discontinued at any time.



(3) While the maximum amount payable under the Franklin Small Cap Value Securities Fund's Class 2 Shares 12b-1 plan is 0.35% per year of the Funds' average annual net assets, the Funds' Board of Trustees has set the 12b-1 rate at 0.25% of the Funds' average daily net assets until May 1, 2006. The manager of the Fund has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees and an exemptive order by the SEC.



(4) "Other Expenses" for the Goldman Sachs VIT CORESM Small Cap Equity Fund include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund plus all other ordinary expenses not detailed above. Additionally, the adviser for the Fund has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation, indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.11% of the average daily net assets of the Fund. The annual expenses for the Goldman Sachs VIT CORESM Small Cap Equity Fund after the fee reimbursements was 0.90% during 2004. The adviser has agreed to maintain these expense limitations through June 30, 2005. This expense limitation may be discontinued at any time after that date. Such expense reimbursements, if any, are computed daily and paid monthly.



(5) The "Other Expenses" for the Goldman Sachs Mid Cap Value Fund's transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all ordinary expenses not detailed above. The Fund's investment adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.25% of the Fund's average daily net assets. The Fund's investment adviser may waive or modify the expense limitation for the Fund, at its discretion, at any time. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the investment adviser for prior fiscal year expense, if any. The expense limitation for this Fund may be discontinued or modified by the adviser at its discretion at any time.



(6) The investment manager, the underwriter, and the accounting agent of the Scudder Investments VIT Funds have contractually agreed to limit their fees and to reimburse other expenses to the extent necessary to limit all expenses to 0.55% of the Scudder VIT Equity 500 Index Fund's average daily net assets until May 1, 2006.



(7) The investment manager, the underwriter, and the accounting agent of the SVS Dreman High Return Equity Portfolio, pursuant to their respective agreements with Scudder Variable Series II, have contractually agreed for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of SVS Dreman High Return Equity Portfolio to 0.87% of the Portfolio's average net assets.



(8) Each WM SAM Portfolio is an asset-allocation "fund of funds" that typically allocates its assets, within predetermined percentage ranges, among certain Funds of the WM Variable Trust and the WM High Yield Fund (the "Funds"). Each Portfolio has its own set of operating expenses, as does each of the Funds in which it invests. If you choose to invest in one of the WM SAM Portfolios subaccounts, you will be responsible for the indirect expense of the applicable WM SAM Portfolio as well as those of its Funds. Each WM SAM Portfolio indirectly bears a proportionate share of the applicable expenses of the Funds (including management fees) and is a shareholder of the Funds. Depending on which Funds are held by a WM SAM Portfolio and in what proportion, the fees will vary over time. "Other Expenses" and "Total Annual Expenses" show combined annual expenses for each WM SAM Portfolio and the Funds in which the Portfolio invests. The expenses shown assume a constant allocation by each Portfolio of its assets among the Funds identical to such Portfolio's actual allocation at December 31, 2004. A Portfolio's actual expenses may be higher or lower as a result of changes in the allocation of the Portfolio's assets among the Funds, and the expenses of the Fund and of the Portfolio.



                                 REDEMPTION FEES



      A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus.


                               DISTRIBUTION COSTS


      For information concerning the compensation paid for the sale of the Policies, see "Distribution of the Policies."


                           HYPOTHETICAL ILLUSTRATIONS

      We provide hypothetical illustrations at the end of this prospectus to show what the Contract Values, Surrender Values and Death Benefits would be for a hypothetical insured. These hypothetical illustrations are based on hypothetical rates of return of the subaccounts that are not guaranteed. Furthermore, the hypothetical illustrations reflect some of the charges we deduct under the Policy, and assume costs of insurance rates for a hypothetical insured person. Your rates of return and insurance charges may be higher or lower than those shown in these illustrations. The actual return on your Contract Value will depend on factors such as the amounts you allocate to particular subaccounts, the amounts we deduct from your Contract Value for the monthly deduction, the portfolios' performance and expenses, and any loan and partial withdrawal history.

      Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY

      Farmers New World Life Insurance Company ("Farmers") is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all benefits under the Policy.

                                THE FIXED ACCOUNT

      You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers' general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account's assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.

      Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

      The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 2.5% guaranteed rate.

      We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

      We currently allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis ("LIFO") for the purpose of crediting interest.

      The fixed account is not registered with the Securities and Exchange Commission ("SEC"). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

                              THE VARIABLE ACCOUNT

      Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the Federal securities laws.

      The variable account is divided into subaccounts, each of which invests in shares of one portfolio of a fund.

      Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount's own investment experience and not the investment experience of our other assets. The variable account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the variable account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

      CHANGES TO THE VARIABLE ACCOUNT. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

                                 THE PORTFOLIOS

      Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company.

Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

      The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

      Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

      Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Policy. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Policy.

      An investment in a subaccount, or in any portfolio, including the WM Money Market Fund, is not insured or guaranteed by the U.S. Government and there can be no assurance that the WM Money Market Fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

                     INVESTMENT OBJECTIVES OF THE PORTFOLIOS

      The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, CONDITIONS OF INVESTING, AND FEES AND EXPENSES OF EACH PORTFOLIO IN THE PROSPECTUSES FOR THE PORTFOLIOS THAT ARE ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY.


           PORTFOLIO                                     INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
--------------------------------  --------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO     Seeks long-term growth of capital. Investment adviser is Fidelity Management & Research
(SERVICE CLASS)                    Company.

FRANKLIN SMALL CAP VALUE           Seeks long-term total return. Investment adviser is Franklin Advisory Services, LLC.
SECURITIES FUND (CLASS 2)

GOLDMAN SACHS CORE(SM) SMALL CAP   Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management,
EQUITY FUND                        L.P.

GOLDMAN SACHS MID CAP VALUE FUND   Seeks long-term capital appreciation. Investment adviser is Goldman Sachs Asset
                                   Management, L.P.

JANUS ASPEN MID CAP GROWTH         Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
PORTFOLIO (SERVICE SHARES)

SCUDDER VIT EQUITY 500 INDEX       Seeks to replicate, as closely as possible, before expenses, the performance of the
FUND (CLASS B)                     Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large US companies. Investment adviser is Deutsche Asset Management, Inc. The subadviser is
                                   Northern Trust Investments, N.A.

SVS DREMAN HIGH RETURN EQUITY      Seeks to achieve a high rate of total return.  Investment adviser is Deutsche Investment
PORTFOLIO (CLASS A)                Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

WM EQUITY INCOME FUND (CLASS 2)    Seeks to provide a relatively high level of current income and long-term growth of income and capital. The investment adviser is WM Advisors, Inc.

           PORTFOLIO                                         INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
-----------------------------------  ------------------------------------------------------------------------------------------
WM GROWTH & Income Fund (Class 2)    Seeks to provide long-term capital growth. Current income is a secondary consideration.
                                     Investment adviser is WM Advisors, Inc.

WM GROWTH FUND (CLASS 2)             Seeks to provide long-term capital appreciation. Investment adviser is WM Advisors, Inc.

WM WEST COAST EQUITY FUND (CLASS 2)  Seeks to provide long-term growth of capital. Investment adviser is WM Advisors, Inc.

WM MID CAP STOCK FUND (CLASS 2)      Seeks to provide long-term capital appreciation. Investment adviser is WM Advisors, Inc.

WM SMALL CAP GROWTH FUND (CLASS 2)   Seeks to provide long-term capital appreciation. Investment adviser is WM Advisors, Inc.

WM INTERNATIONAL GROWTH FUND         Seeks to provide long-term capital appreciation. Investment adviser is WM Advisors, Inc.
(CLASS 2)

WM INCOME FUND (CLASS 2)             Seeks to provide a high level of current income consistent with preservation of capital.
                                     Investment adviser is WM Advisors, Inc.

WM MONEY MARKET FUND (CLASS 2)       Seeks to maximize current income while preserving capital and maintaining liquidity.
                                     Investment adviser is WM Advisors, Inc.

WM SHORT TERM INCOME FUND (CLASS 2)  Seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal. Investment adviser is WM Advisors, Inc.

WM U.S. GOVERNMENT SECURITIES        Seeks to provide a high level of current income, consistent with safety and liquidity.
FUND (CLASS 2)                       Investment adviser is WM Advisors, Inc.

WM SAM BALANCED PORTFOLIO (CLASS 2)  Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk. Investment adviser is WM Advisors, Inc.

WM SAM CONSERVATIVE BALANCED         Seeks to provide a high level of total return (consisting of reinvestment of income and
PORTFOLIO (CLASS 2)                  capital appreciation) consistent with a moderate degree of principal risk. In general, relative to the other portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk. Investment adviser is WM Advisors, Inc.

WM SAM CONSERVATIVE GROWTH           Seeks to provide long-term capital appreciation. In general, relative to the other
PORTFOLIO (CLASS 2)                  portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.  Investment adviser is WM Advisors, Inc.

WM SAM FLEXIBLE INCOME PORTFOLIO     Seeks to provide a high level of total return (consisting of reinvestment of income with
(CLASS 2)                            some capital appreciation). In general, relative to the other portfolios, the Flexible
                                     Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk. Investment adviser is WM Advisors, Inc.

WM SAM STRATEGIC GROWTH              Seeks to provide long-term capital appreciation. In general, relative to the other
PORTFOLIO (CLASS 2)                  portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth, and a corresponding level of principal risk.  Investment adviser is WM
                                     Advisors, Inc.


      In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously.

Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

      If a fund's Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

      PLEASE READ THE ATTACHED PROSPECTUSES FOR THE PORTFOLIOS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.


                           SELECTION OF THE PORTFOLIOS



      The portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser's (and/or subadviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will compensate us for administrative, marketing, and support services that would otherwise be provided by the portfolio, or its service providers, or whether the portfolios adviser was an affiliate.



      You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.



      In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.



      YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN.



      We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Policy.



      REVENUE WE RECEIVE FROM THE PORTFOLIOS AND/OR THEIR SERVICE PROVIDERS. We (and our affiliates) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:



      - RULE 12B-1 FEES. We and/or our affiliate, Farmers Financial Solutions, LLC ("FFS"), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the "Fee Table" in this Prospectus. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Policy and certain other variable insurance products that we issue.

      - ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES ("SUPPORT FEES"). We and/or FFS may receive compensation from some of the portfolios' service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.



      The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:



                     INCOMING PAYMENTS TO FARMERS AND/OR FFS



 From the following Funds and their    Maximum     From the following Funds and their Service  Maximum % of
              Providers:             % of assets*                 Providers:                     assets*
-----------------------------------  ------------  ------------------------------------------  ------------
               Fidelity                  0.15%                      Janus                          0.25%
          Franklin Templeton             0.25%                     Scudder                         0.25%
            Goldman Sachs                0.25%                        WM                           0.25%



* Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by us.



      - OTHER PAYMENTS. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio's service providers with regard to the variable insurance products we issue. The amounts are paid out of the adviser's (or affiliate's) own resources and not out of fund assets. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.



      Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies.



      For further details about the compensation payments we make in connection with the sale of the Policies, see the "Distribution of the Policies" section below.


                         AVAILABILITY OF THE PORTFOLIOS

      We do not guarantee that each portfolio will always be available for investment through the Policies.

      We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

                       YOUR RIGHT TO VOTE PORTFOLIO SHARES

      Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Policy owners instruct, so long as such action is required by law.

      Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

      If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

THE POLICY

                               PURCHASING A POLICY

      To purchase a Policy, you must send the application and, in most cases an initial premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

      There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your initial premium is allocated to one or more subaccounts of the variable account and/or to the fixed account.

      Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

      We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

      We determine the minimum principal sum (death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum principal sum for the preferred premium class is $100,000, and $50,000 for all others. The maximum issue age for insureds is age 75. We base the minimum initial premium for your Policy on a number of factors including the age, sex and premium class of the insured and the amount of the principal sum. We currently require a minimum initial premium as shown on the Policy's specifications page.

                        TAX-FREE `SECTION 1035' EXCHANGES

      You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy's suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                      WHEN INSURANCE COVERAGE TAKES EFFECT


      TEMPORARY INSURANCE COVERAGE. If the primary proposed insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed insured and children to be covered under a Children's Insurance Rider with temporary insurance coverage in the amount applied for (Excluding Accidental Death Benefit) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.


      Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

      -  The date full insurance coverage becomes effective; or

      - The date the proposed insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

      - The date the proposed insured or the owner signs a request to cancel the application or rejects the Policy.


      FULL INSURANCE COVERAGE. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy, if issued.


      Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements and we accept the original application. On the issue date, we will allocate your premium (multiplied by the percent of premium factor) to the fixed account until the reallocation date and we will begin to deduct monthly deductions from your Contract Value. See "Allocating Premiums."

      BACKDATING. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, monthly deductions including cost of insurance charges and underwriting and sales charges will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date (or a few days prior to the record date in some cases).

                  CANCELING A POLICY (RIGHT-TO-EXAMINE PERIOD)

      You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

      POLICIES SOLD IN CALIFORNIA. If you purchase your Policy in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the right-to-examine period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Policy.


      During the 30-day right-to-examine period (plus 10 days), we will place your premium in the fixed account, unless you specifically direct that we allocate your premium to the subaccounts and fixed account you selected on the application. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rate. If your premium is placed solely in the fixed account, we will refund to you all premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier).

      If you have directed that your premium be invested in the subaccounts, rather than the fixed account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. YOU BEAR THE RISK THAT A REFUND OF YOUR CONTRACT VALUE COULD BE LESS THAN THE PREMIUM YOU PAID FOR THIS POLICY. If you decide to cancel this Policy after the right-to-examine period, cancellation during the surrender charge period may result in a surrender charge.

                                STATE VARIATIONS

      Any state variations in the Policy are described in a special policy form used in that state. This Prospectus provides a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.

                                 OTHER POLICIES

      We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels for these policies than this Policy. For more information about other policies, please contact our Service Center or your agent.

                                OWNERSHIP RIGHTS

      The Policy belongs to the owner named in the application. The owner may exercise all of the ownership rights and options described in the Policy. The insured is the owner unless the application specifies a different person as the owner. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured. The owner may designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.

Changing the Owner

      - You may change the owner by providing a written request to us at any time while the insured is alive.

      -  The change takes effect on the date that the written request is signed.

      - We are not liable for any actions we may have taken before we received the written request.

      -  Changing the owner does not automatically change the beneficiary.

      Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.

Selecting and Changing the Beneficiary

      - If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

      - If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

      - If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.

      - You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured's death, then the death benefit proceeds will be paid as if the beneficiary had died first.

      - You can change the beneficiary by providing us with a written request while the insured is living.

      - The change in beneficiary is effective as of the date you sign the written request. o We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy

      -  You may assign Policy rights while the insured is alive.

      -  The owner retains any ownership rights that are not assigned.

      - The assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

      - Claims under any assignment are subject to proof of interest and the extent of the assignment.

      -  We are not:

         - bound by any assignment unless we receive a written notice of the assignment.

         -  responsible for the validity of any assignment.

         - liable for any payment we made before we received written notice of the assignment.

      Assigning the Policy may have tax consequences. See "Federal Tax Considerations."

                              MODIFYING THE POLICY

      Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

      Upon notice to you, we may modify the Policy to:

      - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

      - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

      -  reflect a change in the variable account's operations.

      If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                               POLICY TERMINATION

      Your Policy will terminate on the earliest of:


      -  the maturity date (insured's attained age 120);



      -  the date the insured dies;



      -  the end of the grace period without a sufficient payment; and


      -  the date you surrender the Policy.

PREMIUMS

                               PREMIUM FLEXIBILITY

      You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE MINIMUM PREMIUMS FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

      Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the premium indicated on your Policy's specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the insured reaches attained age 100.

      We multiply each premium by the percent of premium factor (currently 95.75%) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

      WE WILL TREAT ANY PAYMENT YOU MAKE AS A PREMIUM UNLESS YOU CLEARLY MARK IT AS A LOAN REPAYMENT. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

      PLANNED PREMIUMS. You may determine a planned premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the monthly deduction. See "Risk Summary," "Policy Lapse."

      ELECTRONIC PAYMENTS OR BILLING. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

      You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 120), or the date when either (1) the insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to surrender the Policy.

      TAX CODE PROCESSING. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract ("MEC") or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the EXCESS PORTION of that premium. We will immediately notify the owner and give an explanation of the issue by sending a letter to the owner's address of record. We will refund the EXCESS premium no later than 2 weeks after receipt of the premium at the Service Center (the "refund date"), except in the following circumstances:

      a. the tax problem resolves itself prior to the refund date; or

      b. the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.


      During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.


                                MINIMUM PREMIUMS


      The full initial premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the minimum premium. PAYING THE MINIMUM PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums may be necessary to keep the Policy in force to maturity.


      The initial minimum premium for two alternative payment modes (for example, annual and monthly) are shown on your Policy's specifications page. The minimum premium depends on a number of factors including the age, sex, and premium class of the proposed insured, and the principal sum.

      The minimum premium will change if:

      -  you increase or decrease the principal sum;

      -  you change the death benefit option;

      -  you change or add a rider;

      - you take a partial withdrawal when you have elected the level death benefit option (Option B); or o the insured's premium class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

      If your Surrender Value (that is, the Contract Value, minus the surrender charge, and minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) becomes zero or less AND if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premiums are the sum of all past monthly-mode minimum premiums since the issue date.

      But if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, then your Policy will enter a grace period only if your Contract Value, minus any outstanding loan amount (and any interest you would owe if you surrendered the Policy), is too low to pay the entire monthly deduction when due.

      Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

                               ALLOCATING PREMIUMS

      When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules.

      - You must put at least 1% of each premium in any subaccount you select or the fixed account.

      - Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

      You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the subaccounts or the fixed account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.

      Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

      On the issue date, we will allocate your premium(s) received, times the percent of premium factor, minus the monthly deduction(s), to the fixed account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the fixed account on the Business Day it is received at the Service Center. We also allocate any premiums we receive from the issue date to the reallocation date, we will reallocate the Contract Value in the fixed account to the other subaccounts (at the unit value next determined) and the fixed account in accordance with the allocation percentages provided in the application.

      Unless additional underwriting is required or a situation described above in the "Tax Code Processing" section occurs, we invest all premiums paid after the reallocation date on the Business Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

YOUR CONTRACT VALUES

YOUR CONTRACT VALUE

      - varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

      -   serves as the starting point for calculating values under a Policy;

      - equals the sum of all values in each subaccount, the loan account and the fixed account;

      -   is determined on the issue date and on each Business Day;

      - on the issue date, equals the initial premium times the percent of premium factor, less the monthly deduction; and

      - has no guaranteed minimum amount and may be more or less than premiums paid.

                                SUBACCOUNT VALUE

      Each subaccount's value is determined at the end of each Business Day. We determine your Policy's value in each subaccount by multiplying the number of units that your Policy has in the subaccount by the accumulation unit value of that subaccount at the end of the Business Day.

THE NUMBER OF UNITS
IN ANY SUBACCOUNT ON
ANY BUSINESS DAY
EQUALS:

      -   the initial units purchased at the unit value on the issue date; PLUS

      - units purchased with additional premiums net of the percent of premium factor; PLUS

      - units purchased via transfers from another subaccount or the fixed account; MINUS

      -   units redeemed to pay a pro-rata share of the monthly deductions;
          MINUS

      - units redeemed to pay for partial withdrawals and any processing fees; MINUS

      - units redeemed as part of a transfer to another subaccount, the loan account or the fixed account.

      Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that subaccount at the end of the Valuation Period.

                              SUBACCOUNT UNIT VALUE

      The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

                                FIXED ACCOUNT VALUE

      On the issue date, the fixed account value is equal to the premiums paid multiplied by the percent of premium factor, less the first monthly deduction.

THE FIXED ACCOUNT VALUE AT THE END OF ANY VALUATION PERIOD EQUALS:

      - the fixed account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; PLUS

      - the portion of the premium(s), multiplied by the percent of premium factor, allocated to the fixed account since the preceding Business Day, plus interest from the date such premiums were received to the date of calculation; PLUS

      - any amounts transferred to the fixed account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

      - the amount of any transfer from the fixed account to the subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation, and any processing fee; MINUS

      - the amount of any partial withdrawals and any processing fees deducted from the fixed account since the preceding Business Day, plus interest on those surrendered amounts from the effective date of each withdrawal to the date of calculation; MINUS

      - a pro-rata share of the monthly deduction, on each Business Day when a monthly deduction is due.

      Your Policy's guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

                               LOAN ACCOUNT VALUE

THE LOAN ACCOUNT VALUE AT THE END OF ANY VALUATION PERIOD EQUALS:

      - the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; PLUS

      - any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

      - the amount of any transfer from the loan account to the subaccounts and the fixed account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

      Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the fixed account and subaccounts to the loan account on a pro-rata basis if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

CHARGES AND DEDUCTIONS

      This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS WE PROVIDE:

      - the death benefit, surrender and loan benefits under the Policy and the benefits provided by riders

      -   investment options, including premium allocations

      -   administration of elective options

      -   the distribution of reports to owners

COSTS AND EXPENSES WE INCUR:

      - costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

      -   overhead and other expenses for providing services and benefits

      - sales and marketing expenses, including compensation paid in connection with the sale of the Policies

      - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees


RISKS WE ASSUME INCLUDE BUT ARE NOT LIMITED TO:

      - that the cost of insurance charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate

      - that the costs of providing the services and benefits under the Policies exceed the charges we deduct

      All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

                               PREMIUM DEDUCTIONS

      When you make a premium payment, we apply a percent of premium factor currently equal to 95.75% to the premium to determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. The 4.25% of each premium that we retain is the sum of 2%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state, and currently range from 0% to 3.50% in the states in which the Policy is sold. The 2.25% estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on policies in states that charge a higher premium tax rate.

                                MONTHLY DEDUCTION

      We take a monthly deduction from the Contract Value on the issue date and on the Business Day nearest each monthly due date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.

      The monthly deduction is equal to:

      -  The monthly administration charge; PLUS

      -  The cost of insurance charge for the Policy; PLUS

      -  Extra charges for a special premium class, if any; PLUS

      -  The monthly underwriting and sales charge; PLUS

      -  The charges for any riders.

      MONTHLY ADMINISTRATION CHARGE. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $7. We may increase or decrease this charge but it is guaranteed never to be higher than $10.

      COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g. the principal sum, the Contract Value, the insured's issue age, sex, and premium class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month.

      The cost of insurance charge is equal to the cost of insurance rate at the insured's attained age, times the number of thousands of Risk Insurance Amount.

      The Risk Insurance Amount is:

      1. The current death benefit; MINUS

      2. The Contract Value at the end of the Business Day preceding the monthly due date; PLUS

      3. The monthly administrative charge for the month that begins on the monthly due date; PLUS

      4. The monthly underwriting and sales charge; PLUS

      5. Any charges for riders for the month that begins on the monthly due date.

      The Risk Insurance Amount may increase or decrease each month, depending on investment experience of the portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

      Cost of insurance rates are based on the principal sum, sex, attained age, and premium class of the insured. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.

      The premium class of the insured will affect the cost of insurance rates. We currently place insureds into preferred and standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for insureds in special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special premium class rating factor shown on your Policy's specification page.

      We calculate the cost of insurance separately for the initial principal sum and for any increase in principal sum. If you request and we approve an increase in your Policy's principal sum, then a different premium class (and a different cost of insurance rate) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

      The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.

      We currently charge cost of insurance rates that are higher for Policies having a principal sum less than $100,000. If you reduce your principal sum below $100,000 at any time, these higher rates will apply.

      MONTHLY SPECIAL PREMIUM CLASS CHARGE. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special premium class rating factor shown on your Policy's specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the monthly deduction and compensates us for additional costs associated with policies in a special premium class. If applicable to you, your Policy's specification page will show you the amount of this charge.

      FLAT EXTRA MONTHLY CHARGE FOR POLICIES IN A SPECIAL PREMIUM CLASS. We may deduct an additional flat extra monthly charge as part of the monthly deduction if the insured is in a special premium class. This compensates us for additional costs we anticipate from policies in a special premium class. The charge, if any, will be shown on your Policy's specifications page.

      MONTHLY UNDERWRITING AND SALES CHARGE. We deduct this charge each month during the first 60 months after the issue date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 60 months each time you choose to increase the principal sum after the issue date. The rate for this charge depends upon the insured's age at issue or at the time of any increase in principal sum. The charge is calculated by multiplying the rate for this charge by the amount of principal sum issued or by the amount by which the principal sum is increased above the principal sum immediately prior to the current increase. The underwriting and sales charge is not imposed on any increases in principal sum that are due to a change in death benefit option. The underwriting and sales charge will not be reduced as a result of a reduction in the principal sum.

      The amount of the monthly underwriting and sales charge is computed on the issue date, as follows:

      1. Find the appropriate annualized underwriting and sales charge per $1,000 for the insured's issue age in the following table; then

      2. Multiply this charge per $1,000 by the original principal sum; then

      3. Divide the result by 1,000; then

      4. Divide the result by 12.

            UNDERWRITING AND SALES CHARGE PER $1,000 OF PRINCIPAL SUM

   Issue Age, or
  Attained Age at       Annualized
Which Principal Sum     Charge per
    is Increased          $1,000
-------------------     ----------
         21                2.88
         22                2.88
         23                2.88
         24                2.88
         25                2.88
         26                2.88
         27                2.88
         28                2.88
         29                2.88
         30                2.88
         31                2.98
         32                3.07
         33                3.17
         34                3.26
         35                3.36
         36                3.67
         37                3.98
         38                4.30
         39                4.61
         40                4.92
         41                5.02
         42                5.11
         43                5.21
         44                5.30
         45                5.40
         46                5.83
         47                6.26
         48                6.55
         49                6.75
         50                6.69
         51                7.17
         52                7.40
         53                7.64
         54                7.89
         55                8.16
         56                8.45
         57                8.75
         58                9.08
         59                9.43
         60                9.80
         61               10.20
    62 and older          10.51

      If you choose to increase the principal sum after the issue date, we will assess an additional underwriting and sales charge for 60 months after the increase takes effect. The additional charge will be assessed only on the amount of the increase in principal sum, using the charge applicable to the insured's attained age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.

      OPTIONAL MONTHLY DISABILITY RIDER CHARGE. The monthly deduction includes charges for the Monthly Disability Benefit Rider, which is one of the optional insurance benefits you may add to your Policy by rider. The Monthly Disability Benefit Rider charge is summarized in the Fee Table in this prospectus. Any Monthly Disability Benefit Rider charges applicable to your Policy will be indicated in the rider you receive. The following is a description of the Monthly Disability Benefit Rider:

      - MONTHLY DISABILITY BENEFIT RIDER. This benefit adds a monthly benefit to the fixed account if we receive due proof that the insured is totally disabled as defined in the rider. We pay the monthly benefit during the insured's continued disability, but not beyond the insured's attained age 65. The monthly benefit is the monthly disability benefit rider amount multiplied by the percent of premium factor that is shown on the policy specifications page. Disability must start before the insured's attained age 60. The charge for this rider will be added to the monthly deduction for the Policy.

      The monthly charge for this rider is the sum of:

      1. the monthly disability benefit rider amount shown on the policy specifications page times a percentage at the insured's attained age; PLUS

      2. the extra monthly charge for a special premium class for this rider, if any.

                        MORTALITY AND EXPENSE RISK CHARGE

      We deduct a daily charge from your Contract Value in each subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

      -  your Contract Value in each subaccount MULTIPLIED BY

      - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.70% during the first 10 Policy years, 0.30% during Policy years 11 through 20, and 0.25% thereafter.

      If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

                                SURRENDER CHARGE

      We deduct a surrender charge if, during the first five Policy years or within five years after any increase in principal sum, you fully surrender the Policy. In the case of a full surrender, we pay you the Contract Value less any surrender charge and any outstanding loan amount and any interest you owe. The payment you receive is called the Surrender Value.

      THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. Under some circumstances the level of surrender charges might result in no Surrender Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

      1. you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or

      2. investment performance is too low.

      The surrender charge is equal to the sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the issue date (or date of principal sum increase), or until the maturity date, if earlier.

      An example of calculating the surrender charge follows:

      This example is for a policy that is in its 39th month. The principal sum is $200,000 and the issue age is 35.

      The monthly underwriting and sales charge for this policy is (3.36)(200,000/1,000)/12 = $56.00. The number of such charges that remain on the policy is 60-39 = 21. Therefore, the surrender charge is (21)(56.00) = $1,176.

      PARTIAL WITHDRAWAL PROCESSING FEE. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

                                 TRANSFER CHARGE

- We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.

-  We charge $25 for each additional transfer. We will not increase this charge.

- For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

- We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.

- Transfers we effect on the reallocation date, and transfers due to loans and dollar cost averaging, do NOT count as transfers for the purpose of assessing this charge.

                                  LOAN CHARGES

- We will charge interest on amounts in the loan account at a rate of 2.75% compounded annually. This rate is guaranteed. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

         OPTIONAL ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS CHARGE


      We deduct a one-time charge for the Accelerated Benefit Rider for Terminal Illness, which is one of the optional insurance benefits you may add to your Policy by rider. The charge we assess for the Accelerated Benefit Rider for Terminal Illness is summarized in the "Fee Table" in this prospectus. There is no charge for this rider prior to the time the accelerated benefits are paid. At that time, we will assess an administrative charge not to exceed $250 (currently $150) that will be deducted from the benefit amount that you are paid. The benefit is also reduced by an actuarial discount appropriate to the Policy to which the rider is attached to compensate us for expected lost income due to the early payment of the death benefit. The actuarial discount charge may be significant. The administrative charge for the rider varies by state. The Accelerated Benefit Rider for Terminal Illness charges applicable to your Policy will be indicated in the rider you receive.


      This benefit allows accelerated payment of up to 50% of the death benefit (unless a smaller amount is allowed by state law) while the insured is still alive, provided that the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a different period is required by state law), or 24 months in certain circumstances. The maximum benefit available is the lesser of 50% of the death benefit (smaller percentage in some states) or $150,000. Exercise of this rider may reduce other benefits under the Policy under a formula set forth in the rider.

                      PORTFOLIO MANAGEMENT FEES AND EXPENSES


      Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2004, total annual portfolio fees and charges for the portfolios offered through this Policy ranged from 0.54% to 1.41% of average daily portfolio assets. See the "Fee Table" in this Prospectus and the prospectuses for the portfolios for more information.



      REDEMPTION FEES. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio's redemption fee, see the portfolio prospectus.


                                  OTHER CHARGES

-  We charge $5 for each additional annual report you request.

DEATH BENEFIT

                             DEATH BENEFIT PROCEEDS

      As long as the Policy is in force, we will pay the death benefit proceeds once we receive satisfactory proof of the insured's death at our Home Office. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds into an interest paying checking account or under a payment option. For more information, see "Payment Options" in the SAI.

DEATH BENEFIT
PROCEEDS EQUAL:

      -   the death benefit (described below); MINUS

      -   any past due monthly deductions; MINUS

      -   any outstanding Policy loan on the date of death; MINUS

      -   any interest you owe on the Policy loan(s); PLUS

      - any additional benefits payable under the terms of any riders attached to the Policy.

      If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary's name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

      We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," "Misstatement of Age or Sex," and "Suicide Exclusion" in the SAI.

                              DEATH BENEFIT OPTIONS

      In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the insured. We call this the "principal sum" of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages after age 99, the death benefit equals the Contract Value.

THE VARIABLE DEATH
BENEFIT UNDER OPTION
A IS THE GREATER OF:

      - the principal sum PLUS the Contract Value (determined as of the end of the Valuation Period during which the insured dies); OR

      - the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

      Under Option A, the death benefit varies with the Contract Value.

THE LEVEL DEATH
BENEFIT UNDER OPTION
B IS THE GREATER OF:

      -   the principal sum on the date of death; OR

      - the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

      Under Option B, your death benefit generally equals the principal sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

      Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

      In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person's attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:


ATTAINED AGE           DEATH BENEFIT PERCENTAGE
------------    --------------------------------------
40 and under                     250%
  41 to 45      250% minus 7% for each age over age 40
  46 to 50      209% minus 6% for each age over age 46
  51 to 55      178% minus 7% for each age over age 51
  56 to 60      146% minus 4% for each age over age 56
  61 to 65      128% minus 2% for each age over age 61
  66 to 70      119% minus 1% for each age over age 66
  71 to 74      113% minus 2% for each age over age 71
  75 to 90                       105%
  91 to 94      104% minus 1% for each age over age 91
  95 to 99                       100%


      If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

      OPTION A EXAMPLE. Assume that the insured's attained age is under 40, that there have been no decreases in the principal sum, and that there are no outstanding loans. Under Option A, a Policy with a principal sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

      However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the principal sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

      Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

      OPTION B EXAMPLE. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in principal sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 principal sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the principal sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

      Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

                         CHANGING DEATH BENEFIT OPTIONS

      You may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.


      A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See " Charges and Deductions - Monthly Deduction - Cost of Insurance Charge.") If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option

B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured's age. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.


      After any reduction in principal sum or change in death benefit option, the underwriting and sales charge and the surrender charge for the Policy will continue to be based on the same principal sum amount on which it was based immediately before the change and on any subsequent requested increase in principal sum.

      For a more detailed discussion on changing death benefit options, see the SAI.

                   EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT

      If you have selected the variable death benefit (Option A), a withdrawal will not affect the principal sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the principal sum by the amount of the withdrawal (not including the processing fee). The reduction in principal sum will be subject to the terms of the Changing the Principal Sum section below.

                           CHANGING THE PRINCIPAL SUM

      When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the insured. We call this the principal sum. You may change the principal sum subject to the conditions described below. YOU MAY EITHER CHANGE THE PRINCIPAL SUM OR CHANGE THE DEATH BENEFIT OPTION (BUT NOT BOTH, UNLESS DONE SIMULTANEOUSLY) NO MORE THAN ONCE PER POLICY YEAR. We will send you a Policy endorsement with the change to attach to your Policy.

      Increasing the principal sum could increase the death benefit. Decreasing the principal sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the principal sum prior to the change. Changing the principal sum could affect the subsequent level of death benefit and Policy values. An increase in the principal sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the principal sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

      We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the principal sum may have other tax consequences. You should consult a tax adviser before changing the principal sum.

      INCREASES

      - You may increase the principal sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request. We can deny your request for reasons including but not limited to the following:

         - We do not wish to increase the death benefits due to the insured's health, occupation, avocations, or any factor that we believe has a bearing on the insured's risk of death.

         - We conclude the insured has an excessive amount of insurance coverage

         - We conclude the owner no longer has an insurable interest in the insured.

      - You can increase the principal sum at any time before the insured's attained age 75. Increases during the first Policy year are permitted.

      - The minimum increase is $25,000 during the first two years after the issue date. The minimum increase after the second year is $100,000 if the premium class shown on the Specifications Page of your Policy is preferred non-nicotine use, or $50,000 otherwise.

      - An additional underwriting and sales charge will be imposed each month during the 60 months following each increase in principal sum. We assess this charge on the amount of the increase in principal sum. See the "Underwriting and Sales Charge" section of this prospectus for an explanation of how this charge is calculated.

      - Increasing the principal sum will increase your Policy's minimum premium.

      DECREASES

      - You may decrease the principal sum, but not below the minimum principal sum amount shown on your Policy's specifications page.

      - You must submit a written request to decrease the principal sum. Evidence of insurability is not required.

      - Any decrease will be effective on the monthly due date following our approval of your request.

      - A reduction in principal sum will not reduce any underwriting and sales charges or surrender charges on the Policy.

      - A decrease in principal sum may require that a portion of a Policy's Surrender Value be distributed as a partial withdrawal in order to maintain federal tax compliance. Decreasing the principal sum may also cause your Policy to become a Modified Endowment Policy under federal tax law and receive less favorable tax treatment than other life insurance policies. See "Tax Treatment of Policy Benefits, Modified Endowment Policies."

      -  Decreasing the principal sum will reduce your Policy's minimum premium.

      - Decreasing the principal sum may increase the rates we charge you for the cost of insurance. We currently charge significantly higher rates if the principal sum is below $100,000 than if it is at least $100,000.

                                 PAYMENT OPTIONS

      There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.

SUPPLEMENTAL BENEFITS (RIDERS)

      The following supplemental benefits (riders) are available and may be added to a Policy. We assess a charge for each benefit. See the "Fee Table" and "Charges and Deductions" for more information on the charges assessed for each rider. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.


      - ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (not yet available in all states)


      -  MONTHLY DISABILITY BENEFIT RIDER


      The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.


SURRENDER AND WITHDRAWALS

                                    SURRENDER

      You may make a written request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you surrender your Policy.

      The Surrender Value on any Business Day equals:

      -  the Contract Value as of such date; MINUS

      -  any surrender charge as of such date; MINUS

      -  any outstanding Policy loans; MINUS

      -  any interest you owe on the Policy loans.

SURRENDER CONDITIONS:  -  You must make your surrender request in writing.

                       - Your written surrender request must contain your signature.

                       - You should send your written request to the Service Center.

                       - The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request.

                       - You will incur a surrender charge if you surrender the Policy during the first five Policy years or within five years after any increase in the principal sum. See "Charges and Deductions."

                       - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

                       - We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

      We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request at the accumulation unit value determined at the close of the next regular trading session of the NYSE.

      Surrendering the Policy may have adverse tax consequences, including a penalty tax. See "Federal Tax Consequences."

                               PARTIAL WITHDRAWALS

      After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See "Federal Tax Consequences."

WITHDRAWAL             -  You must make your partial withdrawal request in
CONDITIONS:               writing.

                       - Your written partial withdrawal request must contain your signature.

                       - You should send your written request to the Service Center.

                       - You may make only one partial withdrawal each calendar quarter.

                       -  You must request at least $500.

                       - You cannot withdraw more than 75% of the Surrender Value without surrendering the Policy.

                       - You can specify the subaccount(s) and fixed account from which to make the withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account). No portion of the loan account may be withdrawn.

                       - We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

                       - We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee.

                       - We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

      PROCESSING FEE FOR PARTIAL WITHDRAWALS. Whenever you take a withdrawal, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

      If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the principal sum by the amount of the withdrawal (but not by the processing fee). See "Changing the Principal Sum - Decreases." We will not allow any withdrawal to reduce the principal sum below the minimum principal sum set forth in the Policy.

      INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWALS YOU MAKE.

                           WHEN WE WILL MAKE PAYMENTS

      We usually pay the amounts of any surrender, withdrawal, death benefit proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

      - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

      - the SEC permits, by an order, the postponement for the protection of owners; OR

      - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

      If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

      If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner's account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, loans, or death benefits. We may also be required to provide additional information about you, the insured, your beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

      We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, loans or settlement options from the fixed account for up to six months from the date we receive your written request.

TRANSFERS

      You may make transfers from the subaccounts or from the fixed account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:

      - You may make an unlimited number of transfers in a Policy year from the subaccounts (subject to the "Policy and Procedures Regarding Disruptive Trading and Market Timing" section below).

      - You may only make one transfer each Policy year from the fixed account (unless you choose dollar cost averaging).

      - You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

      - For SUBACCOUNT TRANSFERS, you must transfer at least the lesser of $250, or the total value in the subaccount.

      - For FIXED ACCOUNT TRANSFERS, you may not transfer more than 25% of the value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

      - We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice), for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date and transfers resulting from loans are NOT treated as transfers for the purpose of the transfer charge.

      - We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

      - We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

      We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

                              THIRD PARTY TRANSFERS


      If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. HOWEVER, YOU MAY NOT AUTHORIZE A REGISTERED REPRESENTATIVE OR AN AGENT TO TRANSACT TRANSFERS ON YOUR BEHALF. We take no responsibility for any third party asset allocation program. PLEASE NOTE that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.


                               TELEPHONE TRANSFERS

      Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

      Please note the following regarding telephone transfers:

      - We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

      - We will employ reasonable procedures to confirm that telephone instructions are genuine.

      - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

      - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

      We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

      The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

      WE RESERVE THE RIGHT TO MODIFY, RESTRICT, SUSPEND OR ELIMINATE THE TRANSFER PRIVILEGES (INCLUDING THE TELEPHONE TRANSFER FACILITY) AT ANY TIME, FOR ANY CLASS OF POLICIES, FOR ANY REASON.

      POLICY AND PROCEDURES REGARDING DISRUPTIVE TRADING AND MARKET TIMING

      STATEMENT OF POLICY. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time ("Disruptive Trading").

      Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy owners, for the underlying portfolios, and for other persons who have material rights under the Policy, such as insureds and beneficiaries. These risks and harmful effects include:

      - dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

      - reduced investment performance due to adverse effects on portfolio management by:

         - impeding a portfolio manager's ability to sustain an investment objective;

         - causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case; or

         - causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

      - increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those subaccounts, not just those making the transfers.

      POLICY AGAINST DISRUPTIVE TRADING. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Policy. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

      DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING OR DISRUPTIVE TRADING.

      For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

      DETECTION. We monitor the transfer activities of owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy owners or intermediaries acting on their behalf.

      In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

      As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying portfolio.

      DETERRENCE. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

      We will accept the following transfers only if the order is sent to us WITH AN ORIGINAL SIGNATURE and BY FIRST CLASS U.S. MAIL:

         -  transfers in excess of $250,000 per Policy, per day; and

         - transfers into or out of the WM International Growth Fund in excess of $50,000 per Policy, per day.

      If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

      If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through FIRST CLASS U.S. MAIL. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

      To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

         -  terminate all telephone, website, email or fax transfer privileges;

         -  limit the total number of transfers;

         -  place further limits on the dollar amount that may be transfer;

         -  require a minimum period of time between transfers; or

         - refuse transfer requests from intermediaries acting on behalf of you.


      Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Policy. As a result, to the extent the provisions of your Policy limit our actions, some Contract owners may be able to market time through the Policy, while others would bear the harm associated with the timing.


      We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio's operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Policy owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

      In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

      Under our current policies and procedures, we do not:

         -  impose redemption fees on transfers;

         - expressly limit the number, size or frequency of transfers in a given period; or

         -  allow a certain number of transfers in a given period.

      Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

      We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the underlying portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy owners.

      UNDERLYING PORTFOLIO FREQUENT TRADING POLICIES. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolios and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

      OMNIBUS ORDER. Policy owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

LOANS

      While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Consequences."

LOAN CONDITIONS:       -  You may take a loan against the Policy for amounts up
                          to the Surrender Value minus loan interest you would have to pay by the next Policy anniversary date.

                       - To secure the loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account, which is a part of our general account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

                       - Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

                       - We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See "Other Policy Information - When We Make Payments."

                       - We charge you interest on your loan. The loan interest rate is 2.75% per year, compounded annually. This rate is guaranteed. Interest accrues daily and is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

                       - You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

                       - Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.

                       - We deduct any unpaid loan amount and any interest you owe, from the Surrender Value and from the death benefit proceeds payable on the insured's death.

                       - If any unpaid loan amount, plus any interest you would owe if you surrendered the Policy, equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See "Policy Lapse."

                             EFFECTS OF POLICY LOANS

      RISK OF POLICY LAPSE. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value, and the death benefit. We deduct any loan amounts (including any interest you owe) from the proceeds payable upon the death of the insured and from the Surrender Value. Repaying the loan causes the death benefit proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period your Policy will lapse.

      RISK OF INVESTMENT PERFORMANCE. As long as a loan is outstanding, we hold an amount equal to the loan amount in the loan account. The amount in the loan account is not affected by the variable account's investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

      TAX RISKS. The tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the "Federal Tax Considerations" section of this prospectus carefully, ESPECIALLY IF YOU ARE PURCHASING THIS POLICY WITH THE INTENTION OF TAKING POLICY LOANS OR A PARTIAL WITHDRAWAL AT ANY TIME IN THE FUTURE, AND/OR YOU INTEND TO KEEP THE POLICY IN FORCE AFTER THE INSURED REACHES AGE 100. You should consult a tax adviser before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

                                      LAPSE

      The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

      - Your Policy's Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums; or

      - The total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, but the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrendered the Policy, is too low to pay the entire monthly deduction when due.

      Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

      1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

      2. total premiums paid minus withdrawals (not including surrender charges and processing fees) must exceed cumulative minimum premiums, AND the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrendered the Policy, must exceed zero, after deducting all due and unpaid monthly deductions.

      If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

                                  REINSTATEMENT

      We will consider reinstating a lapsed Policy within three years after the Policy enters a grace period that ends with a lapse (and prior to the maturity date).

      AUTOMATIC REINSTATEMENT PERIOD. If you pay sufficient premium during the Automatic Reinstatement Period, we may automatically reinstate your Policy without requiring additional underwriting and proof of insurability. The Automatic Reinstatement Period lasts for a short period of time after the end of the grace period. We do not guarantee that we will allow a period of Automatic Reinstatement.

      AFTER THE AUTOMATIC REINSTATEMENT PERIOD. If the Automatic Reinstatement Period has ended, you must do the following to reinstate the Policy:

      -  complete a reinstatement application;

      - pay the unpaid monthly deductions due during the last expired grace period; and

      - pay a premium sufficient to keep the Policy in force for three months after the date of reinstatement.

      You must also provide evidence of insurability if any of the following apply to you:

      -  your Policy lapsed more than a year ago;

      -  your Policy is rated;

      -  your Policy's face amount is over $500,000;

      - the insured has gained or lost a significant amount of weight since your initial application;

      - there has been a significant change in the insured's medical condition since your initial application;

      -  the insured is employed in an occupation we consider hazardous; or

      -  the insured participates in activities we consider hazardous.

      We will reinstate any indebtedness that existed on your Policy at the date of termination, plus additional loan interest that accrues to the date of reinstatement.

ON THE REINSTATEMENT   -  premiums paid at reinstatement; TIMES
DATE, YOUR CONTRACT
VALUE EQUALS:          -  the percent of premium factor; MINUS

                       - all unpaid monthly deductions due during the last expired grace period; MINUS

                       - the additional monthly deduction due at the time of reinstatement; MINUS

                       - any uncollected underwriting and sales charges that would have fallen due between the your Policy termination date and the reinstatement date (even if there is a gap in coverage); PLUS

                       - the amount of any loans that existed when the Policy terminated (including loan interest calculated at an annual rate of 2.75% to the date of termination); PLUS

                       - loan interest calculated at an annual rate of 2.50% from the termination date to the reinstatement date.

      The surrender charges will still apply and will be calculated based on the original issue date of the Policy and the dates of any increases in the principal sum. The reinstatement date for your Policy will be the monthly due date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date except that the suicide provision will not apply after age 100.

      We will not consider your request for reinstatement unless you have paid sufficient premiums and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in our Reinstatement Suspense Account. If your reinstatement premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.

      We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

FEDERAL TAX CONSIDERATIONS

      The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

                            TAX STATUS OF THE POLICY

      A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax

Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special premium class basis and particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

      In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying portfolio assets of the variable account.

      In addition, the Tax Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

      The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS

      IN GENERAL. We believe that the death benefit under a Policy generally should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.

      Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

      MODIFIED ENDOWMENT CONTRACTS. Under the Tax Code, certain life insurance contracts are classified as "Modified Endowment Contracts," ("MEC") with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


      If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.


      Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

      DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

      - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed.

      - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.


      - A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the beneficiary.


      - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

      DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

      Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax adviser about such loans.

      Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

      INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

      POLICY LOANS. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences. IF YOUR POLICY HAS A LARGE AMOUNT OF INDEBTEDNESS WHEN IT LAPSES OR IS SURRENDERED, YOU MIGHT OWE TAXES THAT ARE MUCH MORE THAN THE SURRENDER VALUE YOU RECEIVE.

      This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.

      MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

      WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


      LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.



      LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.


      OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy after the insured reaches age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force after the insured reaches age
100. IT IS POSSIBLE THAT THE INTERNAL REVENUE SERVICE MIGHT TAX YOU AS THOUGH YOU HAVE SURRENDERED THE POLICY WHEN THE INSURED REACHES AGE 100, EVEN IF YOU KEEP THE POLICY IN FORCE. THIS COULD POTENTIALLY RESULT IN A VERY LARGE TAX LIABILITY FOR YOU. THE TAX LIABILITY MIGHT BE MUCH LARGER THAN THE SURRENDER VALUE OF THIS POLICY.

      BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.


      NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


      SPLIT-DOLLAR ARRANGEMENTS. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

      Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


      In addition, the IRS has issued guidance relating to split dollar insurance arrangements and the Treasury Department has proposed regulations that, if adopted, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed Treasury regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.



      ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner's estate upon the owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



      Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



      Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.



      ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



      During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



      The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


      ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

      ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy owner is subject to that tax.

      POSSIBLE TAX LAW CHANGES. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

      POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

ADDITIONAL INFORMATION

                          DISTRIBUTION OF THE POLICIES

      DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into distribution agreements with both Farmers Financial Solutions, LLC ("FFS"), our affiliate, and WM Funds Distributor, Inc. ("WMFD") for the distribution and sale of the Policies. Pursuant to these agreements, FFS and WMFD serve as principal underwriters for the Policies. FFS is affiliated with Farmers through Farmers' parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. WMFD no longer offers the Policies for sale through an affiliated selling firm. WMFD, however, will continue to serve as principal underwriter for the Policies it has previously underwritten. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

      COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. We pay commissions to FFS for sales of the Policies by FFS' sales representatives; we pay commissions to WMFD for previous sales of the Policies by sales representatives of an affiliated broker-dealer that has entered into a written sales agreement with WMFD.

      Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS and WMFD are expected not to exceed 80% of premiums up to a target premium set by Farmers (we may pay additional amounts) and 3.2% of premium in excess of the target premium in the first year. In renewal years two through ten, the most common commission is 4% of premium up to the target premium and 4% of excess premium. After year 10, the most common commission is 2% of the premium. FFS and WMFD may be required to return to us first year commissions if the Policy is not continued through the first Policy year.




      SPECIAL COMPENSATION PAID TO FFS. We pay for FFS' operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS' sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.


      FFS' sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. Cash production incentive bonuses may equate to a sizeable percentage of first year premiums up to a target premium set by Farmers.



      In addition, FFS' sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS' sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.



      EXCLUSIVE ACCESS TO FFS' DISTRIBUTION NETWORK. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS' distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.


      The prospect of receiving, or the actual receipt of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.


      ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT THE COMPENSATION YOUR SALES REPRESENTATIVE AND FFS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY. ALSO INQUIRE ABOUT ANY REVENUE SHARING ARRANGEMENTS THAT WE MAY HAVE WITH FFS, INCLUDING THE CONFLICTS OF INTEREST THAT SUCH ARRANGEMENTS MAY CREATE.



      Commissions and other incentives or payments described above are not charged directly to Policy owners or the variable account. We intend to recoup commissions and other sales expenses through fees and charges we deduct under the Policy and other corporate revenue.



      You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.


                                LEGAL PROCEEDINGS

      Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS' and WMFD's ability to perform under their principal underwriting agreement, or on Farmers' ability to meet its obligations under the Contract.

                              FINANCIAL STATEMENTS

      Our audited financial statements and the audited financial statements of the variable account are contained in the SAI. Our audited financial statements should be distinguished from the variable account's audited financial statements and you should consider our audited financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

PERFORMANCE DATA

   HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED HISTORIC PORTFOLIO PERFORMANCE

      In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Contract Value and Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED.

      The values we may illustrate for death benefit, Contract Value and Surrender Value would take into account all charges and deductions from the Policy, the variable account and the portfolios. We would not deduct premium taxes or charges for any riders.

HYPOTHETICAL ILLUSTRATIONS

      We have prepared the following illustrations to help show how the Contract Value, Surrender Value, and death benefit under a hypothetical Policy with different hypothetical rates of investment performance will vary over an extended period of time. Illustrated values are shown for each Policy year until the insured reaches age 120 (the maturity date). The numbers shown in the illustrated tables are based on the following:

      - an assumed, uniform, gross, after-tax, annual rate of return for each portfolio of 0%, 6%, and 10% for each Policy year;

      - the deduction of all portfolio, variable account, and Policy fees and charges that apply to a hypothetical owner who purchased a Policy with a specific principal sum and paid a monthly premium on the first day of each Policy month, and that there are never any Policy loans; and

      -  the selection of the variable death benefit option (Option A).

      VALUES UNDER THE ILLUSTRATIONS. Zero values in the illustrations indicate the Policy would lapse unless higher premiums than those illustrated are paid. The death benefits illustrated in the illustrations in certain Policy years may reflect the death benefit that is required by the Tax Code.

      HYPOTHETICAL INSURED. The illustrations are based on the assumption that the hypothetical Policy provides coverage on a representative insured with the sex, age, and underwriting classification as shown in the fee table, that is, a male age 37 at issue in the preferred non-nicotine underwriting class. The premium amount used in the table represents the typical premium amount that we expect a hypothetical Policy owner to make. We expect that the hypothetical Policy will have a principal sum of $100,000 and monthly premiums of $300 will be paid on the first day of each Policy month until age 65, which represents a typical premium actually paid for Policies with these specific characteristics.


      PORTFOLIO CHARGES AND EXPENSES. The Contract Values, Surrender Values and death benefits shown in the tables reflect the fact that the hypothetical net rate of return for each subaccount is lower than the gross rate of return on the portfolios as a result of expenses and fees incurred by the portfolios and the variable account, and as a result of mortality and expense risk charges. We have assumed that the values are allocated across all subaccounts equally. Thus, the hypothetical Policy would be subject to portfolio charges of 1.01609% of the portfolios' average daily net assets, which equals the arithmetic average of each portfolio's gross total average annual expenses for the last fiscal year. Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. For more information on portfolio expenses, see the portfolio expense table in the Fee Table section.


      VARIABLE ACCOUNT AND POLICY FEES AND EXPENSES. The Contract Value, Surrender Value, and death benefit shown in the illustrations also reflect the deduction of Variable Account and Policy fees and expenses assessed under the Policy and the timing of those charges. The illustrations show the charges at both their current rate and at their guaranteed maximum rate for the hypothetical insured. The illustrations take into account the daily charge assessed against each subaccount for the mortality and expense risk charge. This charge is equivalent to an annual charge of 0.70% of the average daily net assets in the subaccounts during the first 10 Policy years, 0.35% in years 11 through 20, and 0.25% thereafter. The illustrations also take into account the percent of premium factor, the monthly cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, and the surrender charges where applicable. Since these charges vary by factors such as issue age, sex and underwriting class and other characteristics of the insured, the charges for your Policy are likely to differ significantly from the charges reflected in these illustrations. The illustrations assume that the Policy owner has taken no loans, transfers, partial withdrawals, or changed the allocation of premiums.


      NET ANNUAL HYPOTHETICAL RATES OF RETURN. Taking into consideration the assumed annual average portfolio expenses of 1.01609% and the charges for mortality and expense risks, the gross annual rates of investment return of 0%, 6% and 10% correspond to approximate net annual rates of return of - 1.70%, 4.25% and 8.23% in years 1 through 10, -1.31%, 4.67% and 8.71% in years 11 through 20, and - 1.27%, 4.72% and 8.71% thereafter.


      The tables illustrating Policy values are based on the assumptions that the owner pays the premiums indicated, does not change the principal sum, and does not make any withdrawals or take any Policy loans. The values under an actual Policy may be significantly different from those shown even if the portfolio returns average 0%, 6% or 10% but fluctuate over and under those averages throughout the years shown.

      THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Contract Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your loan and withdrawal history in addition to the actual investment experience of the portfolios.

      Depending on the timing and degree of fluctuation in actual investment returns, the actual Policy Values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless you pay more than the stated premium.

      PERSONALIZED ILLUSTRATIONS. Since the cost of insurance and other charges differ significantly based on issue age, sex, underwriting class and other factors, the values under your Policy are likely to differ significantly from the values in the hypothetical illustrations shown in the tables below. Upon request to your agent, we will furnish comparable illustrations in connection with the purchase of the Policy based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those reflected in the following illustrations.

      Separate illustrations on each of the following pages reflect our current cost of insurance and administration charges and the higher guaranteed maximum cost of insurance and administration charges that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.

           HYPOTHETICAL ILLUSTRATIONS BASED ON DEATH BENEFIT OPTION A



                 Flexible Premium Variable Life Insurance Policy
  Male Preferred Non-Nicotine, Issue Age 37, $300 Monthly Premium until age 65
                $100,000 Initial Death Benefit, Type A (Variable)



       Hypothetical Values Based on CURRENT Cost of Insurance and CURRENT
                             Administration Charge



               0% Hypothetical              6% Hypothetical                 10% Hypothetical
          Gross Investment Return*      Gross Investment Return*        Gross Investment Return*
        ----------------------------  ----------------------------  ----------------------------------
Policy  Contract  Surrender   Death   Contract  Surrender   Death    Contract   Surrender     Death
 Year    Value      Value    Benefit    Value     Value    Benefit     Value      Value      Benefit
------  --------  ---------  -------  --------  ---------  -------  ----------  ----------  ----------
   1      2,864      1,272   102,864     2,956     1,364   102,956       3,018       1,426     103,018
   2      5,673      4,479   105,673     6,033     4,839   106,033       6,277       5,083     106,277
   3      8,427      7,631   108,427     9,233     8,437   109,233       9,798       9,002     109,798
   4     11,128     10,730   111,128    12,562    12,164   112,562      13,601      13,203     113,601
   5     13,774     13,774   113,774    16,025    16,025   116,025      17,709      17,709     117,709
   6     16,761     16,761   116,761    20,033    20,033   120,033      22,560      22,560     122,560
   7     19,687     19,687   119,687    24,201    24,201   124,201      27,801      27,801     127,801
   8     22,554     22,554   122,554    28,537    28,537   128,537      33,462      33,462     133,462
   9     25,361     25,361   125,361    33,046    33,046   133,046      39,578      39,578     139,578
  10     28,108     28,108   128,108    37,734    37,734   137,734      46,184      46,184     146,184
  15     41,627     41,627   141,627    65,239    65,239   165,239      89,667      89,667     189,667
  20     53,764     53,764   153,764    99,199    99,199   199,199     154,876     154,876     254,876
  25     64,472     64,472   164,472   141,279   141,279   241,279     253,244     253,244     353,244
  30     66,422     66,422   166,422   185,555   185,555   285,555     393,445     393,445     493,445
  35     56,363     56,363   156,363   226,824   226,824   326,824     589,856     589,856     689,856
  40     43,532     43,532   143,532   274,904   274,904   374,904     883,817     883,817     983,817
  45     26,544     26,544   126,544   329,744   329,744   429,744   1,323,880   1,323,880   1,423,880
  50      3,146      3,146   103,146   390,227   390,227   490,227   1,982,652   1,982,652   2,082,652
  55          0          0         0   430,233   430,233   530,233   2,932,875   2,932,875   3,050,190
  60          0          0         0   396,378   396,378   496,378   4,293,924   4,293,924   4,393,924
  65          0          0         0   285,221   285,221   285,221   6,277,053   6,277,053   6,277,053
  70          0          0         0   358,757   358,757   358,757   9,530,637   9,530,637   9,530,637
  75          0          0         0   451,374   451,374   451,374  14,470,922  14,470,922  14,470,922
  80          0          0         0   568,024   568,024   568,024  21,972,316  21,972,316  21,972,316
  83          0          0         0   652,081   652,081   652,081  28,229,644  28,229,644  28,229,644



      * Taking into consideration the assumed annual average portfolio expenses of 1.01609% and the charges for mortality and expense risks, the gross annual rates of investment return of 0%, 6% and 10% correspond to approximate net annual rates of return of -1.704%, 4.254% and 8.226% in years 1 through 10, -1.312%, 4.670% and 8.658% in years 11 through 20, and -1.263%, 4.722% and
8.712% thereafter.

                 Flexible Premium Variable Life Insurance Policy
  Male Preferred Non-Nicotine, Issue Age 37, $300 Monthly Premium until age 65
                $100,000 Initial Death Benefit, Type A (Variable)


       Hypothetical Values Based on MAXIMUM Cost of Insurance and MAXIMUM
                             Administration Charge


               0% Hypothetical              6% Hypothetical                 10% Hypothetical
          Gross Investment Return*      Gross Investment Return*        Gross Investment Return*
        ----------------------------  ----------------------------  ----------------------------------
Policy  Contract  Surrender   Death   Contract  Surrender   Death    Contract   Surrender     Death
 Year    Value      Value    Benefit    Value     Value    Benefit     Value      Value      Benefit
------  --------  ---------  -------  --------  ---------  -------  ----------  ----------  ----------
   1      2,655      1,063   102,655     2,741     1,149   102,741       2,798       1,206     102,798
   2      5,246      4,052   105,246     5,580     4,386   105,580       5,806       4,612     105,806
   3      7,771      6,975   107,771     8,517     7,721   108,517       9,039       8,243     109,039
   4     10,229      9,831   110,229    11,553    11,155   111,553      12,512      12,114     112,512
   5     12,618     12,618   112,618    14,691    14,691   114,691      16,242      16,242     116,242
   6     15,331     15,331   115,331    18,339    18,339   118,339      20,664      20,664     120,664
   7     17,967     17,967   117,967    22,110    22,110   122,110      25,417      25,417     125,417
   8     20,524     20,524   120,524    26,007    26,007   126,007      30,525      30,525     130,525
   9     23,002     23,002   123,002    30,033    30,033   130,033      36,016      36,016     136,016
  10     25,399     25,399   125,399    34,190    34,190   134,190      41,917      41,917     141,917
  15     36,706     36,706   136,706    58,035    58,035   158,035      80,181      80,181     180,181
  20     45,562     45,562   145,562    86,008    86,008   186,008     135,960     135,960     235,960
  25     51,316     51,316   151,316   118,373   118,373   218,373     217,610     217,610     317,610
  30     45,597     45,597   145,597   146,942   146,942   246,942     328,622     328,622     428,622
  35     23,666     23,666   123,666   163,041   163,041   263,041     474,791     474,791     574,791
  40          0          0         0   170,329   170,329   270,329     682,498     682,498     782,498
  45          0          0         0   160,451   160,451   260,451     976,912     976,912   1,076,912
  50          0          0         0   119,390   119,390   219,390   1,392,534   1,392,534   1,492,534
  55          0          0         0    29,702    29,702   129,702   1,981,745   1,981,745   2,081,745
  60          0          0         0         0         0         0   2,809,774   2,809,774   2,909,774
  65          0          0         0         0         0         0   3,962,681   3,962,681   3,962,681
  70          0          0         0         0         0         0   6,016,240   6,016,240   6,016,240
  75          0          0         0         0         0         0   9,134,391   9,134,391   9,134,391
  80          0          0         0         0         0         0  13,869,033  13,869,033  13,869,033
  83          0          0         0         0         0         0  17,818,460  17,818,460  17,818,460



      * Taking into consideration the assumed annual average portfolio expenses of 1.01609% and the charges for mortality and expense risks, the gross annual rates of investment return of 0%, 6% and 10% correspond to approximate net annual rates of return of -1.704%, 4.254% and 8.226% in years 1 through 10, -1.312%, 4.670% and 8.658% in years 11 through 20, and -1.263%, 4.722% and
8.712% thereafter.

TABLE OF CONTENTS FOR THE SAI

                                                                                  Page
GLOSSARY......................................................................      2

GENERAL PROVISIONS............................................................      5
    The Policy................................................................      5
    Our Right to Contest the Policy...........................................      5
    Suicide Exclusion.........................................................      5
    Misstatement of Age or Sex................................................      6
    Addition, Deletion or Substitution of Investments.........................      6
    Resolving Material Conflicts..............................................      6

ADDITIONAL INFORMATION........................................................      7
    Changing Death Benefit Options............................................      7
    Payment Options...........................................................      8
    Dollar Cost Averaging.....................................................      9
    Subaccount Unit Value.....................................................     10
    Net Investment Factor.....................................................     10
    Additional Information about Farmers and the Variable Account.............     11
    Third Party Administration Agreement......................................     12
    Distribution of the Policies..............................................     12
    Reports to Owners.........................................................     13
    Records...................................................................     13
    Legal Matters.............................................................     13
    Experts...................................................................     13
    Other Information.........................................................     13

FINANCIAL STATEMENTS..........................................................     14

INDEX TO FINANCIAL STATEMENTS.................................................    F-1

GLOSSARY

      For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.

BUSINESS DAY/VALUATION DAY

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "business day" in this prospectus, it has the same meaning as the term "valuation day" found in the Policy.

CASH VALUE

The Contract Value minus the surrender charge that would be imposed if you surrendered your Policy.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account, the fixed account and the loan account.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because the Surrender Value is zero and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 120 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, the cost of any riders, and any extra charge for a special premium class.

MONTHLY DUE DATE

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

NYSE

The New York Stock Exchange.

PERCENT OF PREMIUM FACTOR

The factor (currently 95.75%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.

RIGHT-TO-EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER CHARGE

The sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the issue date (or date of principal sum increase), or until the maturity date, if earlier.

SURRENDER VALUE

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).

TAX CODE

The Internal Revenue Code of 1986, as amended.

VALUATION PERIOD

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

VARIABLE ACCOUNT

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)

The person entitled to exercise all rights as owner under the Policy.

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES

          GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A MALE

                       Per $1000 of Risk Insurance Amount

           Cost of               Cost of             Cost of              Cost of              Cost of              Cost of
Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance
   Age      Rate       Age        Rate      Age       Rate       Age       Rate        Age        Rate     Age        Rate
--------  ---------  --------  ---------  --------  ---------  --------  ---------  --------  ---------  --------  ---------
   21      0.15833      35      0.18083      49      0.53833      62      1.67667      75       5.60417     88      16.62750
   22      0.15667      36      0.19333      50      0.58333      63      1.84083      76       6.14167     89      17.80750
   23      0.15333      37      0.20750      51      0.63583      64      2.02250      77       6.69750     90      19.03583
   24      0.15000      38      0.22333      52      0.69417      65      2.21833      78       7.27667     91      20.34250
   25      0.14583      39      0.24167      53      0.76083      66      2.42750      79       7.89667     92      21.78583
   26      0.14333      40      0.26250      54      0.83417      67      2.64917      80       8.57833     93      23.51083
   27      0.14250      41      0.28500      55      0.91333      68      2.88750      81       9.34083     94      25.83083
   28      0.14167      42      0.30917      56      0.99750      69      3.15083      82      10.20083     95      29.32167
   29      0.14333      43      0.33583      57      1.08667      70      3.44750      83      11.15333     96      35.08250
   30      0.14583      44      0.36417      58      1.18167      71      3.78583      84      12.17667     97      45.08333
   31      0.15000      45      0.39417      59      1.28500      72      4.17333      85      13.24833     98      62.09583
   32      0.15583      46      0.42667      60      1.40000      73      4.61167      86      14.35083     99      83.33333
   33      0.16250      47      0.46083      61      1.53000      74      5.09167      87      15.47750   100-119      N/A
   34      0.17083      48      0.49750

         GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A FEMALE

                       Per $1000 of Risk Insurance Amount

           Cost of               Cost of             Cost of              Cost of              Cost of              Cost of
Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance
   Age      Rate       Age        Rate      Age       Rate       Age       Rate        Age        Rate     Age        Rate
--------  ---------  --------  ---------  --------  ---------  --------  ---------  --------  ---------  --------  ---------
   21      0.09000      35      0.14167      49      0.39917      62      0.95750      75      3.38000      88      13.78167
   22      0.09167      36      0.15167      50      0.42750      63      1.05250      76      3.78750      89      15.12833
   23      0.09333      37      0.16333      51      0.45833      64      1.16000      77      4.22333      90      16.57083
   24      0.09583      38      0.17750      52      0.49333      65      1.27417      78      4.69333      91      18.14000
   25      0.09750      39      0.19333      53      0.53167      66      1.39250      79      5.21417      92      19.89083
   26      0.10000      40      0.21083      54      0.57083      67      1.51083      80      5.80583      93      21.95083
   27      0.10333      41      0.22917      55      0.61083      68      1.63250      81      6.48583      94      24.60250
   28      0.10667      42      0.24833      56      0.65000      69      1.76917      82      7.27083      95      28.41833
   29      0.11000      43      0.26667      57      0.68750      70      1.93000      83      8.15833      96      34.49000
   30      0.11417      44      0.28667      58      0.72500      71      2.12750      84      9.13500      97      44.77000
   31      0.11833      45      0.30667      59      0.76667      72      2.37250      85     10.19083      98      61.99667
   32      0.12250      46      0.32667      60      0.81667      73      2.66583      86     11.31833      99      83.33333
   33      0.12833      47      0.34917      61      0.87833      74      3.00417      87     12.51500    100-119      N/A
   34      0.13417      48      0.37333

      If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special premium class rating factor shown on the Policy Specifications page.

      The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

[OUTSIDE BACK COVER PAGE]

      The Statement of Additional Information ("SAI") dated May 1, 2005 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

      You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

      The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      Farmers Financial Solutions, LLC ("FFS") and WM Funds Distributor, Inc. ("WMFD") serve as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and WMFD and their registered representatives at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.
















                       SEC File No. 333-100287/811-09507

                       STATEMENT OF ADDITIONAL INFORMATION

                                     for the

                             FARMERS ACCUMULATOR VUL

           Individual Flexible Premium Variable Life Insurance Policy

                                 Issued Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

                                   Offered by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                            3003 - 77th Avenue, S.E.
                         Mercer Island, Washington 98040
                                 (206) 232-8400

                                 SERVICE CENTER:
                                 P.O. Box 724208
                             Atlanta, Georgia 31139
                        Phone: 1-877-376-8008 (toll free)
                       8:00 a.m. to 6:00 p.m. Eastern Time

      This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Accumulator VUL, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2005 by calling 1-877-376-8008 or by writing to our SERVICE CENTER at P.O. Box 724208, Atlanta, Georgia 31139.

      This Statement incorporates terms used in the current Prospectus for each Policy.

      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR YOUR POLICY AND THE PORTFOLIOS.


      The date of this Statement of Additional Information is May 1, 2005.

TABLE OF CONTENTS


                                                                                    PAGE
                                                                                    ----
GLOSSARY.....................................................................          2

GENERAL PROVISIONS...........................................................          5
      The Policy.............................................................          5
      Our Right to Contest the Policy........................................          5
      Suicide Exclusion......................................................          5
      Misstatement of Age or Sex.............................................          5
      Addition, Deletion or Substitution of Investments......................          6
      Resolving Material Conflicts...........................................          6

ADDITIONAL INFORMATION.......................................................          6
      Changing Death Benefit Options.........................................          6
      Payment Options........................................................          7
      Dollar Cost Averaging..................................................          9
      Subaccount Unit Value..................................................          9
      Net Investment Factor..................................................         10
      Additional Information about Farmers and the Variable Account..........         10
      Third Party Administration Agreement...................................         11
      Distribution of the Policies...........................................         11
      Reports to Owners......................................................         12
      Records................................................................         12
      Legal Matters..........................................................         13
      Experts................................................................         13
      Other Information......................................................         13

FINANCIAL STATEMENTS.........................................................         13

INDEX TO FINANCIAL STATEMENTS................................................        F-1

GLOSSARY

      For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.

BUSINESS DAY/VALUATION DAY

Each day that the New York Stock Exchange ("NYSE") is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "Business Day" in this statement of additional information, it has the same meaning as the term "Valuation Day" found in the Policy.

CASH VALUE

The Contract Value minus the surrender charge that would be imposed if you surrendered your Policy.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account, the fixed account and the loan account.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (plus any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because the Surrender Value is zero and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 120 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

PERCENT OF PREMIUM FACTOR

The factor (currently 95.75%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.

RIGHT-TO-EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER CHARGE

The sum of all the underwriting and sales charges that remain on the Policy, assuming the Policy stayed in force until the maturity date.

SURRENDER VALUE

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).

TAX CODE

The Internal Revenue Code of 1986, as amended.

VALUATION PERIOD

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

GENERAL PROVISIONS

                                   THE POLICY

      The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

      Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

      Upon notice to you, we may modify the Policy to:

      - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

      - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

      -     reflect a change in the variable account's operations.

      If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                         OUR RIGHT TO CONTEST THE POLICY

      In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

      In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the insured's lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

                                SUICIDE EXCLUSION

      If the insured commits suicide before age 100, while sane or insane, within two years of the issue date or the date of reinstatement, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, LESS any loans and any interest you owe, and LESS any partial withdrawal amounts (not including processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

                           MISSTATEMENT OF AGE OR SEX

      If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

      We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

                          RESOLVING MATERIAL CONFLICTS

      The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

      We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

      In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account's investment in such portfolios, as appropriate.

ADDITIONAL INFORMATION

                         CHANGING DEATH BENEFIT OPTIONS

- You may either change the principal sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year.

-     You must make your request in writing.

- We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

      - We do not wish to increase the death benefits due to the insured's health, occupation, avocations, or any factor that we believe has a bearing on the insured's risk of death.

      - We conclude the insured has an excessive amount of insurance coverage

      - We conclude the owner no longer has an insurable interest in the insured.

- The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

- We will send you a Policy endorsement with the change to attach to your Policy.

- Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

        FROM OPTION A (VARIABLE DEATH BENEFIT) TO OPTION B (LEVEL DEATH BENEFIT)

      -     We do not require evidence of insurability.

      - The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the Contract Value on the effective date of the change.

      - WE WILL NOT IMPOSE AN ADDITIONAL UNDERWRITING AND SALES CHARGE ON THE PORTIONS OF ANY INCREASE IN PRINCIPAL SUM DUE TO A CHANGE IN DEATH BENEFIT OPTION.

      -     The minimum premium will increase.

      - The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

        FROM OPTION B (LEVEL DEATH BENEFIT) TO OPTION A (VARIABLE DEATH BENEFIT)

      -     You must provide satisfactory evidence of insurability.

      - The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy's specifications page.

      -     The minimum premium will decrease.

      - The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

      - Any underwriting and sales charge on the Policy will not be reduced as a result of any decrease in the principal sum.

                                 PAYMENT OPTIONS

        There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

        SETTLEMENT OPTIONS. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

      Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

      Under any settlement option, the dollar amount of each payment will depend on three things:

      - the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured's date of death;

      - the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

      - the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

OPTION 1 - INTEREST ACCUMULATION:

            - Your proceeds will earn interest at a rate of 2.5% per year compounded annually.

            - We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

OPTION 2 - INTEREST INCOME:

            - You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

            - Unless you direct otherwise, the payee may withdraw the proceeds at any time.

            - After the first year, we may defer such withdrawal for up to six months.

OPTION 3 - INCOME - PERIOD CERTAIN:

            -     We will pay installments for a specified period.

            - The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

            - If the payee dies before the end of the specified period, we will pay the installments to the contingent payee for the remainder of the specified period.

OPTION 4 - INCOME - AMOUNT CERTAIN:

            - We will pay installments of a specified amount until the proceeds together with interest are paid in full.

            -     We will credit interest at a rate of 2.5% compounded annually.

OPTION 5 - INCOME - LIFE:

            -     We will pay installments for the payee's lifetime.

            - We will make payments for at least a specified guaranteed period.

            - If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.

            - The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.

            - We determine the adjusted age by calculating the age at the payee's nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

FIRST PAYMENT DATE                                 ADJUSTED AGE IS AGE MINUS
------------------                                 -------------------------
   2003 to 2010                                             1 Year
   2011 to 2020                                            2 Years
   2021 to 2030                                            3 Years
   2031 to 2040                                            4 Years
    After 2040                                             5 Years

      TAX CONSEQUENCES. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                              DOLLAR COST AVERAGING

      Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

      You may cancel your participation in the program at any time.

      You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. Transfers under the dollar cost averaging program will not occur unless the balance in the fixed account is at least as large as the amount designated to be transferred.

      We may modify or revoke the dollar cost averaging program at any time. There is no charge for participating in the dollar cost averaging program. We do not assess transfer fees on dollar cost averaging transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

                              SUBACCOUNT UNIT VALUE

      The unit value of any subaccount at the end of a Valuation Period is calculated as:

      A x B, where:

      "A" is the subaccount's unit value for the end of the immediately preceding Business Day; and

      "B" is the net investment factor for the most current Business Day.

      The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:

                                      X
                                     --- - Z
                                      Y

      "X" equals:

      1. the net asset value per portfolio share held in the subaccount at the end of the current Business Day; PLUS

      2. the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; MINUS

      3. the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; MINUS

      4. the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

      "Y" equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.

      "Z" equals the mortality and expense risk charge.

                              NET INVESTMENT FACTOR

      The net investment factor is an index that measures the investment performance of a subaccount from one Business Day to the next. Each subaccount has its own net investment factor, which may be greater or less than one. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

      (X) is the net result of:

      1. the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus

      2. the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current Business Day; less

      3. the per share amount of any capital loss, realized or unrealized, on portfolio shares held in the subaccount during the current Business Day.

      (Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.

      (Z) equals charges and fees deducted from the subaccount. These consist of:

            1. the percentage charge for mortality and expense risk on that Business Day;

            2. the percentage charge for administrative costs on that Business Day; and

            3. the percentage charge for any other charges, fees and expenses for riders, endorsements, or supplemental benefits attached to your Policy, including the Guaranteed Minimum Death Benefit Rider and the Guaranteed Retirement Income Benefit Rider.

          ADDITIONAL INFORMATION ABOUT FARMERS AND THE VARIABLE ACCOUNT

      Farmers New World Life Insurance Company ("Farmers"), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers' general account supports the fixed account under the Policy.

      Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a United Kingdom company and Zurich Allied AG, a Swiss Company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.

      Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 48 states and the District of Columbia. The states where Farmers is not licensed are Alaska and New York.

      Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

      We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts.


      Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.


                      THIRD PARTY ADMINISTRATION AGREEMENT

      We have entered into a Master Administration Agreement (the "Agreement") with McCamish Systems, L.L.C. ("McCamish"), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the Variable Account, including the processing of all premium payments, loans, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Policy and the variable account.

                          DISTRIBUTION OF THE POLICIES

      We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

      Farmers Financial Solutions, LLC ("FFS") and WM Funds Distributor, Inc. ("WMFD") serve as the principal underwriters for the Policies. FFS is a Nevada limited liability company and its home office is located at 2423 Galena Avenue, Simi Valley, California 93065. FFS is affiliated with Farmers through Farmers' parent that provides management-related services to the parent companies of FFS. WMFD is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98001. FFS and WMFD are registered as broker-dealers with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which they operate, and are members of NASD, Inc. FFS is a member of the Securities Investor Protection Corporation; WMFD is not a member of the Securities Investor Protection Corporation. Currently the Policies are sold through FFS' sales representatives who are appointed as our insurance agents. WMFD no longer actively underwrites sales of the Policy.


      We pay commissions to FFS for sales of the Policies by its sales representatives. FFS received sales commissions with respect to the Policies in the following amounts during the periods indicated:

                                       AGGREGATE AMOUNT OF COMMISSIONS
FISCAL      AGGREGATE AMOUNT OF              RETAINED BY FFS AS
 YEAR     COMMISSIONS PAID TO FFS*          PRINCIPAL UNDERWRITER
------    ------------------------     -------------------------------
 2002           $7,953,550                            0
 2003           $8,902,267                            0
 2004           $9,273,918                            0


      *Includes sales commissions paid to FFS for another variable life insurance policy issued by Farmers.



      FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm, FFS retained approximately $1.2 million in commissions in 2004.



      We pay for certain of FFS' operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS' sales representatives and managers. FFS' sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2004, we paid FFS's sales representatives and district managers $2.85 million in bonus compensation for their sales of our variable life insurance policies, including the Policy.


      We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS' sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

      During 2003, WMFD began selling the Policies and received sales compensation with respect to the Policies of $74,480.07. This amount includes an additional Distributor Fee of $11,447.47 that was paid to WMFD to assist with promotional and wholesaling activities. During 2004, WMFD received $108,218.44 in sales compensation. WMFD no longer offers the Polices for sale through its representatives.


      WMFD passes through the commissions it receives to its affiliated selling firm for their sales of the Policies and does not retain any portion of it for its services as principal underwriter for the Policies.


                                REPORTS TO OWNERS

      At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:

      -   the current principal sum    -   any loans since the last report
      -   the current death benefit    -   premiums paid since the last report
      -   the Contract Value           -   all deductions since the last report
      -   the Surrender Value          -   the amount of any outstanding loans

      You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.

      Policy owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

                                     RECORDS

      We will maintain all records relating to the variable account and fixed account.

                                  LEGAL MATTERS


      Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. All matters of Washington law pertaining to the Policy have been passed upon by Debra P. Rezabek, Vice President, Corporate Secretary, and General Counsel, Farmers New World Life Insurance Company.


                                     EXPERTS


      The financial statements as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 included in this Statement of Additional Information in the Registration Statement have been so included in reliance in the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101, given on the authority of said firm as experts in auditing and accounting.



      Actuarial matters included in this Registration Statement have been examined by Ryan R. Larson, FSA MAAA, Vice President, Chief Actuary, Acting Chief Financial Officer, and Director of the Company, as stated in the opinion filed as an exhibit to this Registration Statement.


                                OTHER INFORMATION

      We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.


                              FINANCIAL STATEMENTS



      The audited balance sheets of Farmers New World Life Insurance Company as of December 31, 2004 and 2003, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004, as well as the Report of Independent Auditors, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.



      The audited financial statements for the Farmers Variable Life Separate Account A as of December 31, 2004, and for the two years in the periods then ended December 31, 2004 and 2003, as well as the Report of Independent Registered Public Accounting Firm, are also contained herein.

INDEX TO FINANCIAL STATEMENTS

FARMERS NEW WORLD LIFE INSURANCE COMPANY


      Report of Independent Auditors
      Balance Sheets, December 31, 2004 and 2003
      Statements of Income For the Years Ended December 31, 2004, 2003 and 2002 Statements of Comprehensive Income For the Years Ended December 31, 2004, 2003, and 2002
      Statements of Stockholder's Equity For the Years Ended December 31, 2004, 2003, and 2002
      Statements of Cash Flows For the Years Ended December 31, 2004, 2003, and 2002
      Notes to Financial Statements


FARMERS VARIABLE LIFE SEPARATE ACCOUNT A


      Report of Independent Registered Public Accounting Firm
      Statement of Assets and Liabilities, December 31, 2004
      Statement of Operations For the Periods Ended December 31, 2004 and 2003 Statements of Changes in Net Assets For the Periods Ended December 31, 2004 and 2003
      Notes to Financial Statements

FARMERS NEW WORLD LIFE
INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
INDEX
DECEMBER 31, 2004, AND 2003

                                                             PAGE(s)
                                                             -------
REPORT OF INDEPENDENT AUDITORS..........................          1

FINANCIAL STATEMENTS

Balance Sheets..........................................        2-3

Statements of Income....................................          4

Statements of Comprehensive Income......................          5

Statements of Stockholder's Equity......................          6

Statements of Cash Flows................................        7-8

Notes to Financial Statements...........................       9-38

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of Farmers New World Life Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income, stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the "Company") at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Seattle, Washington

April 8, 2005

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

(in thousands of dollars)                                                          2004               2003
ASSETS
Investments (Note 3)
    Bonds, classified as available-for-sale, at fair value
     (cost: $5,251,718 and $4,915,351)                                          $ 5,458,875        $ 5,099,970
    Redeemable preferred stocks, classified as available-for-sale,
     at fair value (cost: $4,526 and $5,163)                                          4,606              5,235
    Nonredeemable preferred stocks, classified as available-for-sale,
     at fair value (cost: $10,324 and $10,346)                                       13,579             12,661
    Common stocks, classified as available-for-sale, at fair value
     (cost: $58,697 and $137,610)                                                    71,985            161,838
    Mortgage loans on real estate, at amortized cost,
     net of allowance for losses                                                      1,265              8,430
    Investment real estate, net of accumulated depreciation
     and allowance for losses                                                        70,674             75,148
    Surplus note and certificates of contribution of the P&C
     Group (Note 17)                                                                490,500            490,500
    Policy loans                                                                    255,493            249,710
    Joint ventures (Note 4)                                                           5,567              1,022
    S&P 500 call options, at fair value (cost: $34,733 and $38,218)                   2,498              2,394
    Notes receivable                                                                      -             22,000
                                                                                -----------        -----------
        Total investments                                                         6,375,042          6,128,908
Cash and cash equivalents                                                            20,969             25,903
Accrued investment income                                                            78,817             69,813
Receivables from affiliates (Note 16)                                               797,789            763,864
Other receivables                                                                   217,000            175,791
Deferred policy acquisition costs                                                   698,451            650,443
Value of business acquired (Note 6)                                                 218,154            239,293
Property and equipment, net of accumulated depreciation of $27,007
 and $23,939                                                                         16,390             18,447
Securities lending collateral (Note 7)                                              123,329             40,578
Other assets                                                                            921              1,524
Separate accounts                                                                   252,930            166,581
                                                                                -----------        -----------
        Total assets                                                            $ 8,799,792        $ 8,281,145
                                                                                ===========        ===========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

(in thousands of dollars)                                                          2004               2003
LIABILITIES AND STOCKHOLDER'S EQUITY
Policy liabilities and accruals
  Future policy benefits                                                        $ 4,740,559        $ 4,500,914
  Policy claims                                                                      48,871             64,900
                                                                                -----------        -----------
        Total policy liabilities and accruals                                     4,789,430          4,565,814
                                                                                -----------        -----------
Other policyholder funds and dividends                                              366,214            353,472
                                                                                -----------        -----------
Accrued expenses and other liabilities
  Securities lending liability (Note 7)                                             123,329             40,578
  Proceeds held-Securaccount                                                         68,407             73,639
  Payable to affiliates (Note 16)                                                   854,390            843,723
  Other liabilities                                                                 112,719             71,332
  Separate accounts                                                                 252,930            166,581
                                                                                -----------        -----------
        Total accrued expenses and other liabilities                              1,411,775          1,195,853
                                                                                -----------        -----------
Income taxes (Note 8)
  Current                                                                             6,431             17,872
  Deferred                                                                          188,591            158,148
                                                                                -----------        -----------
        Total income taxes                                                          195,022            176,020
                                                                                -----------        -----------
        Total liabilities                                                         6,762,441          6,291,159
                                                                                -----------        -----------
Commitments and contingencies (Notes 9 and 11)                                            -                  -

Stockholder's equity
  Common stock ($1 par value - 25,000,000 shares authorized,
   6,600,000 shares issued and outstanding at 2004 and 2003, respectively)            6,600              6,600
  Additional paid-in capital                                                        994,246            994,246
  Accumulated other comprehensive income, net of deferred
   tax expense of $53,320 and $56,187                                               108,389            104,347
  Retained earnings (Note 10)                                                       928,116            884,793
                                                                                -----------        -----------
        Total stockholder's equity                                                2,037,351          1,989,986
                                                                                -----------        -----------
        Total liabilities and stockholder's equity                              $ 8,799,792        $ 8,281,145
                                                                                ===========        ===========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

(in thousands of dollars)                                                2004            2003            2002
REVENUES
Net premiums earned (Note 11)                                         $  182,419      $  179,020      $  252,225
Universal life and annuity policy charges                                242,538         228,876         223,677
Net investment income (Note 3)                                           355,852         342,230         343,315
Net realized investment gains (losses) (Note 3)                           37,636          21,094         (17,201)
Impairment losses on investments (Note 3)                                 (9,566)        (31,279)        (54,338)
Other (loss) income                                                      (10,767)         (3,863)            506
                                                                      ----------      ----------      ----------
        Total revenues                                                   798,112         736,078         748,184
                                                                      ----------      ----------      ----------
BENEFITS AND EXPENSES
Death and other benefits (Note 11)                                       192,304         190,500         175,730
Increase in liability for future life policy benefits                     30,953          31,378          94,774
Interest credited to policyholders                                       176,775         178,052         178,364
Underwriting, acquisition and insurance expenses
  Amortization of deferred policy acquisition costs                       88,638          71,753          62,742
  Amortization of value of business acquired                              19,992          17,807          13,949
  Life commissions, net of reinsurance (Note 11)                         (29,227)        (25,983)         (8,483)
  General and administrative expenses                                     70,892          62,755          64,250
                                                                      ----------      ----------      ----------
        Total benefits and expenses                                      550,327         526,262         581,326
                                                                      ----------      ----------      ----------
        Income before provision for income taxes                         247,785         209,816         166,858
                                                                      ----------      ----------      ----------
PROVISION (BENEFIT) FOR INCOME TAXES (NOTE 8)
Current                                                                   59,703          90,544          26,573
Deferred                                                                  27,159         (16,906)         31,327
                                                                      ----------      ----------      ----------
        Total provisions for income taxes                                 86,862          73,638          57,900
                                                                      ----------      ----------      ----------
        Net income                                                    $  160,923      $  136,178      $  108,958
                                                                      ==========      ==========      ==========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

(in thousands of dollars)                                                2004            2003            2002
NET INCOME                                                            $  160,923      $  136,178      $  108,958
                                                                      ----------      ----------      ----------
Other comprehensive income, net of tax
   Unrealized holding gains (losses) on securities
    Unrealized holding gains (losses) on securities,
     net of tax provision (benefit) of $12,437,
     ($12,304) and $26,094                                                23,097         (22,850)         48,460
    Reclassification adjustment for (gains) losses
     included in net income, net of tax (benefit)
     provision of ($7,887), $3,294 and $25,102                           (14,647)          6,118          46,617
                                                                      ----------      ----------      ----------
        Net unrealized holding gains (losses)
         on securities, net of tax provision (benefit)
         of $4,550, ($9,010) and $51,196                                   8,450         (16,732)         95,077
   Effect of the change in net unrealized gains
    and losses on other insurance accounts,
    net of tax (benefit) provision of ($2,374),
    $6,725 and ($15,607)                                                  (4,408)         12,490         (28,984)
                                                                      ----------      ----------      ----------
        Other comprehensive income (loss)                                  4,042          (4,242)         66,093
                                                                      ----------      ----------      ----------
        Comprehensive income                                          $  164,965      $  131,936      $  175,051
                                                                      ==========      ==========      ==========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                                     ACCUMULATED
                                                                        ADDITIONAL      OTHER                       TOTAL
                                                                COMMON   PAID-IN    COMPREHENSIVE    RETAINED   STOCKHOLDER'S
(in thousands of dollars)                                       STOCK    CAPITAL    INCOME (LOSS)    EARNINGS       EQUITY
BALANCES AT JANUARY 1, 2002                                     $6,600  $  994,246  $      42,496   $ 874,657   $   1,917,999
Net income                                                           -           -              -     108,958         108,958
Unrealized gains on available-for-sale investments arising
 during the period, net of tax of $26,094                            -           -         48,460           -          48,460
Reclassification adjustment for losses included in net income,
 net of tax of $25,102                                               -           -         46,617           -          46,617
Change in effect of unrealized losses on other insurance
 accounts, net of tax of ($15,607)                                   -           -        (28,984)          -         (28,984)
Dividends paid                                                       -           -              -    (115,000)       (115,000)
                                                                ------  ----------  -------------   ---------   -------------
BALANCES AT DECEMBER 31, 2002                                    6,600     994,246        108,589     868,615       1,978,050
Net income                                                           -           -              -     136,178         136,178
Unrealized losses on available-for-sale investments arising
 during the period, net of tax of ($12,304)                          -           -        (22,850)          -         (22,850)
Reclassification adjustment for losses included in net income,
 net of tax of $3,294                                                -           -          6,118           -           6,118
Change in effect of unrealized gains on other insurance
 accounts, net of tax of $6,725                                      -           -         12,490           -          12,490
Dividends paid                                                       -           -              -    (120,000)       (120,000)
                                                                ------  ----------  -------------   ---------   -------------
BALANCES AT DECEMBER 31, 2003                                    6,600     994,246        104,347     884,793       1,989,986
Net income                                                           -           -              -     160,923         160,923
Unrealized gains on available-for-sale investments arising
 during the period, net of tax of $12,437                            -           -         23,097           -          23,097
Reclassification adjustment for gains included in net income,
 net of tax of ($7,887)                                              -           -        (14,647)          -         (14,647)
Change in effect of unrealized losses on other insurance
 accounts, net of tax of ($2,374)                                    -           -         (4,408)          -          (4,408)
Dividends paid                                                       -           -              -    (117,600)       (117,600)
                                                                ------  ----------  -------------   ---------   -------------
BALANCES AT DECEMBER 31, 2004                                   $6,600  $  994,246  $     108,389   $ 928,116   $   2,037,351
                                                                ======  ==========  =============   =========   =============

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

(in thousands of dollars)                                                      2004          2003            2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                 $   160,923   $   136,178     $    108,958
Adjustments to reconcile net income to net cash provided by
 operating activities
  Interest credited to universal life and investment-type contracts            153,870       155,548          145,273
  Realized investment (gains) losses                                           (37,636)      (21,094)          17,201
  Impairment losses on investments                                               9,566        31,279           54,338
  Amortization of deferred policy acquisition costs and value
   of business acquired                                                        108,630        89,560           76,691
  Amortization of bond and mortgage-backed security discount
   and premium, net                                                             16,407        22,142           11,033
  Capitalization of deferred policy acquisition costs and
   value of business acquired, net                                            (142,281)     (125,376)        (120,208)
  Deferred income tax expense (benefit)                                         27,159       (16,906)          31,327
  Depreciation                                                                   6,081         6,587            6,445
  Cash provided by (used in) changes in operating assets
   and liabilities
    Federal income taxes payable                                               (10,315)       17,872                -
    Life insurance policy liabilities                                           61,912        97,495          139,722
    Other policyholder funds                                                    12,742        23,592           65,422
    Other                                                                      (34,920)       (9,652)           2,499
                                                                           -----------   -----------     ------------
        Net cash provided by operating activities                              332,138       407,225          538,701
                                                                           -----------   -----------     ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of bonds and stocks available for sale                             (1,643,976)   (1,970,214)      (1,698,029)
Proceeds from sales or maturities of bonds and stocks
 available for sale                                                          1,393,308     1,451,178        1,233,256
Proceeds from notes receivables                                                 22,000         3,927                -
Mortgage loan collections                                                        7,165         6,189           20,682
Purchase of investment real estate                                              (1,466)       (1,674)          (1,498)
Proceeds from sale of investment real estate                                     5,002           549              786
Increase in policy loans, net                                                   (5,782)       (8,119)          (9,304)
Purchase of capital assets                                                      (1,233)       (1,106)          (2,312)
Purchase and issuance of surplus note, certificates of contribution
 and promissory notes of the P&C Group                                               -             -          (10,000)
Purchase of options                                                               (325)         (267)          (1,498)
Proceeds from sales or maturities of options                                     1,225             -                -
Proceeds from sale of joint venture                                              4,937             -                -
Other                                                                           (5,418)       (9,548)           2,053
                                                                           -----------   -----------     ------------
        Net cash used in investing activities                                 (224,563)     (529,085)        (465,864)
                                                                           -----------   -----------     ------------

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

(in thousands of dollars)                                                       2004           2003            2002
CASH FLOWS FROM FINANCING ACTIVITIES
Cash dividends paid                                                        $    (117,600)   $  (120,000)   $  (115,000)
Universal life and investment-type contract deposits                             543,277        563,120        530,121
Universal life and investment-type contract withdrawals and maturities          (538,186)      (483,967)      (467,874)
                                                                           -------------    -----------    -----------
        Net cash used in financing activities                                   (112,509)       (40,847)       (52,753)
                                                                           -------------    -----------    -----------
        (Decrease) increase in cash and cash equivalents                          (4,934)      (162,707)        20,084
CASH AND CASH EQUIVALENTS
Beginning of year                                                                 25,903        188,610        168,526
                                                                           -------------    -----------    -----------
End of year                                                                $      20,969    $    25,903    $   188,610
                                                                           =============    ===========    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year
    Income taxes                                                           $      70,036    $    51,056    $    47,824
    Interest                                                                           -              -              -

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Noncash settlement of fixed income security with joint venture             $       5,541    $         -    $         -

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

1.    THE COMPANY AND NATURE OF OPERATIONS

      THE COMPANY

      The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the "Company"), a wholly owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Financial Services Group ("ZFS"). FGI, an insurance holding company that provides management services, is attorney-in-fact for 3 inter-insurance exchanges and their subsidiaries ("Exchanges" or "P&C Group") and owns the Company and a reinsurance company, Farmers Reinsurance Company.

      In December 1988, BATUS Inc. ("BATUS") a subsidiary of B.A.T. Industries p.l.c. ("B.A.T"), acquired 100% ownership of FGI and its subsidiaries for $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded in the Company's balance sheet based on their estimated fair values at December 31, 1988.

      At the time of purchase, a portion of the purchase price, $530,076,000, was assigned to the Company's value of business acquired ("VOBA"), which represented an actuarial determination of the expected profits from the business in-force at the date of B.A.T.'s acquisition of FGI.

      In September 1998, the financial services businesses of B.A.T, which included the Company, were merged with Zurich Insurance Company ("ZIC"). The business of ZIC and the financial services businesses of B.A.T were transferred to Zurich Group Holding ("ZGH"), formerly known as ZFS, a Swiss holding company with headquarters in Zurich, Switzerland. This merger was accounted for by ZGH as a pooling of interests under International Financial Reporting Standards ("IFRS").

      NATURE OF OPERATIONS

      The Company concentrates its activities in the individual life insurance and annuity markets. Principal lines of business include traditional and universal whole life products, as well as term life insurance. Additionally, the Company issues flexible and single premium deferred annuities, single premium immediate annuities, and equity-indexed annuities, as well as variable universal life insurance and variable annuity products. In May 2003, the Company introduced the accumulator variable universal life.

      The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, and Farmers. In addition, the Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2004, this network consisted of approximately 13,000 direct writing agents and approximately 500 district managers, each of whom is an independent contractor. In 2003, Washington Mutual was added as a distribution channel for the newly introduced Accumulator Variable Universal Life ("Accumulator VUL") product. This distribution channel was discontinued in 2004.

      Each direct writing agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

      The Company is currently licensed in 49 states, and the District of Columbia.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      During 2002, the Company had exited the business of writing structured settlements. This decision to exit the structured settlement market was driven by A.M. Best's change in rating of the Company from A+ (superior) to A (excellent) as brokers often only place structured settlements with companies rated A+ or better. As of December 31, 2004, the Company is continuing to service the more than 5,200 structured settlement cases in force. As of December 31, 2004, 2003 and 2002 the structured settlement business represented only 2.6%, 0.9% and 0.7% of the Company's income before provision for income taxes, respectively.

      In August 2003, Continental Casualty Company ("CNA") withdrew from reinsuring new Long Term Care ("LTC") issues. The Company evaluated other potential carriers and concluded not to develop a new LTC product, underwrite or distribute another company's product. Although CNA no longer reinsures new business, it will continue to administer the more than 5,800 of the Company's in-force contracts as of December 31, 2004.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      REVENUE RECOGNITION

      Premiums for traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Accident and health insurance premiums are recognized as revenue pro rata over the terms of the contract.

      Revenues associated with universal life, variable universal life products and other investment type contracts consist of policy charges for the cost of insurance, policy administration fees, surrender charges, and investment income on assets allocated to support policyholder account balances on deposit. Revenues for fixed and variable annuity products and contracts without life contingencies consist of investment income on assets allocated to support policyholder account balances on deposit, mortality charges for variable annuities, administrative charges for variable annuities and equity-indexed annuities, and surrender charges for variable annuities and flexible payment annuities. Consideration received for interest-sensitive insurance, annuity products and contracts without life contingencies are recorded as a liability when received. Policy withdrawal and other charges are recognized as revenue when assessed.

      BENEFITS AND EXPENSES

      Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      INVESTMENTS

      The Company has classified all investments in fixed maturities and equity securities as available-for-sale. Accordingly, these securities are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder's equity. As of December 31, 2004 and 2003, there were no securities designated as held to maturity or trading. All security transactions are recorded on a trade date basis, except for private placement securities which are recorded on their funding date.

      Discounts and premiums on fixed maturity investments are amortized, using the interest method, over the term of the security, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in net investment income.

      Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the carrying value of available for sale fixed maturity securities, with an offsetting effect on stockholder's equity, net of the effects of amortization of deferred acquisition costs and deferred income taxes, when applicable. If a decline in the fair value of an individual fixed income investment is considered to be other than temporary, the difference between amortized book value and fair value is recorded as a realized investment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the net book value of individual investments.

      If a decline in the fair value of an individual equity investment is considered to be other than temporary, the difference between original cost and fair value is recorded as a realized investment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the cost of the individual securities.

      The Company regularly reviews its investment portfolio to determine whether declines in the value of investments are other than temporary as defined by the Financial Accounting Standards Board ("FASB") in the Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The Company's review for declines in value includes analyzing historical and forecasted financial information as well as reviewing the market performance of similar types of investments.

      The fair values of investments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, these estimates may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. No valuation allowance has been established as of December 31, 2004 and 2003. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral, if the loan is collateral dependent. No material amounts were recognized for impaired loans in the periods presented.

      Real estate, including related improvements, is stated at the lower of cost less accumulated depreciation or market value. Depreciation is provided on a straight-line basis over 35 years, the estimated life of the properties. Accumulated depreciation for real estate as of December 31, 2004 and 2003 was approximately $36,815,000 and $37,116,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated net realizable value less selling costs with the impairment loss being included in impairment losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate available for sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs. There was no valuation allowance for real estate as of December 31, 2004 and 2003. No impairment losses related to real estate investments were recognized in 2004. Impairment losses of approximately $775,000 were recognized on two real estate properties in 2003. No impairment losses related to real estate investments were recognized in 2002.

      Policy loans are stated at unpaid balances, which approximate fair value.

      Short-term investments are stated at amortized cost, which approximates fair value.

      Partnership and joint venture interests in which the Company does not have control or majority ownership interest, are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder's equity.

      S&P 500 call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at an estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula.

      The S&P 500 call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. Periodically, the value of the assets ("S&P 500 call options") is matched to the potential liability ("annuity contracts") to ensure the hedge has remained effective. The annuities were written based on a 7 year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in 7 years or less. For the years ended December 31, 2004 and 2003, the amount of unrealized hedging losses was approximately $34,867,000 and $35,824,000, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      The S&P 500 call options are carried at estimated fair value. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as an adjustment to the interest liability credited to policyholders. In addition, realized gains and losses from maturity or termination of the S&P 500 call options are offset against the interest credited to policyholders during the period incurred. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts.

      DEFERRED POLICY ACQUISITION COSTS

      Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issuance and underwriting, and certain agency expenses. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results, mortality and expense margins and actual realized gains or losses on investments over the expected life of the contracts. The Company regularly reviews and revises its estimates of future gross profit margins to be realized from this group of products. Interest rates are based on rates in effect during the period. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised.

      Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

      Deferred policy acquisition costs for nonparticipating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

      Deferred policy acquisition costs include amounts associated with the unrealized gains and losses recorded as other comprehensive income, a component of stockholder's equity. Accordingly, deferred policy acquisition costs are increased or decreased for the impact of estimated future gross profits as if net unrealized gains or losses on securities had been realized at the balance sheet date. Net unrealized gains or losses on securities within other comprehensive income also reflect this impact.

      In relation to its traditional life products, the Company evaluates the need for a premium deficiency reserve and utilizes anticipated investment income in the calculation of the premium deficiency reserve. As of December 31, 2004, the Company has not established any premium deficiency reserves based on this calculation.

      VALUE OF BUSINESS ACQUIRED

      The present value of the business acquired in the merger with B.A.T is being amortized over its actuarially determined useful life, which is consistent with the estimated decline in life insurance business that was in-force at the time of the merger.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

      Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation of property and equipment has been provided using the straight-line method with estimated useful lives of 10 to 45 years for buildings and improvements and 3 to 5 years for capitalized software, furniture, and equipment.

      The Company capitalizes software purchased from third parties or internally generated if the related software product under development has reached technological feasibility. Costs incurred prior to the establishment of technical feasibility are expensed as incurred. As of December 31, 2004 and 2003, unamortized software costs were approximately $3,341,000 and $4,966,000, respectively. The Company amortizes software costs over a 3 to 5 year period and amortized approximately $2,437,000 $2,417,000 and $2,308,000 for the years ended December 31, 2004, 2003 and
      2002, respectively.

      LONG-LIVED ASSETS

      Long-lived assets and certain identifiable intangibles to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No such impairments have occurred.

      SEPARATE ACCOUNTS

      The Company issues variable universal life and deferred variable annuity contracts. The assets and liabilities held for variable universal life, Accumulator VUL, and deferred variable annuity contracts are held in the Separate Accounts (the "Accounts"), which are legally segregated from the general assets of the Company. As of December 31, 2004, there were 35 sub-accounts available for the initial products and 17 sub-accounts available for the Accumulator VUL. The sub-accounts invest in underlying mutual fund portfolios (collectively, the "Funds"). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated investment objectives.

      The assets of the Accounts are carried at fair value. The Accounts' liabilities represent the contract holders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company's statements of income and comprehensive income. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

      POLICY LIABILITIES AND ACCRUALS

      Liabilities for future policy benefits for traditional life policies are computed principally on a net level premium method reflecting estimated future investment yields, mortality, morbidity, and withdrawals. Interest rate assumptions range from 2.25% to 8.25% depending upon the year of issue. Mortality is calculated principally using select and ultimate tables in common usage in the industry, modified for Company experience, and withdrawals are estimated based primarily on experience.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      Liabilities for future policy benefits on universal life, variable universal life products and fixed and variable annuity products are determined under the retrospective deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on contracts not involving life contingencies are recorded when the payments are received.

      Unpaid policy claims include claims in the course of settlement and a provision for claims incurred but not reported, based on past experience.

      CASH AND CASH EQUIVALENTS

      The Company considers all investments purchased with an original maturity of 3 months or less to be cash equivalents.

      INCOME TAXES

      The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

      FINANCIAL INSTRUMENTS AND CONCENTRATIONS OF CREDIT RISK

      The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

      The Company cedes insurance risk to various A.M. Best rated reinsurance companies rated A- or better by A.M. Best. The Company's management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter, for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

      The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

      BUSINESS RISKS

      The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company's life and annuity products.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      NEW ACCOUNTING PRONOUNCEMENTS

      In December 2003, the FASB issued a revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits ("SFAS 132"). SFAS 132 revises employers' disclosures about pension plans and other postretirement benefit plans. It does not change the measurement or recognition of those plans required by SFAS No. 87, Employers' Accounting for Pensions, SFAS No. 88, Employer's Accounting for Settlements and Curtailments of Defined Benefit Plans and for Termination Benefits, and SFAS No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions. The provisions of the revised SFAS 132 shall be effective for fiscal years ending after December 15, 2003. The adoption of SFAS 132 requires disclosures only and does not impact the Company's financial statements as all required disclosures have been made in FGI's consolidated financial statements.

      In April 2003, the FASB issued SFAS No. 149, Amendment of Statement on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the Company's financial statements.

      In April 2003, the FASB Derivative Implementation Group ("DIG") released SFAS 133 Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Risk Exposures That Are Unrealized or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("DIG B36"). DIG B36 concluded that (i) a Company's funds held or receivable under certain reinsurance arrangements and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. The Company adopted the provisions of DIG B36 as of October 1, 2003. On December 1, 2003, the Company entered into a modified coinsurance agreement with an affiliate, Kemper Investors Life Insurance Company ("KI"). The Company has determined that this agreement contains an embedded derivative feature. The Company did not record a cumulative effect of a change in accounting principle as a result of the initial adoption of DIG B36. Subsequent to the initial adoption of DIG B36, the change in the fair value of the embedded derivative feature in the Company's reinsurance agreement was recorded in the statement of income. The Company has determined that the embedded derivative feature identified in the Company's modified coinsurance agreement is similar to a total return swap on the underlying assets held by the Company. In the case of the Company, DIG B36 may result in the establishment of an embedded derivative asset or liability based on the change in the fair value of the underlying assets held by the Company. The fair value of the embedded derivative liability was determined to be approximately $4,634,000 and $3,627,000 as of December 31, 2004 and 2003, respectively, and is reported in the payable to affiliate line item on the balance sheet. The changes in the fair value of the embedded derivative are recorded in other income/(loss) in the Company's statement of income, which resulted in expenses of approximately $1,007,000 and $3,627,000 for the years ended December 31, 2004 and 2003, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      In May 2003, the FASB issued SFAS No. 150, Accounting of Certain Financial Instruments with Characteristics of both Liabilities and Equity ("SFAS 150"). SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. Under SFAS 150, a financial instrument issued in the form of shares that are mandatorily redeemable that embodies an unconditional obligation requiring the issuer to redeem it by transferring its assets at a specified or determinable date or upon an event that is certain to occur shall be classified as a liability at the amount of cash that would be paid under the conditions specified in the contract. The provisions of SFAS 150 are effective at the beginning of the first interim period beginning after June 15, 2003. The Company is not impacted by the adoption of SFAS 150, as it has not issued any financial instruments with characteristics of both liabilities and equity.

      In December 2003, the FASB issued a revised FIN 46, Consolidation of Variable Interest Entities ("VIEs"), an Interpretation of Accounting Research Bulletin ("ARB") No. 51, Consolidated Financial Statements ("FIN No. 46-R"). A VIE is an entity for which total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support provided by any party, including equity holders, or in which equity investors as a group do not have characteristics of a controlling financial interest. Among other things, FIN No. 46-R requires the consolidation of the assets, liabilities and results of operations of a VIE by its primary beneficiary. FIN No. 46-R also requires the disclosure of information concerning a VIE of an entity that holds a significant variable interest, but is not the primary beneficiary. Certain disclosure requirements of FIN No. 46-R are effective for financial statements issued after December 31, 2003, and FIN No. 46-R applies to all entities subject to FIN No. 46-R no later than the end of the first reporting period that ends after March 15, 2004. Based on the current FIN No. 46-R, the Company does not have any VIEs.


      In July 2003, the Accounting Standards Executive Committee issued Statement of Position ("SOP") No. 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 addresses financial accounting and reporting of certain product features insufficiently addressed by SFAS No. 97, Accounting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. The SOP is effective for financial statements for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. SOP 03-1 may not be applied retroactively to prior year's financial statements, and initial application should be as of the beginning of an entity's fiscal year. The Company has adopted and applied the relevant provisions of SOP 03-1 as of January 1, 2004. There was no cumulative effect adjustment recorded as a result of this implementation (Note 12). In this process the Company has properly:


      (a) Recognized expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB") and guaranteed retirement income benefits ("GRIB"), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis;

      (b) Reported and measured the Company's interest in the Accounts as general account assets based on the Company's proportionate beneficial interest in the Accounts' underlying assets;

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      (c) Capitalized no sales inducements due to the Company's products and features not meeting the specified criteria discussed in the SOP 03-1;

      (d) Determined that no additional liability relating to annuitization benefits should be recorded as of December 31, 2004; and

      (e) Determined that the Company's current accounting for its reverse, select and ultimate cost of insurance charges is consistent with the criteria discussed in the SOP 03-1.

      In December 2003, the Accounting Standards Executive Committee issued SOP No. 03-3, Accounting for Certain Loans or Debt Securities Acquired in a Transfer ("SOP 03-3"). SOP 03-3 requires that the amount of a security's expected cash flows in excess of the investors' initial cost or amortized cost be recognized as interest income on a level yield basis over the life of the security. SOP 03-3 does not apply to loans originated by the entity. SOP 03-3 is effective for financial statements for fiscal years beginning after December 15, 2004, with earlier adoption encouraged. A certain transition provision applies for certain aspects of loans currently within the scope of Practice Bulletin 6, Amortization of Discounts on Certain Acquired Loans. The adoption of SOP 03-3 is not expected to have a material impact on the Company's financial statements.

      In July 2004, the Emerging Issues Task Force ("EITF") adopted Issue No. 02-14, Whether an Investor Should Apply the Equity Method of Accounting to Investments Other Than Common Stock ("EITF 02-14"). A consensus was reached regarding an investor that has the ability to exercise significant influence over the operating and financial policies of the investee. This type of investor should apply the equity method of accounting only when it has an investment(s) in common stock and/or an investment that is in-substance common stock. The EITF also reached a consensus on the definition of in-substance common stock and related guidance. EITF 02-14 is effective for reporting periods beginning after September 15, 2004. The adoption of EITF 02-14 did not have a material impact on the Company's financial statements.

      In March 2004, the EITF reached further consensus on Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-01 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-01 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-01 which were effective December 31, 2003. The accounting guidance of EITF 03-01 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to EITF 03-01 at the FASB and currently is unable to determine the impact of EITF 03-01 on its financial statements. In conformity with existing generally accepted accounting principles, the Company's gross unrealized losses totaling approximately $18,080,000 at December 31, 2004 are reflected as a component of other comprehensive income on the balance sheet. Depending on the ultimate guidance issued by the FASB, including guidance regarding management's assertion about intent and ability to hold available-for-sale investment securities, the

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      Company could be required to report these unrealized losses in a different manner, including possibly reflecting these unrealized losses in the statement of income as other-than-temporary impairments, even if the unrealized losses are attributable solely to interest rate movements.

      In March 2004, the EITF reached consensus on Issue No. 03-16, Accounting for Investments in Limited Liability Companies, ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16, did not have a material impact on the Company's financial statements.

3.    INVESTMENTS

      INVESTMENT INCOME

      The components of investment income, by type of investment, for the years ended December 31, 2004, 2003 and 2002 are as follows:

(in thousands of dollars)                                             2004          2003          2002
Bonds                                                               $301,333      $279,960      $276,591
Common and preferred stocks                                            3,394         4,139         5,591
Mortgage loans on real estate                                            363           601         1,863
Investment real estate                                                12,441        12,996        13,475
Surplus note and certificates of contribution of the P&C Group        33,122        37,094        37,148
Policy loans                                                          19,120        18,533        17,897
Joint ventures                                                           155           340           953
Short-term investments                                                   287         1,030         2,162
Notes receivable                                                         488         2,861         1,125
Other                                                                    437           308           125
                                                                    --------      --------      --------
  Gross investment income                                            371,140       357,862       356,930

Less: Investment expenses                                             15,288        15,632        13,615
                                                                    --------      --------      --------
  Net investment income                                             $355,852      $342,230      $343,315
                                                                    ========      ========      ========

      The Company's investment expenses included approximately $620,000, $490,000, and $260,000, in 2004, 2003 and 2002, respectively that were paid to its parent company, FGI.

      In April 2002, the Company's investment management was transferred to Deutsche Asset Management through the sale of Zurich Scudder Investments ("ZSI"), a subsidiary of Zurich Financial Services. Prior to this date, the Company's investment management was administered by ZSI. In 2004, 2003 and 2002, approximately $2,054,000, $1,967,000, and $1,389,000 respectively, of the Company's investment expenses were paid to Deutsche Asset Management. In 2002, approximately $458,000 of the Company's investment expenses were paid to ZSI.

      In 2004 and 2003, the Company's investment expenses included approximately $162,000 and $149,000, respectively, that was paid to Zurich Investment Services ("ZIS"). These expenses were not incurred in 2002.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      In 2004 and 2003, the Company's investment expenses included approximately $1,489,000 and $1,575,000, respectively, that was paid to Zurich Global Investment Advisors ("ZGIA"). These expenses were not incurred in 2002.

      In 2004, the Company's investment expenses included approximately $56,000 that was paid to Prudential Private Placement Investors, L.P. These expenses were not incurred in 2003 and 2002.

      REALIZED GAINS AND LOSSES

      Realized investment gains (losses) on sales of investments during the years ended December 31, 2004, 2003 and 2002 are as follows:

(in thousands of dollars)             2004            2003            2002
Bonds                               $ 12,773        $ 13,712        $(22,568)
Redeemable preferred stocks                -              23              98
Nonredeemable preferred stock              -               -              56
Common stocks                         19,348           4,903           5,033
Investment real estate                 1,862              (1)            180
Joint ventures                         3,629             (30)              -
S&P 500 call options                      48               -               -
Notes receivables                          -           2,500               -
Other                                     (2)            (13)              -
                                    --------        --------        --------
                                    $ 37,658        $ 21,094        $(17,201)
                                    ========        ========        ========

      IMPAIRMENT LOSSES

      Impairment losses for the years ended December 31, 2004, 2003 and 2002 are as follows:

(in thousands of dollars)              2004            2003            2002
Bonds                                $ (9,482)       $(23,400)       $(10,663)
Nonredeemable preferred stocks            (22)              -               -
Common stocks                             (84)         (7,104)        (43,330)
Investment real estate                      -            (775)              -
Joint ventures                              -               -            (345)
                                     --------        --------        --------
                                     $ (9,588)       $(31,279)       $(54,338)
                                     ========        ========        ========

      The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized position that could potentially be other-than-temporarily impaired. Due to the issuers continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any objective evidence, the Company believes that the prices of the securities in the sector identified in the tables below were temporarily depressed as of December 31, 2004 and 2003.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      The following tables present amortized cost, fair value, and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004 and 2003.

      UNREALIZED GAINS AND LOSSES ON FIXED MATURITIES

      Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31, 2004 and 2003 are as follows:

                                                                  GROSS        GROSS       ESTIMATED
                                                  AMORTIZED     UNREALIZED   UNREALIZED       FAIR
(in thousands of dollars)                           COST          GAINS        LOSSES        VALUE
2004
Fixed maturities available-for-sale
   U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                    $   348,043    $   12,306   $     (561)   $  359,788
   Obligations of states and political
    subdivisions                                      55,948         5,732            -        61,680
   Corporate securities                            2,759,066       130,739       (5,864)    2,883,941
   Mortgage-backed securities                      2,088,661        75,392      (10,587)    2,153,466
                                                 -----------    ----------   ----------    ----------
                                                   5,251,718       224,169      (17,012)    5,458,875

Redeemable preferred stock                             4,526            80            -         4,606
                                                 -----------    ----------   ----------    ----------
                                                 $ 5,256,244    $  224,249   $  (17,012)   $5,463,481
                                                 ===========    ==========   ==========    ==========

2003
Fixed maturities available-for-sale
   U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                    $   358,094    $   12,596   $   (2,078)   $  368,612
   Obligations of states and political
    subdivisions                                      92,406         7,889       (1,053)       99,242
   Corporate securities                            1,936,346        99,775       (7,996)    2,028,125
   Mortgage-backed securities                      2,528,505       104,343      (28,857)    2,603,991
                                                 -----------    ----------   ----------    ----------
                                                   4,915,351       224,603      (39,984)    5,099,970

Redeemable preferred stock                             5,163            72            -         5,235
                                                 -----------    ----------   ----------    ----------
                                                 $ 4,920,514    $  224,675   $  (39,984)   $5,105,205
                                                 ===========    ==========   ==========    ==========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      UNREALIZED GAINS AND LOSSES ON EQUITY SECURITIES AND JOINT VENTURES

      Gross unrealized gains (losses) pertaining to nonredeemable preferred stocks, common stocks, and joint ventures stated at fair value as of December 31, 2004 and 2003 are as follows:

(in thousands of dollars)                             GAINS       LOSSES          NET
2004
Equity securities available-for-sale
  Nonredeemable preferred stocks
    Public utilities                                $      55    $       -      $     55
    Industrial, miscellaneous and all other             3,200            -         3,200
  Common stocks
    Public utilities                                      306            -           306
    Banks, trusts and insurance companies               2,148         (168)        1,980
    Industrial, miscellaneous and all other            11,902         (900)       11,002
                                                    ---------    ---------      --------
                                                    $  17,611    $  (1,068)       16,543
                                                    =========    =========
Less: Deferred federal income taxes                                                5,790
                                                                                --------
                                                                                $ 10,753
                                                                                ========
2003
Equity securities available-for-sale
  Nonredeemable preferred stocks
    Public utilities                                $      41    $     (26)     $     15
    Industrial, miscellaneous and all other             2,300            -         2,300
  Common stocks
    Public utilities                                      601          (44)          557
    Banks, trusts and insurance companies               3,691         (199)        3,492
    Industrial, miscellaneous and all other            21,859       (1,679)       20,180
  Joint ventures                                           14         (471)         (457)
                                                    ---------    ---------      --------
                                                    $  28,506    $  (2,419)       26,087
                                                    =========    =========
Less: Deferred federal income taxes                                                9,130
                                                                                --------
                                                                                $ 16,957
                                                                                ========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      UNREALIZED LOSSES ON FIXED MATURITIES AND EQUITY SECURITIES

      Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2004 and 2003 are as follows:

                                                        UNREALIZED LOSSES LESS          UNREALIZED LOSSES
                                                            THAN 12 MONTHS              12 MONTHS OR MORE
                                                       -------------------------     ------------------------
                                                          FAIR        UNREALIZED        FAIR       UNREALIZED
(in thousands of dollars)                                 VALUE         LOSSES          VALUE        LOSSES
2004
Fixed maturities available-for-sale
  U.S. Treasury securities and obligations of U.S.
   government corporations and agencies                $    68,107    $     (561)    $         -   $        -
  Obligations of states and political subdivisions               -             -               -            -
  Corporate securities                                     365,499        (4,240)        432,228       (1,624)
  Mortgage-backed securities                               370,197        (3,440)        182,544       (7,147)
                                                       -----------    ----------     -----------   ----------
Total fixed maturities                                 $   803,803    $   (8,241)    $   614,772   $   (8,771)
                                                       ===========    ==========     ===========   ==========
Equity securities available-for-sale
  Nonredeemable preferred stocks
    Public utilities                                   $         -    $        -     $         -   $        -
  Common stocks
    Public utilities                                             -             -               -            -
    Banks, trusts and insurance companies                    1,379          (139)              -            -
    Industrial, miscellaneous and all other                  5,939          (786)            733         (143)
                                                       -----------    ----------     -----------   ----------
Total equity securities                                $     7,318    $     (925)    $       733   $     (143)
                                                       ===========    ==========     ===========   ==========
2003
Fixed maturities available-for-sale
  U.S. Treasury securities and obligations of U.S.
   government corporations and agencies                $   112,752    $   (2,078)    $         -   $        -
  Obligations of states and political subdivisions           7,644        (1,053)              -            -
  Corporate securities                                     392,194        (6,568)          8,647       (1,428)
  Mortgage-backed securities                               585,918       (23,133)         43,642       (5,724)
                                                       -----------    ----------     -----------   ----------
Total fixed maturities                                 $ 1,098,508    $  (32,832)    $    52,289   $   (7,152)
                                                       ===========    ==========     ===========   ==========
Equity securities available-for-sale
  Nonredeemable preferred stocks
    Public utilities                                   $         -    $        -     $        39   $      (26)
  Common stocks
    Public utilities                                           522           (17)            244          (27)
    Banks, trusts and insurance companies                      872           (23)          4,619         (176)
    Industrial, miscellaneous and all other                  9,675          (609)         10,849       (1,070)
                                                       -----------    ----------     -----------   ----------
Total equity securities                                $    11,069    $     (649)    $    15,751   $   (1,299)
                                                       ===========    ==========     ===========   ==========

      As of December 31, 2004, fixed maturities represented approximately 94% of the Company's total unrealized loss amount, which was comprised of 117 securities. The remaining 6% of the Company's total unrealized loss amount was comprised of 17 equity securities. The Company held no securities that were in an unrealized loss position in excess of approximately $2,125,000. As of December 31, 2004, there was 1 fixed maturity and 1 equity security, with a fair value less than 80% of the security's amortized cost for 6 continuous months.

      Fixed maturities in an unrealized loss position for less than 12 months were comprised of 90 securities of which 100%, or approximately $8,241,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      Fixed maturities with an unrealized loss of approximately $8,771,000 for 12 months or more as of December 31, 2004, were comprised of 27 securities. The majority of the unrealized loss amount, approximately $7,147,000, relates to mortgage-backed securities. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any fixed maturity securities with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security is deemed other-than-temporarily impaired, then the security's book value is written down to current market value with the Company recognizing an impairment loss in its current year statement of income. The remaining unrealized loss balance of approximately $1,624,000 is comprised of 11 securities, all of which were depressed to only a minor extent, with fair value to amortized cost ratios at or greater than 95%.

      Equity securities in an unrealized loss position for less than 12 months as of December 31, 2004, were comprised of 16 securities of which 87%, or approximately $925,000, were primarily comprised of securities with fair value to amortized cost ratios at or greater than 84%. One security had a fair value to amortized cost ratio of 67%. The remaining unrealized loss of approximately $143,000 was comprised of 1 security with a fair value to amortized cost ratio of 84%. The prices of the securities have improved or have not experienced significant deterioration. The Company considers the unrealized losses associated with these securities to be temporary.

      Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2004.

      MATURITIES OF FIXED MATURITIES

      The amortized cost and estimated fair value of available-for-sale fixed maturity securities by contractual maturity at December 31, 2004 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              AMORTIZED       ESTIMATED
(in thousands of dollars)                                       COST          FAIR VALUE
Fixed maturities available-for-sale
Due in 1 year or less                                        $    89,782     $    91,830
Due after 1 year through 5 years                                 469,558         485,178
Due after 5 years through 10 years                             1,586,531       1,636,439
Due after 10 years                                             1,017,186       1,091,962
                                                             -----------     -----------
                                                               3,163,057       3,305,409
Mortgage-backed securities                                     2,088,661       2,153,466
Preferred stock with characteristics of debt securities            4,526           4,606
                                                             -----------     -----------
                                                             $ 5,256,244     $ 5,463,481
                                                             ===========     ===========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      Proceeds from sales and maturities of available-for-sale bonds and stocks and gross realized gains (losses) on such sales and impairments during the years ended December 31, 2004, 2003 and 2002 are as follows:

                                                    GROSS            GROSS
(in thousands of dollars)        PROCEEDS           GAINS           LOSSES
2004                           $ 1,393,308         $ 41,286       $  (18,753)
2003                             1,451,178           29,905          (41,771)
2002                             1,233,256           48,432         (119,806)

      The Company holds a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by the Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding LLC, a Delaware Limited Liability Company. Both Mount Rosa 1 LTD and Mount Evans Funding LLC are not affiliated companies; however, in this special purpose vehicle bond, ZIC, an affiliated company, provides the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provides the underlying guarantee of principal. The bond maturity date is December 27, 2031. The coupon rate for this bond is 7.24% and interest is paid semi-annually. On July 11, 2003, the Company acquired an additional $15,000,000 Mount Rosa/Mount Evans bond at par. The bond maturity date is July 17, 2033. The coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $6,388,000, $5,851,000, and $5,430,000 of interest income in 2004, 2003, and 2002, respectively. The total market value of the bonds was approximately $95,690,000, $92,858,000, and $81,888,000 as of December 31, 2004, 2003, and 2002, respectively.

4.    JOINT VENTURES

      As of December 31, 2004, the Company's investments in companies that are accounted for on the equity method of accounting consist of the following:
      6.45% interest in Portland Arena Management LLC, a real estate equity holding; and 16.78% interest in the Midwest Mezzanine Fund LP, a capital venture firm. The equity basis investments in joint ventures amounted to approximately $5,567,000 and $1,022,000 as of December 31, 2004 and 2003,
      respectively.

      In December 2004, a fixed income security issued by Oregon Arena Company, with a carrying value of approximately $4,348,000, was converted to an equity investment in Portland Arena Management LLC, with a carrying value of $5,540,000, due to Oregon Arena Company's Chapter 11 reorganization plan. The Company realized a gain of approximately $1,192,000 from the conversion. The Company holds 6.45% of the equity in the new limited liability corporation.

      In December 2004, Northtowne Apartments, a rental property, in which the Company had a 50% interest in the joint venture was sold. The Company received proceeds of approximately $4,937,000 and realized a gain of approximately $4,100,000 from this transaction. The investment in this company amounted to approximately $1,010,000 as of December 31, 2003.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      The combined results of operations and financial position of the Company's equity basis investments in joint ventures are summarized below:

            (in thousands of dollars)                 2004           2003          2002
Condensed income statement information
    Net income                                      $     428      $    581      $  3,566
    Company's equity in net income of affiliates          155           340           897

Condensed balance sheet information
    Total assets                                    $  99,124      $  2,374      $  3,004
                                                    =========      ========      ========
    Total liabilities                                  12,908           276           186
    Equity                                             86,216         2,098         2,818
                                                    ---------      --------      --------
    Total liabilities and equity                    $  99,124      $  2,374      $  3,004
                                                    =========      ========      ========

5.    DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

      SFAS No. 107, Disclosures about Fair Value of Financial Instruments ("SFAS 107"), requires disclosures of fair value information about financial instruments and includes assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value. In instances where quoted market prices are not available, fair values are based upon estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. SFAS 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

      CASH AND CASH EQUIVALENTS

      The carrying amounts of these items are reasonable estimates of their fair value.

      FIXED MATURITIES, REDEEMABLE AND NONREDEEMABLE PREFERRED STOCK, AND COMMON STOCK

      The estimated fair value of bonds, redeemable and nonredeemable preferred stock, and common stock are based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services.

      MORTGAGE LOANS

      The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate that is applicable to the yield, credit quality, and average maturity of the composite portfolio.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      POLICY LOANS

      The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally based on current market rates.

      SURPLUS NOTE AND CERTIFICATES OF CONTRIBUTION OF THE P&C GROUP

      The carrying amounts of these items are a reasonable estimate of their fair market value.

      JOINT VENTURES

      The carrying amounts of these items are reasonable estimates of their fair value.

      S&P 500 CALL OPTIONS

      The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

      NOTES RECEIVABLE

      The carrying amounts of these items are a reasonable estimate of their fair market value.

      FUTURE POLICY BENEFITS - DEFERRED ANNUITIES

      The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

      SEPARATE ACCOUNTS

      Amounts are carried at market value of the underlying funds for financial statement purposes.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      The estimated fair values and carrying values of the Company's financial instruments as of December 31, 2004 and 2003 are as follows:

                                                              2004                             2003
                                                  ---------------------------       ---------------------------
                                                   CARRYING        ESTIMATED         CARRYING        ESTIMATED
        (in thousands of dollars)                   VALUE          FAIR VALUE          VALUE         FAIR VALUE
ASSETS
Cash and cash equivalents                         $   20,969       $   20,969       $   25,903       $   25,903
Fixed maturities available-for-sale                5,463,481        5,463,481        5,105,205        5,105,205
Nonredeemable preferred stock available-for-sale      13,579           13,579           12,661           12,661
Common stock available-for-sale                       71,985           71,985          161,838          161,838
Mortgage loans                                         1,265            1,482            8,430            9,375
Surplus note and certificates of
contribution of the P&C Group                        490,500          490,500          490,500          490,500
Policy loans                                         255,493          255,493          249,710          249,710
Joint ventures                                         5,567            5,567            1,022            1,022
S&P 500 call options                                   2,498            2,498            2,394            2,394
Notes receivable                                           -                -           22,000           22,000
Separate accounts                                    252,930          252,930          166,581          166,581
LIABILITIES
Future policy benefits - deferred annuities        1,822,460        1,762,863        1,753,823        1,696,514
Separate accounts                                    252,930          252,930          166,581          166,581

6.    VALUE OF BUSINESS ACQUIRED

      The changes in the VOBA at December 31 are as follows:

              (in thousands of dollars)                        2004             2003             2002
Balances at beginning of year                               $ 239,293        $ 254,510        $ 274,531

Amortization related to operations                            (35,664)         (34,798)         (31,965)
Interest accretion                                             15,672           16,991           18,016
Amortization related to net unrealized (losses) gains          (1,147)           2,590           (6,072)
                                                            ---------        ---------        ---------
Balances at end of year                                     $ 218,154        $ 239,293        $ 254,510
                                                            =========        =========        =========

      Based on current conditions and assumptions as to future events, the Company expects to amortize the December 31, 2004, balance as follows: approximately 7.0% in 2005 and 2006, and 8.0% in 2007 and 2008, and 9.0%
      in 2009. The discount rate used to determine the amortization rate of the VOBA ranged from 3.5% to 9.05%.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

7.    SECURITY LENDING ARRANGEMENT

      The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities.

      The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with a maturity of less than 1 year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $283,000, $275,000, and $237,000, in 2004, 2003,
      and 2002, respectively. The Company's securities on loan as of December 31, 2004 and 2003 primarily consisted of U.S. Treasury fixed income securities and had an estimated fair value of approximately $121,839,000 and $39,515,000, respectively. The collateral as of December 31, 2004 and 2003 had an estimated fair value of approximately $123,329,000 and $40,578,000, respectively.

8.    FEDERAL INCOME TAXES

      The Company files a consolidated federal income tax return with FGI and its subsidiaries.

      The method of allocation between the Company and FGI is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly based on estimated tax balances due within 45 days after the filing date of the consolidated federal income tax return. The Company's current income tax payable/receivable was approximately $6,431,000 payable and $17,872,000 payable as of December 31, 2004 and 2003, respectively.

      The components of the provision for income taxes for the years ended December 31, 2004, 2003 and 2002 are as follows:

(in thousands of dollars)        2004            2003            2002
CURRENT
Federal                        $ 58,529        $ 89,730        $ 26,431
State                             1,174             814             142
                               --------        --------        --------
        Total current            59,703          90,544          26,573
                               --------        --------        --------

DEFERRED
Federal                          27,704         (16,392)         31,737
State                              (545)           (514)           (410)
                               --------        --------        --------
        Total deferred           27,159         (16,906)         31,327
                               --------        --------        --------
        Total                  $ 86,862        $ 73,638        $ 57,900
                               --------        --------        --------

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      A reconciliation of the amounts computed by applying the statutory U.S. federal income tax rate of 35% in 2004, 2003 and 2002 to income before income taxes and the actual provision for the years ended December 31, 2004, 2003 and 2002 are as follows:

                                        2004                      2003                     2002
                               ---------------------     ---------------------     -------------------
(in thousands of dollars)       AMOUNT       PERCENT      AMOUNT       PERCENT      AMOUNT     PERCENT
Expected tax expense           $ 86,725        35.00%    $  73,435       35.00%    $ 58,400      35.00%
Tax-exempt investment income       (314)       -0.13%         (552)      -0.30%        (819)     -0.49%
State taxes                         610         0.25%          301        0.20%         (39)     -0.03%
Other, net                         (159)       -0.06%          454        0.20%         358       0.22%
                               --------      -------     ---------     -------     --------    -------
Reported income tax expense    $ 86,862        35.06%    $  73,638       35.10%    $ 57,900      34.70%
                               ========      =======     =========     =======     ========    =======

      The temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2004 and 2003 relate to the following:

                    (in thousands of dollars)                                2004           2003
Future policy benefits                                                    $  79,547      $  92,147
Investments                                                                  50,725         60,450
Other                                                                        18,179         15,550
                                                                          ---------      ---------
  Subtotal deferred tax assets                                              148,451        168,147
                                                                          ---------      ---------
Deferred policy acquisition costs and value of life business acquired      (252,788)      (245,999)
Valuation of investments in securities                                      (78,323)       (73,773)
Depreciable assets                                                           (5,931)        (6,523)
                                                                          ---------      ---------
  Subtotal deferred tax liabilities                                        (337,042)      (326,295)
                                                                          ---------      ---------
    Net deferred tax liabilities                                          $(188,591)     $(158,148)
                                                                          =========      =========

      Management believes that the deferred income tax assets listed are fully recoverable and, accordingly, no valuation allowance has been recorded. Management bases its assessment as to the realizability of the deferred income tax assets on available evidence including historical and projected operating results, estimated reversals of temporary differences and, where applicable, tax planning strategies. Estimates as to the realizability of deferred income tax assets are subject to change.

9.    COMMITMENTS AND CONTINGENCIES

      The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's financial position, results of operations or cash flows.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

10.   REGULATORY MATTERS

      The Company is required to file financial statements with the Office of the Insurance Commissioner of the State of Washington ("OIC"). These financial statements are prepared in accordance with accounting practices prescribed or permitted by the OIC. "Prescribed" statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future. These statutory accounting practices differ from accounting principles generally accepted in the United States of America, which have been used to prepare the accompanying financial statements. The State of Washington requires insurance companies domiciled in the State of Washington to prepare statutory basis financial statements in accordance with the NAIC, Accounting Practices and Procedures.

      Statutory stockholder's equity was approximately $1,094,581,000 and $1,052,139,000 as of December 31, 2004 and 2003, respectively, and statutory net income was approximately $164,164,000, $99,703,000 and $64,635,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

      Statutory unassigned surplus of approximately $1,084,782,000 and $1,042,340,000 included in retained earnings as of December 31, 2004 and 2003, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2004 and 2003 is designated as stockholder's surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

      The NAIC requires life insurance companies to calculate a risk-based capital ("RBC") ratio. This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company's ratios exceed regulatory requirements at December 31, 2004 and 2003. These ratios are not a required part of the financial statements, and therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

      The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an "extraordinary dividend" and requires advance approval from the OIC. The maximum dividend payout that could be made without prior approval is approximately $140,641,000 in 2005. Dividends are determined by the Board of Directors.

      The Company paid $117,600,000, $120,000,000 and $115,000,000 in dividends in 2004, 2003, and 2002, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      The Company is required to deposit securities with state regulatory authorities. The carrying value of these deposited securities was approximately $4,278,000 and $4,242,000 as of December 31, 2004 and 2003,
      respectively.

11.   REINSURANCE

      The Company has ceded business under both yearly renewable-term contracts and coinsurance contracts. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The policy benefit liabilities and unpaid claims amounts attributable to such business are stated as other receivables on the balance sheets, and totaled approximately $196,966,000 and $158,737,000 as of December 31, 2004 and 2003, respectively.

      The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Life commissions are reported net of expense reimbursements related to reinsured business.

      The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for certain universal life policies and $1,500,000 per life for all traditional policies except certain term life products. The excess risk is reinsured with unaffiliated reinsurers.

      Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk arising from similar characteristics of its reinsurers.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      Amounts included in the statements of income with respect to reinsurance assumed and ceded for the years ended December 31, 2004, 2003, and 2002 are as follows:

                                                   REINSURANCE     REINSURANCE
(in thousands of dollars)             DIRECT         ASSUMED          CEDED            NET
2004
Premiums                             $ 306,334     $    19,413     $  (143,328)     $ 182,419
Death and other benefits               214,252          18,355         (40,303)       192,304
Life commissions, net                   21,882             667         (51,776)       (29,227)

2003
Premiums                               284,882          16,915        (122,777)       179,020
Death and other benefits               225,242          15,887         (50,629)       190,500
Life commissions, net                   21,166             709         (47,858)       (25,983)

2002
Premiums                               321,145          14,428         (83,348)       252,225
Death and other benefits               183,076          13,237         (20,583)       175,730
Life commissions, net                   23,049             781         (32,313)        (8,483)

12.   MINIMUM GUARANTEES

      The Company's variable annuity product offers various guaranteed minimum death and income benefits.

      The following summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                    GUARANTEED         GUARANTEED
                                                      MINIMUM           MINIMUM
                                                   DEATH BENEFIT     INCOME BENEFIT        TOTALS
Balances at December 31, 2003                      $     118,895     $      293,019      $  411,914
Incurred guarantee benefits                              414,365            277,653         692,018
Paid guarantee benefits                                  (49,000)                 -         (49,000)
                                                   -------------     --------------      ----------
Balances at December 31, 2004                      $     484,260     $      570,672      $1,054,932
                                                   =============     ==============      ==========

Weighted-average attained age of annuitant                    56                 52              56

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      The guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") liabilities equal the product of the `benefit ratio' and the accumulated value of the contract charges earned to date, including accrued interest, less any excess contract benefit payments not covered by the policyholder account values. The benefit ratio equals the ratio of (1) the accumulated value of actual excess benefit payments plus the present value of expected future excess benefit payments, to (2) the accumulated value of all actual contract charges plus the present value of expected future contract charges. The GMDB and GMIB liabilities are recorded in future policy benefits on the Company s balance sheet. Changes in the GMDB and GMIB liability are recorded in the increase in liability for future life benefits line item on the Company's statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to expense on the Company's statement of income, if actual experience or other evidence suggests that earlier assumptions should be revised.

      The GMDB and GMIB liabilities as of December 3,1 2004 were determined from a set of 10,000 randomly generated projections, where the expected market and bond returns varied by scenario. The projected market return for each projection year in each scenario was determined by randomly selecting an actual annual market return from the period between February 26, 1972 and December 31, 2004. The projected bond returns for each projection year and scenario were set to 4.25% in the first projection year for all scenarios. For future years they were determined to be either the same as that for the prior projection year, 15% higher than that amount, or 15% lower. The excess of the bond returns over the credited rate on fixed funds was assumed to be a maximum of 1.75%, but restricted by the minimum 3% guaranteed credited rate.

      The following assumptions consist of significant projection assumptions that did not vary by scenario:

-     Annuitant mortality was from the 1994 GMDB ALB tables.

- Surrender rates varied from 3% in the early years up to a maximum rate of 15% in policy year 8, when the initial surrender charge expires, with an ultimate rate of 8%.

- The expense-load and surrender-charge assumptions were consistent with the policy provisions.

- The discount rate assumed was 3.29%, the average rate currently credited on fixed funds.

      The Company's does not have any net amount at risk related to its GMDB and GMIB benefit features offered with its variable annuity contracts as of December 31, 2004. The GMDB feature provides a death benefit feature equal to the greater of account value or gross premiums. There were no individual gross premiums greater than account value as of December 31, 2004. The GMIB benefit feature does not provide any benefits if annuitization occurs during the first ten policy years. The Company initially issued its variable annuity product in 2000.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

13.   EMPLOYEES' RETIREMENT PLANS

      FGI sponsors a qualified, noncontributory defined benefit pension plan covering substantially all employees who have reached age 21 and rendered 1 year of service participation in the plan. The benefits are based on years of service and the employee's compensation during the last 5 years of employment. FGI's funding policy is to make sufficient contributions to the pension plan to fully provide for employees' benefits at the time of retirement.

      In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI.

      The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contribution based on characteristics of the population of plan participants. For 2004, 2003 and 2002 respectively, pension costs (credits) of approximately $2,774,000, $2,928,000 and $1,103,000 were allocated to the Company. Pension plan liabilities are only recorded by FGI.

14.   EMPLOYEES' PROFIT SHARING PLANS

      FGI and its subsidiaries have two profit sharing plans providing for cash payments to all eligible employees. The two plans, Cash Profit Sharing Plan and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI and its subsidiaries' consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met. The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees' salaries or wages paid or accrued.

      The Company's share of expense under these plans was approximately $5,384,000 in 2004 and $5,800,000 in both 2003 and 2002.

15.   EQUITY-INDEXED ANNUITIES

      The Company sells an equity-indexed annuity product. At the end of its seven-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), subject to a guaranteed annual minimum return.

      To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge. As of December 31, 2004 and 2003, the Company had call options with contract values of approximately $112,359,000 and $124,781,000, respectively, and carrying values of approximately $2,498,000 and $2,394,000, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      The cash requirement of the S&P 500 call options consist of the initial premium paid to purchase the call options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flow to the Company. The appropriate amount of cash flow will then be remitted to the annuitant based on the respective participation rate. The S&P 500 call options are generally expected to be held for a 7 year term, but can be sold at any time.

      In 2004, the Company had 15,766 S&P 500 call option contracts that expired upon reaching their 7 year term. The expired S&P 500 call options were acquired in May 1997 through January 1998, with contract values of $14,555,000 and carrying values of $1,177,000 at the date of expiration. The Company received $1,225,000 in expiration proceeds, resulting in a $48,000 realized gain on expiration. No S&P 500 call options expired or were disposed of in the years ended December 31, 2003 and 2002.

      There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

16.   RELATED PARTIES

      The Company entered into a modified coinsurance agreement ("Agreement") on December 1, 2003 with an affiliate, KI. KI is an Illinois domiciled stock life insurance company, ultimately owned by ZFS. Initially, the Company transferred to KI all existing Non-Qualified Individual Flexible Payment Deferred ("NQ-FPDA") and Non-Qualified Individual Single Premium Deferred ("NQ-SPDA") annuities, totaling approximately 36% of the Company's annuity business in-force as of December 1, 2003. In exchange, the Company received an initial commission of $36,500,000. No portion of the assets constituting the consideration has been transferred to KI. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be transferred to KI under the Agreement. The Company has a management and service agreement with KI to provide services reasonably necessary pursuant to the Agreement. As of December 31, 2004 and 2003, the Company had receivables from KI of approximately $796,726,000 and $763,442,000, respectively, related to the Agreement.

      As a result of the Agreement, the Company established an unearned revenue reserve. This balance consisted of the deferral of the initial ceding commission and other front-end fees related to the ceded block of business. This amount is accreted in relation to the present value of expected gross profits on the ceded block of business. Such accretion is in direct proportion to the amortization of deferred policy acquisition costs for a given policy form and is recorded as other income in the statements of income. As of December 31, 2004, the unearned revenue reserve balance was approximately $39,890,000 and $37,572,000, respectively. The Company accreted approximately $3,781,000 into income for the year ended December 31, 2004. There was no accretion for the year ended December 31, 2003.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      The Agreement contains an embedded derivative liability of approximately $4,634,000 and $3,627,000 as of December 31, 2004 and 2003, respectively.
      The changes in fair value of this embedded derivative are recorded as other income/(loss) in the Company's statements of income which resulted in expenses of $1,007,000 and $3,627,000 for the years ended December 31, 2004 and 2003.

      The Agreement does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities transferred; therefore, a credit exposure exists to the extent that KI does not meet its obligations under the Agreement. Failure of KI to honor its obligation could result in losses to the Company.

      Since the underlying contracts in the Agreement are fixed annuity contracts, the Agreement does not transfer significant insurance risk under generally accepted accounting principles and is accounted for on a deposit method of accounting.

      FGI has agreements with the Company to provide sales and marketing services, as well as human resource, information technology, real estate, tax and payroll, investments, purchasing, warehousing, corporate legal and communication services. Fees charged to the Company by FGI for sales and marketing services were approximately $27,494,000, $23,610,000 and $21,909,000 for the years ended December 31, 2004, 2003 and 2002, respectively. These fees are accounted for as deferred policy acquisition costs except for advertising expenses, which are expenses as incurred, of approximately $2,272,000, $2,070,000 and $1,824,000 for the years ended December 31, 2004, 2003 and 2002, respectively. In 2004, the Company transitioned its information technology services to FGI, which resulted in information technology service charges of approximately $11,417,000 for the year ended December 31, 2004.

      The Company entered into a catastrophic stop-loss reinsurance agreement with Centre Reinsurance U.S., Limited ("Centre Re") on July 15, 2004. Centre Re is a Bermuda domiciled insurance company and an affiliate company. The business reinsured consisted of whole life, term life, universal life, variable life plans and term riders.

      On November 23, 2004 a mortgage loan from KI, a subsidiary of ZFS, was paid in full. The Company purchased the $6,400,000 mortgage loan from KI on September 30, 2003. The rate on the loan was 2.26%. On October 24, 2003, the Company received a partial principal payment of approximately $2,377,000. The Company earned income of approximately $60,000 and $36,000 for the years ended 2004 and 2003, respectively.

17.   SURPLUS NOTE AND CERTIFICATES OF CONTRIBUTION OF THE P&C GROUP

      From time-to-time, the Company has purchased surplus notes or certificates of contribution of the P&C Group in order to supplement the policyholders' surplus of the P&C Group. Effective December 31, 2003, the terms of a $87,500,000 surplus note have been refinanced. The interest rate was reduced from 8.50% to 6.15%, and the maturity date was extended from February 2005 to December 2013. Interest is paid semi-annually.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

      Effective August 14, 2004, the terms of a $296,000,000 certificate of contribution have been refinanced. The Company received a new certificate of contribution in exchange for the extinguishment of previous certificates in order to effect the refinancing. The interest rate was reduced from 7.85% to 6.15%, and the maturity date was extended from March 2010 to August 2014. The certificate is callable on or after August 1, 2009. Interest will be paid semi-annually.

      Information regarding the surplus note and certificates of contribution from the Exchanges as of December 31, 2004 and 2003 are as follows:

(in thousands of dollars)           2004           2003        MATURITY DATE      TERM       RATE
Surplus note                     $   87,500     $   87,500     December 2013      10 year    6.15%
Certificate of contribution         107,000        107,000     September 2006      5 year    6.00%
Certificate of contribution         296,000        296,000       March 2014       10 year    6.15%
                                 ----------     ----------
                                 $  490,500     $  490,500
                                 ==========     ==========

      Conditions governing repayment of the amounts are outlined in the surplus note and certificates of contribution. Generally, repayment may be made only when the surplus balance of the issuer reaches a specified level and then only after approval is granted by the issuer's governing Board and the appropriate state insurance regulatory department.

      In April 2004, the Company redeemed $22,000,000 of promissory notes from FFS Holding, LLC, a subsidiary of the Exchanges. Although the repayment occurred prior to the contractual maturity, the repayment was agreed to by both parties. Information regarding the promissory notes as of December 31, 2003:

                                                                                  INTEREST
(in thousands of dollars)         2003          MATURITY DATE          TERM         RATE
Promissory note                  $ 1,000        January 2005          5 year          8.50%
Promissory note                    1,000          March 2005          5 year          8.50%
Promissory note                    1,000          July 2005           5 year          8.50%
Promissory note                    1,000        October 2005          5 year          8.50%
Promissory note                    3,000        January 2006          5 year          8.50%
Promissory note                    5,000         August 2006          5 year          8.50%
Promissory note                    4,000        September 2007        5 year          7.00%
Promissory note                    6,000        December 2007         5 year          9.50%
                                 -------
                                 $22,000
                                 =======

      Interest received from the surplus note, certificates of contribution, and promissory notes totaled approximately $33,611,000, $38,963,000, and $38,273,000 for the years ended December 31, 2004, 2003, and 2002, respectively.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2004

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
INDEX
DECEMBER 31, 2004

                                                             PAGE(S)
Report of Independent Registered Public Accounting Firm...       1

FINANCIAL STATEMENTS

Statement of Assets and Liabilities.......................     2-8

Statements of Operations..................................    9-23

Statements of Changes in Net Assets.......................   24-38

Notes to Financial Statements.............................   39-54

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Farmers New World Life Insurance Company and the
Policyholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the "Account") (comprised of the Social Small Cap Growth Portfolio of the Calvert Variable Series, Inc., the Developing Leaders and Quality Bond Portfolios of the Dreyfus Variable Investment Fund - Service Class Shares, the Dreyfus Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares, the Growth, the Index 500, and the Mid Cap Portfolios of Fidelity Variable Insurance Products Funds VIP - Service Class Shares, the Small - Mid Cap Growth Securities, the Global Asset Allocation, and the Developing Markets Securities Funds of the Franklin Templeton Variable Insurance Products Trust - Class 2 Shares, the Capital Growth, the CORE Small Cap Equity, and the Mid Cap Value Funds of the Goldman Sachs Variable Insurance Trust, the Mid Cap Growth Portfolio - Service Shares, the Balanced Portfolio - Service Shares, and the Forty Portfolio - Institutional Shares of the Janus Aspen Series, the Foreign Bond (U.S. Dollar Hedged) and the Low Duration Portfolios of the PIMCO Variable Insurance Trust - Administrative Class Shares, the Bond, the Global Discovery, the Growth and Income, the International, and the Money Market Portfolios of the Scudder Variable Series I
- Class A Shares, the Government & Agency Securities, the High Income, the Small Cap Growth, and the Dreman High Return Equity Portfolios of the Scudder Variable Series II - Class A Shares, the Equity Income, the Growth & Income, the Growth, the International Growth, the Mid Cap Stock, the Small Cap Growth, and the West Coast Equity Funds of the WM Variable Trust - Equity Funds - Class 2 Shares, the Income, the Money Market, the Short Term Income and the U.S. Government Securities Funds of the WM Variable Trust - Fixed-Income Funds - Class 2 Shares, and the Balanced, the Conservative Balanced, the Conservative Growth, the Flexible Income and the Strategic Growth Portfolios of the WM Variable Trust - Strategic Asset Management Portfolios - Class 2 Shares, and the Equity 500 Index Fund of the Scudder Investments VIT Funds - Class B Shares) at December 31, 2004, the results of each of their operations for each of the two years in the periods then ended, the changes in each of their net assets for each of the two years in the periods then ended, and the financial highlights for each of the four years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Seattle, Washington
April 8, 2005

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                         CALVERT                                DREYFUS
                                         VARIABLE                               SOCIALLY
                                         SERIES,       DREYFUS VARIABLE        RESPONSIBLE              FIDELITY VARIABLE
                                           INC.        INVESTMENT FUND      GROWTH FUND, INC.     INSURANCE PRODUCTS FUNDS VIP
                                        ----------  ----------------------  -----------------  ----------------------------------
                                          SOCIAL                                SOCIALLY
                                         SMALL CAP  DEVELOPING    QUALITY      RESPONSIBLE
                                          GROWTH     LEADERS       BOND          GROWTH          GROWTH     INDEX 500   MID CAP
                                         PORTFOLIO  PORTFOLIO    PORTFOLIO         FUND         PORTFOLIO   PORTFOLIO  PORTFOLIO
                                        ----------  ----------  ----------  -----------------  ----------  ----------  ----------
ASSETS
  Investments, at fair value            $   38,945  $1,334,739  $  585,933     $   30,269      $3,441,203  $3,023,139  $1,087,417
                                        ----------  ----------  ----------     ----------      ----------  ----------  ----------
    TOTAL ASSETS                            38,945   1,334,739     585,933         30,269       3,441,203   3,023,139   1,087,417

LIABILITIES
  Payable to Farmers New World Life
    Insurance Company                           26       1,005         443             23           2,576       2,264         817
                                        ----------  ----------  ----------     ----------      ----------  ----------  ----------
    TOTAL LIABILITIES                           26       1,005         443             23           2,576       2,264         817
    NET ASSETS                          $   38,919  $1,333,734  $  585,490     $   30,246      $3,438,627  $3,020,875  $1,086,600
                                        ==========  ==========  ==========     ==========      ==========  ==========  ==========
Accumulation units outstanding               3,101     119,968      50,640          3,889         417,009     306,285      69,155
                                        ==========  ==========  ==========     ==========      ==========  ==========  ==========
Shares owned in each portfolio               2,318      32,381      51,488          1,208         107,942      22,001      36,163
                                        ==========  ==========  ==========     ==========      ==========  ==========  ==========
Market value per share                  $    16.80  $    41.22  $    11.38     $    25.06      $    31.88  $   137.41  $    30.07
                                        ==========  ==========  ==========     ==========      ==========  ==========  ==========
Cost of investments                     $   31,772  $1,083,163  $  590,887     $   25,669      $3,029,469  $2,561,051  $  744,878
                                        ==========  ==========  ==========     ==========      ==========  ==========  ==========
Contracts with Total Expenses of
  0.70% (1)
  Net assets                            $        -  $        -  $        -     $        -      $        -  $        -  $        -
  Accumulation units outstanding                 -           -           -              -               -           -           -
  Unit value of accumulation units      $        -  $        -  $        -     $        -      $        -  $        -  $        -
Contracts with Total Expenses of
  0.90% (2)
  Net assets                            $   38,919  $1,333,734  $  585,490     $   30,246      $3,438,627  $3,020,875  $1,086,600
  Accumulation units outstanding             3,101     119,968      50,640          3,889         417,009     306,285      69,155
  Unit value of accumulation units      $    12.55  $    11.12  $    11.56     $     7.78      $     8.25  $     9.86  $    15.71

(1)   Offered in Life Accumulator product (Note 1)

(2)   Offered in Variable Universal Life product (Note 1)

(3)   Formerly named Franklin Small Cap Fund

(4)   Formerly named Janus Capital Appreciation Portfolio

(5)   Formerly named PIMCO Foreign Bond Portfolio

(6)   Formerly named Scudder Government Securities Portfolio

(7)   Formerly named WM Small Cap Stock Fund

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2004

                                              FRANKLIN TEMPLETON VARIABLE                  GOLDMAN SACHS              JANUS ASPEN
                                               INSURANCE PRODUCTS TRUST              VARIABLE INSURANCE TRUST            SERIES
                                         ------------------------------------   ------------------------------------  -----------
                                                                                                                         MID CAP
                                         SMALL - MID    GLOBAL     DEVELOPING                   CORE                     GROWTH
                                         CAP GROWTH     ASSET        MARKETS      CAPITAL    SMALL CAP     MID CAP     PORTFOLIO
                                         SECURITIES   ALLOCATION   SECURITIES     GROWTH       EQUITY       VALUE       (SERVICE
                                          FUND (3)       FUND         FUND         FUND         FUND         FUND        SHARES)
                                         ----------   ----------   ----------   ----------   ----------   ----------  -----------
ASSETS
  Investments, at fair value             $  845,420   $   86,929   $  183,239   $3,042,778   $   65,699   $2,619,526   $  806,233
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
    TOTAL ASSETS                            845,420       86,929      183,239    3,042,778       65,699    2,619,526      806,233

LIABILITIES
  Payable to Farmers New World Life
    Insurance Company                           635           66          133        2,279           46        1,973          610
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
    TOTAL LIABILITIES                           635           66          133        2,279           46        1,973          610

    NET ASSETS                           $  844,785   $   86,863   $  183,106   $3,040,499   $   65,653   $2,617,553   $  805,623
                                         ==========   ==========   ==========   ==========   ==========   ==========   ==========
Accumulation units outstanding               84,454        6,632       15,581      340,622        4,546      163,483       91,731
                                         ==========   ==========   ==========   ==========   ==========   ==========   ==========
Shares owned in each portfolio               43,511        4,149       21,135      292,856        4,562      171,435       31,792
                                         ==========   ==========   ==========   ==========   ==========   ==========   ==========
Market value per share                   $    19.43   $    20.95   $     8.67   $    10.39   $    14.40   $    15.28   $    25.36
                                         ==========   ==========   ==========   ==========   ==========   ==========   ==========
Cost of investments                      $  667,390   $   70,960   $  142,162   $2,634,893   $   54,445   $2,112,440   $  602,384
                                         ==========   ==========   ==========   ==========   ==========   ==========   ==========
Contracts with Total Expenses of
  0.70% (1)
  Net assets                             $        -   $        -   $        -   $        -   $        -   $        -   $        -
  Accumulation units outstanding                  -            -            -            -            -            -            -
  Unit value of accumulation units       $        -   $        -   $        -   $        -   $        -   $        -   $        -
Contracts with Total Expenses
  of 0.90% (2)
  Net assets                             $  844,785   $   86,863   $  183,106   $3,040,499   $   65,653   $2,617,553   $  805,623
  Accumulation units outstanding             84,454        6,632       15,581      340,622        4,546      163,483       91,731
  Unit value of accumulation units       $    10.00   $    13.10   $    11.75   $     8.93   $    14.44   $    16.01   $     8.78

(1)   Offered in Life Accumulator product (Note 1)

(2)   Offered in Variable Universal Life product (Note 1)

(3)   Formerly named Franklin Small Cap Fund

(4)   Formerly named Janus Capital Appreciation Portfolio

(5)   Formerly named PIMCO Foreign Bond Portfolio

(6)   Formerly named Scudder Government Securities Portfolio

(7)   Formerly named WM Small Cap Stock Fund

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2004

                                                                                             SCUDDER
                                       JANUS ASPEN SERIES,              PIMCO VARIABLE      INVESTMENTS
                                            CONTINUED                   INSURANCE TRUST      VIT FUNDS   SCUDDER VARIABLE SERIES I
                                     ---------------------------  ------------------------  -----------  -------------------------
                                                                    FOREIGN
                                      BALANCED         FORTY          BOND
                                      PORTFOLIO      PORTFOLIO     PORTFOLIO       LOW                                   GLOBAL
                                      (SERVICE    (INSTITUTIONAL  (U.S. DOLLAR   DURATION   EQUITY 500     BOND         DISCOVERY
                                       SHARES)      SHARES) (4)    HEDGED) (5)   PORTFOLIO  INDEX FUND   PORTFOLIO      PORTFOLIO
                                     ----------   --------------  ------------  ----------  -----------  ----------    -----------
ASSETS
  Investments, at fair value         $  263,623     $5,974,314     $  849,798   $1,093,152  $  275,714   $  759,343    $1,685,662
                                     ----------     ----------     ----------   ----------  ----------   ----------    ----------
    TOTAL ASSETS                        263,623      5,974,314        849,798    1,093,152     275,714      759,343     1,685,662

LIABILITIES
  Payable to Farmers New World Life
    Insurance Company                       197          4,513            637          822         155          569         1,277
                                     ----------     ----------     ----------   ----------  ----------   ----------    ----------
    TOTAL LIABILITIES                       197          4,513            637          822         155          569         1,277

    NET ASSETS                       $  263,426     $5,969,801     $  849,161   $1,092,330  $  275,559   $  758,774    $1,684,385
                                     ==========     ==========     ==========   ==========  ==========   ==========    ==========
Accumulation units outstanding           24,299        957,643         66,249       89,186      20,687       57,711       138,802
                                     ==========     ==========     ==========   ==========  ==========   ==========    ==========
Shares owned in each portfolio           10,445        243,056         83,724      106,131      21,676      106,500       132,002
                                     ==========     ==========     ==========   ==========  ==========   ==========    ==========
Market value per share               $    25.24     $    24.58     $    10.15   $    10.30  $    12.72   $     7.13    $    12.77
                                     ==========     ==========     ==========   ==========  ==========   ==========    ==========
Cost of investments                  $  240,270     $4,860,249     $  838,123   $1,082,831  $  254,515   $  734,525    $1,145,458
                                     ==========     ==========     ==========   ==========  ==========   ==========    ==========
Contracts with Total Expenses of
  0.70% (1)
  Net assets                         $        -     $        -     $        -   $        -  $  275,559   $        -    $        -
  Accumulation units outstanding              -              -              -            -      20,687            -             -
  Unit value of accumulation units   $        -     $        -     $        -   $        -  $    13.32   $        -    $        -
Contracts with Total Expenses of
  0.90% (2)
  Net assets                         $  263,426     $5,969,801     $  849,161   $1,092,330  $        -   $  758,774    $1,684,385
  Accumulation units outstanding         24,299        957,643         66,249       89,186           -       57,711       138,802
  Unit value of accumulation units   $    10.84     $     6.23     $    12.82   $    12.25  $        -   $    13.15    $    12.14

(1)   Offered in Life Accumulator product (Note 1)

(2)   Offered in Variable Universal Life product (Note 1)

(3)   Formerly named Franklin Small Cap Fund

(4)   Formerly named Janus Capital Appreciation Portfolio

(5)   Formerly named PIMCO Foreign Bond Portfolio

(6)   Formerly named Scudder Government Securities Portfolio

(7)   Formerly named WM Small Cap Stock Fund

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2004

                                                SCUDDER VARIABLE
                                               SERIES I, CONTINUED                        SCUDDER VARIABLE SERIES II
                                     --------------------------------------  --------------------------------------------------
                                       GROWTH                                 GOVERNMENT                               DREMAN
                                         AND                       MONEY       & AGENCY        HIGH      SMALL CAP  HIGH RETURN
                                       INCOME     INTERNATIONAL    MARKET     SECURITIES      INCOME      GROWTH      EQUITY
                                      PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO (6)   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                     ----------   -------------  ----------  -------------  ----------  ----------  -----------
ASSETS
  Investments, at fair value         $1,861,320    $3,125,732    $  228,911   $  997,033    $  942,467  $  195,698   $7,568,849
                                     ----------    ----------    ----------   ----------    ----------  ----------   ----------
    TOTAL ASSETS                      1,861,320     3,125,732       228,911      997,033       942,467     195,698    7,568,849

LIABILITIES
  Payable to Farmers New World Life
    Insurance Company                     1,409         2,350           151          753           710         149        5,697
                                     ----------    ----------    ----------   ----------    ----------  ----------   ----------
    TOTAL LIABILITIES                     1,409         2,350           151          753           710         149        5,697

    NET ASSETS                       $1,859,911    $3,123,382    $  228,760   $  996,280    $  941,757  $  195,549   $7,563,152
                                     ==========    ==========    ==========   ==========    ==========  ==========   ==========
Accumulation units outstanding          214,746       487,715        21,224       77,160        74,621      44,657      461,590
                                     ==========    ==========    ==========   ==========    ==========  ==========   ==========
Shares owned in each portfolio          200,357       329,024       228,911       79,445       107,343      15,544      598,328
                                     ==========    ==========    ==========   ==========    ==========  ==========   ==========
Market value per share               $     9.29    $     9.50    $     1.00   $    12.55    $     8.78  $    12.59   $    12.65
                                     ==========    ==========    ==========   ==========    ==========  ==========   ==========
Cost of investments                  $1,650,285    $2,471,997    $  228,911   $  977,407    $  840,383  $  161,425   $6,039,982
                                     ==========    ==========    ==========   ==========    ==========  ==========   ==========
Contracts with Total Expenses of
  0.70% (1)
  Net assets                         $        -    $        -    $        -   $        -    $        -  $        -   $        -
  Accumulation units outstanding              -             -             -            -             -           -            -
  Unit value of accumulation units   $        -    $        -    $        -   $        -    $        -  $        -   $        -
Contracts with Total Expenses of
  0.90% (2)
  Net assets                         $1,859,911    $3,123,382    $  228,760   $  996,280    $  941,757  $  195,549   $7,563,152
  Accumulation units outstanding        214,746       487,715        21,224       77,160        74,621      44,657      461,590
  Unit value of accumulation units   $     8.66    $     6.40    $    10.78   $    12.91    $    12.62  $     4.38   $    16.39

(1)   Offered in Life Accumulator product (Note 1)

(2)   Offered in Variable Universal Life product (Note 1)

(3)   Formerly named Franklin Small Cap Fund

(4)   Formerly named Janus Capital Appreciation Portfolio

(5)   Formerly named PIMCO Foreign Bond Portfolio

(6)   Formerly named Scudder Government Securities Portfolio

(7)   Formerly named WM Small Cap Stock Fund

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2004

                                                                                WM VARIABLE TRUST - EQUITY FUNDS
                                                      ------------------------------------------------------------------------------
                                                       EQUITY   GROWTH &            INTERNATIONAL  MID CAP   SMALL CAP    WEST COAST
                                                       INCOME    INCOME    GROWTH       GROWTH      STOCK      GROWTH      EQUITY
                                                        FUND      FUND      FUND         FUND        FUND      FUND(7)      FUND
                                                      --------  --------  --------  -------------  --------  ----------  -----------
ASSETS
  Investments, at fair value                          $494,486  $ 19,901  $ 28,647     $ 22,576    $901,661    $704,571     $132,559
                                                      --------  --------  --------     --------    --------    --------     --------
    TOTAL ASSETS                                       494,486    19,901    28,647       22,576     901,661     704,571      132,559
LIABILITIES
  Payable to Farmers New World Life Insurance Company      325        10        16           11         675         524           74
                                                      --------  --------  --------     --------    --------    --------     --------
    TOTAL LIABILITIES                                      325        10        16           11         675         524           74

    NET ASSETS                                        $494,161  $ 19,891  $ 28,631     $ 22,565    $900,986    $704,047     $132,485
                                                      ========  ========  ========     ========    ========    ========     ========

Accumulation units outstanding                          36,053     1,518     2,197        1,484      67,047      78,356        8,596
                                                      ========  ========  ========     ========    ========    ========     ========

Shares owned in each portfolio                          30,562     1,100     2,214        1,776      55,114      72,116        6,514
                                                      ========  ========  ========     ========    ========    ========     ========

Market value per share                                $  16.18  $  18.10  $  12.94     $  12.71    $  16.36    $   9.77     $  20.35
                                                      ========  ========  ========     ========    ========    ========     ========

Cost of investments                                   $417,682  $ 18,782  $ 26,458     $ 20,894    $727,242    $527,025     $118,654
                                                      ========  ========  ========     ========    ========    ========     ========

Contracts with Total Expenses of 0.70% (1)
  Net assets                                          $102,927  $ 19,891  $ 28,631     $ 22,565    $ 28,381    $ 24,421     $132,485
  Accumulation units outstanding                         7,002     1,518     2,197        1,484       1,985       1,457        8,596
  Unit value of accumulation units                    $  14.70  $  13.10  $  13.04     $  15.20    $  14.30    $  16.77     $  15.41

Contracts with Total Expenses of 0.90% (2)
  Net assets                                          $391,234  $      -  $      -     $      -    $872,605    $679,626     $      -
  Accumulation units outstanding                        29,051         -         -            -      65,062      76,899            -
  Unit value of accumulation units                    $  13.47  $      -  $      -     $      -    $  13.41    $   8.84     $      -

(1)   Offered in Life Accumulator product (Note 1)

(2)   Offered in Variable Universal Life product (Note 1)

(3)   Formerly named Franklin Small Cap Fund

(4)   Formerly named Janus Capital Appreciation Portfolio

(5)   Formerly named PIMCO Foreign Bond Portfolio

(6)   Formerly named Scudder Government Securities Portfolio

(7)   Formerly named WM Small Cap Stock Fund

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2004

                                                        WM VARIABLE TRUST - FIXED-INCOME FUNDS
                                             -----------------------------------------------------------------
                                                                MONEY         SHORT TERM       U.S. GOVERNMENT
                                                INCOME          MARKET          INCOME           SECURITIES
                                                 FUND            FUND            FUND               FUND
                                             -----------      ----------      -----------      ---------------
ASSETS
   Investments, at fair value                $     6,229      $    7,642      $     2,647      $         2,511
                                             -----------      ----------      -----------      ---------------
     TOTAL ASSETS                                  6,229           7,642            2,647                2,511

LIABILITIES
   Payable to Farmers New World Life
   Insurance Company                                   2               4                2                    1
                                             -----------      ----------      -----------      ---------------
     TOTAL LIABILITIES                                 2               4                2                    1

     NET ASSETS                              $     6,227      $    7,638      $     2,645      $         2,510
                                             ===========      ==========      ===========      ===============
Accumulation units outstanding                       572             767              257                  243
                                             ===========      ==========      ===========      ===============
Shares owned in each portfolio                       565           7,642            1,034                  235
                                             ===========      ==========      ===========      ===============
Market value per share                       $     11.02      $     1.00      $      2.56      $         10.67
                                             ===========      ==========      ===========      ===============
Cost of investments                          $     6,180      $    7,642      $     2,660      $         2,495
                                             ===========      ==========      ===========      ===============

Contracts with Total Expenses of
0.70% (1)
   Net assets                                $     6,227      $    7,638      $     2,645      $         2,510
   Accumulation units outstanding                    572             767              257                  243
   Unit value of accumulation units          $     10.88      $     9.96      $     10.28      $         10.32

Contracts with Total Expenses of
0.90% (2)
   Net assets                                $         -      $        -      $         -      $             -
   Accumulation units outstanding                      -               -                -                    -
   Unit value of accumulation units          $         -      $        -      $         -      $             -

(1)   Offered in Life Accumulator product (Note 1)

(2)   Offered in Variable Universal Life product (Note 1)

(3)   Formerly named Franklin Small Cap Fund

(4)   Formerly named Janus Capital Appreciation Portfolio

(5)   Formerly named PIMCO Foreign Bond Portfolio

(6)   Formerly named Scudder Government Securities Portfolio

(7)   Formerly named WM Small Cap Stock Fund

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2004

                                                                WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                                      ----------------------------------------------------------------------------
                                                                      CONSERVATIVE     CONSERVATIVE     FLEXIBLE        STRATEGIC
                                                        BALANCED        BALANCED         GROWTH          INCOME          GROWTH
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                      -------------   -------------   -------------   -------------   ------------
ASSETS
  Investments, at fair value                          $   1,671,102   $     272,560   $   3,627,183   $     102,614   $  5,301,660
                                                      -------------   -------------   -------------   -------------   ------------
   TOTAL ASSETS                                           1,671,102         272,560       3,627,183         102,614      5,301,660
LIABILITIES
  Payable to Farmers New World Life Insurance
   Company                                                    1,159             190           2,602              71          3,702
                                                      -------------   -------------   -------------   -------------   ------------
   TOTAL LIABILITIES                                          1,159             190           2,602              71          3,702
   NET ASSETS                                         $   1,669,943   $     272,370   $   3,624,581   $     102,543   $  5,297,958
                                                      =============   =============   =============   =============   ============
Accumulation units outstanding                              126,421          21,940         260,080           8,611        367,581
                                                      =============   =============   =============   =============   ============
Shares owned in each portfolio                              104,509          23,197         215,904           7,319        288,604
                                                      =============   =============   =============   =============   ============
Market value per share                                $       15.99   $       11.75   $       16.80   $       14.02   $      18.37
                                                      =============   =============   =============   =============   ============
Cost of investments                                   $   1,516,221   $     248,441   $   3,244,447   $      97,007   $  4,664,483
                                                      =============   =============   =============   =============   ============
Contracts with Total Expenses of 0.70% (1)
  Net assets                                          $     303,816   $      77,446   $     421,862   $      28,668   $    832,202
  Accumulation units outstanding                             23,702           6,455          30,979           2,505         58,465
  Unit value of accumulation units                    $       12.82   $       12.00   $       13.62   $       11.44   $      14.23
Contracts with Total Expenses of 0.90% (2)
  Net assets                                          $   1,366,127   $     194,924   $   3,202,719   $      73,875   $  4,465,756
  Accumulation units outstanding                            102,719          15,485         229,101           6,106        309,116
  Unit value of accumulation units                    $       13.30   $       12.59   $       13.98   $       12.10   $      14.45

(1)   Offered in Life Accumulator product (Note 1)

(2)   Offered in Variable Universal Life product (Note 1)

(3)   Formerly named Franklin Small Cap Fund

(4)   Formerly named Janus Capital Appreciation Portfolio

(5)   Formerly named PIMCO Foreign Bond Portfolio

(6)   Formerly named Scudder Government Securities Portfolio

(7)   Formerly named WM Small Cap Stock Fund

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                  CALVERT VARIABLE
                                                    SERIES, INC.                       DREYFUS VARIABLE INVESTMENT FUND
                                               ----------------------  ---------------------------------------------------------
                                                  SOCIAL SMALL CAP           DEVELOPING                        QUALITY
                                                  GROWTH PORTFOLIO       LEADERS PORTFOLIO (1)             BOND PORTFOLIO
                                               ----------------------   -------------------------     --------------------------
                                                  2004         2003        2004           2003            2004            2003
                                               ----------    --------   ----------     ----------     -----------      ---------
Investment income:
  Dividends and capital gain distributions     $        -    $    237   $        -     $        -     $    19,443      $  20,043
                                               ----------    --------   ----------     ----------     -----------      ---------
   Total investment income                              -         237            -              -          19,443         20,043
                                               ----------    --------   ----------     ----------     -----------      ---------
Expenses:
  Mortality and expense risk                          229         116        9,819          5,617           4,399          2,704
                                               ----------    --------   ----------     ----------     -----------      ---------
   Total expenses                                     229         116        9,819          5,617           4,399          2,704
                                               ----------    --------   ----------     ----------     -----------      ---------
   Net investment income (loss)                      (229)        121       (9,819)        (5,617)         15,044         17,339
                                               ----------    --------   ----------     ----------     -----------      ---------
Realized gains (losses) on investments:
  Proceeds from sales                               5,020       2,108       29,074          8,405           9,952          8,340
  Cost of investments sold                         (5,064)     (2,232)     (28,889)       (10,057)        (10,684)        (8,476)
                                               ----------    --------   ----------     ----------     -----------      ---------
         Net realized gain (loss) from
            investment transactions                   (44)       (124)         185         (1,652)           (732)          (136)
                                               ----------    --------   ----------     ----------     -----------      ---------
   Net unrealized appreciation
    (depreciation) of investments:
  Beginning of period                               4,130        (739)     129,380        (58,532)         (3,916)         3,159
  End of period                                     7,173       4,130      251,576        129,380          (4,954)        (3,916)
                                               ----------    --------   ----------     ----------     -----------      ---------
     Change in net unrealized appreciation
      (depreciation) of investments                 3,043       4,869      122,196        187,912          (1,038)        (7,075)
                                               ----------    --------   ----------     ----------     -----------      ---------
     Net increase (decrease) in net
      assets from operations                   $    2,770    $  4,866   $  112,562     $  180,643     $    13,274      $  10,128
                                               ==========    ========   ==========     ==========     ===========      =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                     DREYFUS
                                                SOCIALLY RESPONSIBLE
                                                 GROWTH FUND, INC.              FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
                                              -----------------------     --------------------------------------------------------
                                               SOCIALLY RESPONSIBLE
                                                    GROWTH FUND                GROWTH PORTFOLIO             INDEX 500 PORTFOLIO
                                              -----------------------     -------------------------     --------------------------
                                                 2004          2003          2004           2003           2004            2003
                                              ----------    ---------     ----------     ----------     -----------     ----------
Investment income:
  Dividends and capital gain distributions    $       45    $       1     $    3,816     $    2,182     $    23,869     $   12,714
                                              ----------    ---------     ----------     ----------     -----------     ----------
     Total investment income                          45            1          3,816          2,182          23,869         12,714
                                              ----------    ---------     ----------     ----------     -----------     ----------
Expenses:
  Mortality and expense risk                         222          133         24,539         13,841          20,847         10,988
                                              ----------    ---------     ----------     ----------     -----------     ----------
     Total expenses                                  222          133         24,539         13,841          20,847         10,988
                                              ----------    ---------     ----------     ----------     -----------     ----------
     Net investment income (loss)                   (177)        (132)       (20,723)       (11,659)          3,022          1,726
                                              ----------    ---------     ----------     ----------     -----------     ----------
Realized gains (losses) on investments:
  Proceeds from sales                              3,545        3,527         55,311         15,145          37,746         12,067
  Cost of investments sold                        (3,642)      (4,511)       (64,350)       (20,905)        (40,617)       (15,155)
                                              ----------    ---------     ----------     ----------     -----------     ----------
 Net realized gain (loss) from investment
   transactions                                      (97)        (984)        (9,039)        (5,760)         (2,871)        (3,088)
                                              ----------    ---------     ----------     ----------     -----------     ----------
    Net unrealized appreciation
      (depreciation) of investments:
  Beginning of period                              2,870       (1,721)       286,505       (181,048)        218,203       (106,651)
  End of period                                    4,600        2,870        411,734        286,505         462,088        218,203
                                              ----------    ---------     ----------     ----------     -----------     ----------
 Change in net unrealized appreciation
    (depreciation) of investments                  1,730        4,591        125,229        467,553         243,885        324,854
                                              ----------    ---------     ----------     ----------     -----------     ----------
Net increase (decrease) in net assets
  from operations                             $    1,456    $   3,475     $   95,467     $  450,134     $   244,036     $  323,492
                                              ==========    =========     ==========     ==========     ===========     ==========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                FIDELITY VARIABLE
                                                INSURANCE PRODUCTS                     FRANKLIN TEMPLETON VARIABLE
                                               FUNDS VIP, CONTINUED                       INSURANCE PRODUCTS TRUST
                                            --------------------------     ---------------------------------------------------------
                                                                               SMALL - MID CAP                  GLOBAL ASSET
                                                 MID CAP PORTFOLIO         GROWTH SECURITIES FUND(2)          ALLOCATION FUND
                                            --------------------------     --------------------------    ---------------------------
                                               2004           2003            2004           2003           2004             2003
                                            ----------     -----------     ----------     -----------    -----------      ----------
Investment income:
  Dividends and capital gain distributions  $        -     $     1,007     $        -     $         -    $     1,539      $     466
                                            ----------     -----------     ----------     -----------    -----------      ---------
     Total investment income                         -           1,007              -               -          1,539            466
                                            ----------     -----------     ----------     -----------    -----------      ---------
Expenses:
  Mortality and expense risk                     7,289           3,837          6,022           3,221            541            173
                                            ----------     -----------     ----------     -----------    -----------      ---------
     Total expenses                              7,289           3,837          6,022           3,221            541            173
                                            ----------     -----------     ----------     -----------    -----------      ---------
     Net investment income (loss)               (7,289)         (2,830)        (6,022)         (3,221)           998            293
                                            ----------     -----------     ----------     -----------    -----------      ---------
Realized gains (losses) on investments:
  Proceeds from sales                           26,176          13,690         20,071           8,674          9,683          3,304
  Cost of investments sold                     (21,806)        (14,213)       (20,345)        (10,054)        (9,731)        (3,449)
                                            ----------     -----------     ----------     -----------    -----------      ---------
 Net realized gain (loss) from investment
   transactions                                  4,370            (523)          (274)         (1,380)           (48)          (145)
                                            ----------     -----------     ----------     -----------    -----------      ---------
    Net unrealized appreciation
      (depreciation) of investments:
  Beginning of period                          145,600         (15,820)        95,898         (30,372)         5,814           (202)
  End of period                                342,539         145,600        178,030          95,898         15,969          5,814
                                            ----------     -----------     ----------     -----------    -----------      ---------
 Change in net unrealized appreciation
   (depreciation) of investments               196,939         161,420         82,132         126,270         10,155          6,016
                                            ----------     -----------     ----------     -----------    -----------      ---------
Net increase (decrease) in net assets
  from operations                           $  194,020     $   158,067     $   75,836     $   121,669    $    11,105      $   6,164
                                            ==========     ===========     ==========     ===========    ===========      =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004  AND 2003

                                                             FRANKLIN TEMPLETON
                                                             VARIABLE INSURANCE
                                                               PRODUCTS TRUST,
                                                                 CONTINUED          GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                            --------------------  ------------------------------------------
                                                             DEVELOPING MARKETS          CAPITAL             CORE SMALL
                                                               SECURITIES FUND         GROWTH FUND        CAP EQUITY FUND
                                                            --------------------  --------------------  --------------------
                                                               2004      2003        2004       2003       2004      2003
                                                            ---------  ---------  ---------  ---------  ---------  ---------
Investment income:
   Dividends and capital gain distributions                 $   1,367  $     303  $  20,292  $   4,560  $   3,031  $     927
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Total investment income                                    1,367        303     20,292      4,560      3,031        927
                                                            ---------  ---------  ---------  ---------  ---------  ---------

Expenses:
   Mortality and expense risk                                     805        239     21,241     11,493        352        168
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Total expenses                                               805        239     21,241     11,493        352        168
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net investment income (loss)                                 562         64       (949)    (6,933)     2,679        759
                                                            ---------  ---------  ---------  ---------  ---------  ---------
Realized gains (losses) on investments:
   Proceeds from sales                                          3,154      3,454     48,103     13,513     13,486      6,099
   Cost of investments sold                                    (3,434)    (3,506)   (53,780)   (17,636)   (13,774)    (6,365)
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net realized gain (loss) from investment transactions       (280)       (52)    (5,677)    (4,123)      (288)      (266)
                                                            ---------  ---------  ---------  ---------  ---------  ---------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                         12,165        (33)   185,174   (110,976)     6,602       (658)
   End of period                                               41,077     12,165    407,885    185,174     11,254      6,602
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Change in net unrealized appreciation (depreciation)
        of investments                                         28,912     12,198    222,711    296,150      4,652      7,260
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net increase (decrease) in net assets from operations  $  29,194  $  12,210  $ 216,085  $ 285,094  $   7,043  $   7,753
                                                            =========  =========  =========  =========  =========  =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                               GOLDMAN SACHS
                                                             VARIABLE INSURANCE
                                                              TRUST, CONTINUED                 JANUS ASPEN SERIES
                                                            --------------------  ------------------------------------------
                                                                                        MID CAP
                                                                                    GROWTH PORTFOLIO     BALANCED PORTFOLIO
                                                             MID CAP VALUE FUND   (SERVICE SHARES)(3)     (SERVICE SHARES)
                                                            --------------------  --------------------  --------------------
                                                               2004       2003       2004       2003      2004       2003
                                                            ---------  ---------  ---------  ---------  ---------  ---------
Investment income:
   Dividends and capital gain distributions                 $ 235,854  $  29,338  $       -  $       -  $   5,234  $   2,181
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Total investment income                                  235,854     29,338          -          -      5,234      2,181
                                                            ---------  ---------  ---------  ---------  ---------  ---------

Expenses:
   Mortality and expense risk                                  18,345     10,232      5,862      3,717      1,786        894
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Total expenses                                            18,345     10,232      5,862      3,717      1,786        894
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net investment income (loss)                             217,509     19,106     (5,862)    (3,717)     3,448      1,287
                                                            ---------  ---------  ---------  ---------  ---------  ---------

Realized gains (losses) on investments:
   Proceeds from sales                                         57,248     18,952     27,616     12,242     21,742     11,086
   Cost of investments sold                                   (49,604)   (20,419)   (29,281)   (17,310)   (21,852)   (11,635)
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net realized gain (loss) from investment transactions      7,644     (1,467)    (1,665)    (5,068)      (110)      (549)
                                                            ---------  ---------  ---------  ---------  ---------  ---------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                        251,981    (45,763)    69,965    (62,722)     9,867     (2,622)
   End of period                                              507,086    251,981    203,849     69,965     23,353      9,867
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Change in net unrealized appreciation (depreciation)
        of investments                                        255,105    297,744    133,884    132,687     13,486     12,489
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net increase (decrease) in net assets from operations  $ 480,258  $ 315,383  $ 126,357  $ 123,902  $  16,824  $  13,227
                                                            =========  =========  =========  =========  =========  =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                   JANUS ASPEN
                                                                SERIES, CONTINUED              PIMCO VARIABLE INSURANCE TRUST
                                                           -------------------------  ----------------------------------------------
                                                                                             FOREIGN
                                                                FORTY PORTFOLIO           BOND PORTFOLIO               LOW
                                                           (INSTITUTIONAL SHARES)(4) (U.S. DOLLAR HEDGED)(5)   DURATION PORTFOLIO
                                                           ------------------------- -----------------------  ---------------------
                                                               2004         2003         2004        2003        2004       2003
                                                           -----------  ------------ -----------  ----------  ----------  ---------
Investment income:
   Dividends and capital gain distributions                $    13,193  $     15,701  $   31,722  $    9,942  $   14,978  $  11,015
                                                           -----------  ------------ -----------  ----------  ----------  ---------
     Total investment income                                    13,193        15,701      31,722       9,942      14,978     11,015
                                                           -----------  ------------ -----------  ----------  ----------  ---------

Expenses:
   Mortality and expense risk                                   43,295        27,673       6,058       3,406       8,274      5,291
                                                           -----------  ------------ -----------  ----------  ----------  ---------
     Total expenses                                             43,295        27,673       6,058       3,406       8,274      5,291
                                                           -----------  ------------ -----------  ----------  ----------  ---------
     Net investment income (loss)                              (30,102)      (11,972)     25,664       6,536       6,704      5,724
                                                           -----------  ------------ -----------  ----------  ----------  ---------

Realized gains (losses) on investments:
   Proceeds from sales                                         148,178        36,513      11,844      10,582      12,416     29,377
   Cost of investments sold                                   (176,467)      (52,338)    (12,071)    (10,809)    (12,346)   (29,303)
                                                           -----------  ------------ -----------  ----------  ----------  ---------
     Net realized gain (loss) from investment transactions     (28,289)      (15,825)       (227)       (227)         70         74
                                                           -----------  ------------ -----------  ----------  ----------  ---------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                         216,572      (406,509)      4,071       7,365       8,446      7,300
   End of period                                             1,114,065       216,572      11,675       4,071      10,321      8,446
                                                           -----------  ------------ -----------  ----------  ----------  ---------
     Change in net unrealized appreciation (depreciation)
        of investments                                         897,493       623,081       7,604      (3,294)      1,875      1,146
                                                           -----------  ------------ -----------  ----------  ----------  ---------
     Net increase (decrease) in net assets from operations $   839,102  $    595,284 $    33,041  $    3,015  $    8,649  $   6,944
                                                           ===========  ============ ===========  ==========  ==========  =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                             SCUDDER INVESTMENTS
                                                                  VIT FUNDS                SCUDDER VARIABLE SERIES I
                                                            --------------------  ------------------------------------------
                                                                  EQUITY 500                                   GLOBAL
                                                                  INDEX FUND          BOND PORTFOLIO     DISCOVERY PORTFOLIO
                                                            --------------------  --------------------  --------------------
                                                               2004     2003(8)      2004       2003       2004       2003
                                                            ---------  ---------  ---------  ---------  ---------  ---------
Investment income:
   Dividends and capital gain distributions                 $     746  $       -  $  21,828  $  13,430  $   3,032  $     572
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Total investment income                                      746          -     21,828     13,430      3,032        572
                                                            ---------  ---------  ---------  ---------  ---------  ---------

Expenses:
   Mortality and expense risk                                     888         26      5,517      3,348     11,324      5,871
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Total expenses                                               888         26      5,517      3,348     11,324      5,871
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net investment income (loss)                                (142)       (26)    16,311     10,082     (8,292)    (5,299)
                                                            ---------  ---------  ---------  ---------  ---------  ---------

Realized gains (losses) on investments:
   Proceeds from sales                                         17,205        695     12,241     14,879     34,454      9,943
   Cost of investments sold                                   (17,709)      (699)   (12,464)   (15,095)   (29,837)   (11,410)
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net realized gain (loss) from investment transactions       (504)        (4)      (223)      (216)     4,617     (1,467)
                                                            ---------  ---------  ---------  ---------  ---------  ---------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                          1,873          -     12,955      7,876    246,977    (38,463)
   End of period                                               21,199      1,873     24,818     12,955    540,204    246,977
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Change in net unrealized appreciation (depreciation)
        of investments                                         19,326      1,873     11,863      5,079    293,227    285,440
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net increase (decrease) in net assets from operations  $  18,680  $   1,843  $  27,951  $  14,945  $ 289,552  $ 278,674
                                                            =========  =========  =========  =========  =========  =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                           SCUDDER VARIABLE SERIES I, CONTINUED
                                                            ------------------------------------------------------------------
                                                                 GROWTH AND             INTERNATIONAL            MONEY
                                                              INCOME PORTFOLIO            PORTFOLIO         MARKET PORTFOLIO
                                                            ----------------------  --------------------  --------------------
                                                                2004        2003       2004       2003       2004       2003
                                                            -----------  ---------  ---------  ---------  ---------  ---------
Investment income:
   Dividends and capital gain distributions                 $    12,303  $  11,876  $  30,164  $   9,998  $   1,703  $     600
                                                            -----------  ---------  ---------  ---------  ---------  ---------
     Total investment income                                     12,303     11,876     30,164      9,998      1,703        600
                                                            -----------  ---------  ---------  ---------  ---------  ---------

Expenses:
   Mortality and expense risk                                    14,593     10,617     22,110     12,857      1,568        692
                                                            -----------  ---------  ---------  ---------  ---------  ---------
     Total expenses                                              14,593     10,617     22,110     12,857      1,568        692
                                                            -----------  ---------  ---------  ---------  ---------  ---------
     Net investment income (loss)                                (2,290)     1,259      8,054     (2,859)       135        (92)
                                                            -----------  ---------  ---------  ---------  ---------  ---------

Realized gains (losses) on investments:
   Proceeds from sales                                           92,700     45,574     61,436     17,943     15,204      8,257
   Cost of investments sold                                    (106,311)   (62,002)   (73,725)   (31,685)   (15,204)    (8,257)
                                                            -----------  ---------  ---------  ---------  ---------  ---------
     Net realized gain (loss) from investment transactions      (13,611)   (16,428)   (12,289)   (13,742)         -          -
                                                            -----------  ---------  ---------  ---------  ---------  ---------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                           41,072   (257,504)   246,581   (174,201)         -          -
   End of period                                                211,035     41,072    653,735    246,581          -          -
                                                            -----------  ---------  ---------  ---------  ---------  ---------
     Change in net unrealized appreciation (depreciation)
        of investments                                          169,963    298,576    407,154    420,782          -          -
                                                            -----------  ---------  ---------  ---------  ---------  ---------
     Net increase (decrease) in net assets from operations  $   154,062  $ 283,407  $ 402,919  $ 404,181  $     135  $     (92)
                                                            ===========  =========  =========  =========  =========  =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                                SCUDDER VARIABLE SERIES II
                                                            ----------------------------------------------------------------
                                                             GOVERNMENT & AGENCY
                                                                 SECURITIES            HIGH INCOME           SMALL CAP
                                                                PORTFOLIO (6)           PORTFOLIO        GROWTH PORTFOLIO
                                                            --------------------  --------------------  --------------------
                                                               2004       2003       2004       2003      2004       2003
                                                            ---------  ---------  ---------  ---------  ---------  ---------
Investment income:
   Dividends and capital gain distributions                 $  31,248  $  27,580  $  47,121  $  26,198  $       -  $       -
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Total investment income                                   31,248     27,580     47,121     26,198          -          -
                                                            ---------  ---------  ---------  ---------  ---------  ---------

Expenses:
   Mortality and expense risk                                   8,102      6,142      6,612      3,507      1,556      1,130
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Total expenses                                             8,102      6,142      6,612      3,507      1,556      1,130
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net investment income (loss)                              23,146     21,438     40,509     22,691     (1,556)    (1,130)
                                                            ---------  ---------  ---------  ---------  ---------  ---------

Realized gains (losses) on investments:
   Proceeds from sales                                         31,320     85,876     14,936      6,192     23,736     12,953
   Cost of investments sold                                   (32,380)   (88,767)   (14,623)    (6,606)   (26,571)   (20,265)
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net realized gain (loss) from investment transactions     (1,060)    (2,891)       313       (414)    (2,835)    (7,312)
                                                            ---------  ---------  ---------  ---------  ---------  ---------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                         15,849     24,539     55,346     (4,708)    11,370    (31,819)
   End of period                                               19,626     15,849    102,084     55,346     34,273     11,370
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Change in net unrealized appreciation (depreciation)
        of investments                                          3,777     (8,690)    46,738     60,054     22,903     43,189
                                                            ---------  ---------  ---------  ---------  ---------  ---------
     Net increase (decrease) in net assets from operations  $  25,863  $   9,857  $  87,560  $  82,331  $  18,512  $  34,747
                                                            =========  =========  =========  =========  =========  =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                               SCUDDER VARIABLE
                                                             SERIES II, CONTINUED       WM VARIABLE  TRUST - EQUITY FUNDS
                                                            ----------------------   ----------------------------------------
                                                              DREAMAN HIGH RETURN
                                                               EQUITY  PORTFOLIO     EQUITY INCOME FUND  GROWTH & INCOME FUND
                                                            -----------------------  ------------------  --------------------
                                                               2004        2003        2004      2003      2004     2003 (8)
                                                            ----------  -----------  --------  --------  --------   ---------
Investment income:
   Dividends and capital gain distributions                 $   93,299  $    65,198  $  3,746  $  2,655  $     66   $       -
                                                            ----------  -----------  --------  --------  --------   ---------
     Total investment income                                    93,299       65,198     3,746     2,655        66           -
                                                            ----------  -----------  --------  --------  --------   ---------
Expenses:
   Mortality and expense risk                                   54,718       32,413     2,279       829        59           2
                                                            ----------  -----------  --------  --------  --------   ---------
     Total expenses                                             54,718       32,413     2,279       829        59           2
                                                            ----------  -----------  --------  --------  --------   ---------
     Net investment income (loss)                               38,581       32,785     1,467     1,826         7          (2)
                                                            ----------  -----------  --------  --------  --------   ---------

Realized gains (losses) on investments:
   Proceeds from sales                                         148,010       41,832    13,958     6,832     2,361         329
   Cost of investments sold                                   (147,805)     (49,649)  (14,151)   (7,512)   (2,402)       (328)
                                                            ----------  -----------  --------  --------  --------   ---------
     Net realized gain (loss) from investment transactions         205       (7,817)     (193)     (680)      (41)          1
                                                            ----------  -----------  --------  --------  --------   ---------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                         735,396     (333,396)   24,745    (2,414)      102           -
   End of period                                             1,528,867      735,396    76,804    24,745     1,119         102
                                                            ----------  -----------  --------  --------  --------   ---------
     Change in net unrealized appreciation (depreciation)
        of investments                                         793,471    1,068,792    52,059    27,159     1,017         102
                                                            ----------  -----------  --------  --------  --------   ---------

     Net increase (decrease) in net assets from operations  $  832,257  $ 1,093,760  $ 53,333  $ 28,305  $    983   $     101
                                                            ==========  ===========  ========  ========  ========   =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                      WM VARIABLE TRUST - EQUITY FUNDS, CONTINUED
                                                            ----------------------------------------------------------------
                                                                                   INTERNATIONAL
                                                                GROWTH FUND          GROWTH FUND        MID CAP STOCK FUND
                                                            -------------------  -------------------   ---------------------
                                                             2004     2003 (8)     2004     2003 (8)     2004        2003
                                                            -------  ----------  --------   --------   --------   ----------
Investment income:
   Dividends and capital gain distributions                 $     -  $        -  $     36   $      -   $ 12,848   $      657
                                                            -------  ----------  --------   --------   --------   ----------
     Total investment income                                      -           -        36          -     12,848          657
                                                            -------  ----------  --------   --------   --------   ----------
Expenses:
   Mortality and expense risk                                   104           6        39          -      6,369        3,433
                                                            -------  ----------  --------   --------   --------   ----------
     Total expenses                                             104           6        39          -      6,369        3,433
                                                            -------  ----------  --------   --------   --------   ----------
     Net investment income (loss)                              (104)         (6)       (3)         -      6,479       (2,776)
                                                            -------  ----------  --------   --------   --------   ----------

Realized gains (losses) on investments:
   Proceeds from sales                                        2,663         282     1,404         21     34,441        6,523
   Cost of investments sold                                  (2,738)       (281)   (1,452)       (21)   (30,692)      (7,180)
                                                            -------  ----------  --------   --------   --------   ----------
     Net realized gain (loss) from investment transactions      (75)          1      (48)          -      3,749         (657)
                                                            -------  ----------  --------   --------   --------   ----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                          226           -        11          -     88,926      (15,660)
   End of period                                              2,189         226     1,682         11    174,419      88,926
                                                            -------  ----------  --------   --------   --------   ----------
     Change in net unrealized appreciation (depreciation)
        of investments                                        1,963         226     1,671         11     85,493      104,586
                                                            -------  ----------  --------   --------   --------   ----------

     Net increase (decrease) in net assets from operations  $ 1,784  $      221  $  1,620   $     11   $ 95,721   $  101,153
                                                            =======  ==========  ========   ========   ========   ==========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                            WM VARIABLE TRUST-
                                                             WM VARIABLE TRUST - EQUITY FUNDS, CONTINUED    FIXED-INCOME FUNDS
                                                            ---------------------------------------------   -------------------
                                                               GROWTH FUND (7)      WEST COAST EQUITY FUND      INCOME FUND
                                                            ---------------------   ---------------------   -------------------
                                                              2004        2003        2004      2003 (8)      2004     2003 (8)
                                                            ---------   ---------   ---------   ---------   --------   --------
Investment income:
   Dividends and capital gain distributions                 $       -   $       -   $      47   $       -   $     94   $      -
                                                            ---------   ---------   ---------   ---------   --------   --------
     Total investment income                                        -           -          47           -         94          -
                                                            ---------   ---------   ---------   ---------   --------   --------
Expenses:
   Mortality and expense risk                                   5,054       2,977         385          22         11          -
                                                            ---------   ---------   ---------   ---------   --------   --------
     Total expenses                                             5,054       2,977         385          22         11          -
                                                            ---------   ---------   ---------   ---------   --------   --------
     Net investment income (loss)                              (5,054)     (2,977)       (338)        (22)        83          -
                                                            ---------   ---------   ---------   ---------   --------   --------

Realized gains (losses) on investments:
   Proceeds from sales                                         21,095      15,896       8,047         926        960         11
   Cost of investments sold                                   (24,768)    (25,916)     (8,259)       (922)    (1,001)       (11)
                                                            ---------   ---------   ---------   ---------   --------   --------
     Net realized gain (loss) from investment transactions     (3,673)    (10,020)       (212)          4        (41)         -
                                                            ---------   ---------   ---------   ---------   --------   --------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                        138,109     (60,466)      1,173           -          -          -
   End of period                                              177,546     138,109      13,905       1,173         49          -
                                                            ---------   ---------   ---------   ---------   --------   --------
     Change in net unrealized appreciation (depreciation)
        of investments                                         39,437     198,575      12,732       1,173         49          -
                                                            ---------   ---------   ---------   ---------   --------   --------

     Net increase (decrease) in net assets from operations  $  30,710   $ 185,578   $  12,182   $   1,155   $     91   $      -
                                                            =========   =========   =========   =========   ========   ========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                      WM VARIABLE TRUST - FIXED INCOME FUNDS, CONTINUED
                                                             -------------------------------------------------------------------
                                                                                                               U.S. GOVERNMENT
                                                              MONEY MARKET FUND    SHORT TERM INCOME FUND      SECURITIES FUND
                                                             ------------------    ----------------------     ------------------
                                                               2004     2003 (8)     2004       2003 (8)       2004     2003 (8)
                                                             --------   --------   ---------   ----------     -------   --------
Investment income:
   Dividends and capital gain distributions                  $     30   $      -   $      97   $        -     $    35   $      -
                                                             --------   --------   ---------   ----------     -------   --------
     Total investment income                                       30          -          97            -          35          -
                                                             --------   --------   ---------   ----------     -------   --------
Expenses:
   Mortality and expense risk                                      20          -          18            5           7          -
                                                             --------   --------   ---------   ----------     -------   --------
     Total expenses                                                20          -          18            5           7          -
                                                             --------   --------   ---------   ----------     -------   --------
     Net investment income (loss)                                  10          -          79           (5)         28          -
                                                             --------   --------   ---------   ----------     -------   --------

Realized gains (losses) on investments:
   Proceeds from sales                                          1,053          -         646          148         637         28
   Cost of investments sold                                    (1,053)          -       (655)        (148)       (645)       (28)
                                                             --------   --------   ---------   ----------     -------   --------
     Net realized gain (loss) from investment transactions          -          -          (9)           -          (8)         -
                                                             --------   --------   ---------   ----------     -------   --------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                              -          -          35            -           1          -
   End of period                                                    -          -         (13)          35          16          1
                                                             --------   --------   ---------   ----------     -------   --------
     Change in net unrealized appreciation (depreciation)
        of investments                                              -          -         (48)          35          15          1
                                                             --------   --------   ---------   ----------     -------   --------

     Net increase (decrease) in net assets from operations   $     10  $       -   $      22   $       30     $    35   $      1
                                                             ========  ========    =========   ==========     =======   ========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                   WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                                             -----------------------------------------------------------------------
                                                                                           CONSERVATIVE           CONSERVATIVE
                                                                BALANCED PORTFOLIO      BALANCED PORTFOLIO      GROWTH PORTFOLIO
                                                             -----------------------   ---------------------  ----------------------
                                                                2004         2003        2004        2003        2004        2003
                                                             ----------    ---------   ---------   ---------  ----------  ---------
Investment income:
   Dividends and capital gain distributions                  $   16,010    $   5,018   $   3,139   $   1,585  $   24,719  $   5,452
                                                             ----------    ---------   ---------   ---------  ----------  ---------
     Total investment income                                     16,010        5,018       3,139       1,585      24,719      5,452
                                                             ----------    ---------   ---------   ---------  ----------  ---------
Expenses:
   Mortality and expense risk                                     8,514        2,116       1,544         671      18,539      3,166
                                                             ----------    ---------   ---------   ---------  ----------  ---------
     Total expenses                                               8,514        2,116       1,544         671      18,539      3,166
                                                             ----------    ---------   ---------   ---------  ----------  ---------
     Net investment income (loss)                                 7,496        2,902       1,595         914       6,180      2,286
                                                             ----------    ---------   ---------   ---------  ----------  ---------

Realized gains (losses) on investments:
   Proceeds from sales                                           91,927       27,759      32,024      19,609      98,223     25,194
   Cost of investments sold                                     (93,753)     (28,011)    (32,590)    (19,672)    (99,126)   (25,719)
                                                             ----------    ---------   ---------   ---------  ----------  ---------
     Net realized gain (loss) from investment transactions       (1,826)        (252)       (566)        (63)       (903)      (525)
                                                             ----------    ---------   ---------   ---------  ----------  ---------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                          51,056          (299)     10,186         (10)    102,831        (12)
   End of period                                                154,881       51,056      24,119      10,186     382,736    102,831
                                                             ----------    ---------   ---------   ---------  ----------  ---------
     Change in net unrealized appreciation (depreciation)
        of investments                                          103,825       51,355      13,933      10,196     279,905    102,843
                                                             ----------    ---------   ---------   ---------  ----------  ---------

     Net increase (decrease) in net assets from operations   $  109,495    $  54,005   $  14,962   $  11,047  $  285,182  $ 104,604
                                                             ==========    =========   =========   =========  ==========  =========


(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                           WM VARIABLE TRUST - STRATEGIC
                                                                      ASSET  MANAGEMENT PORTFOLIOS, CONTINUED
                                                             ------------------------------------------------------
                                                                      FLEXIBLE                    STRATEGIC
                                                                  INCOME PORTFOLIO            GROWTH PORTFOLIO
                                                             ----------------------------  ------------------------
                                                                  2004            2003        2004          2003
                                                             -------------    -----------  ----------    ----------
Investment income:

   Dividends and capital gain distributions                  $       1,539    $       320  $   16,807    $    5,132
                                                             -------------    -----------  ----------    ----------
     Total investment income                                         1,539            320      16,807         5,132
                                                             -------------    -----------  ----------    ----------
Expenses:

   Mortality and expense risk                                          528            141      26,241         4,578
                                                             -------------    -----------  ----------    ----------
     Total expenses                                                    528            141      26,241         4,578
                                                             -------------    -----------  ----------    ----------
     Net investment income (loss)                                    1,011            179      (9,434)          554
                                                             -------------    -----------  ----------    ----------

Realized gains (losses) on investments:

   Proceeds from sales                                              20,004          6,747      57,789         9,862
   Cost of investments sold                                        (20,179)        (6,771)    (59,215)      (10,075)
                                                             -------------    -----------  ----------    ----------
     Net realized gain (loss) from investment transactions           (175)           (24)      (1,426)         (213)
                                                             -------------    -----------  ----------    ----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                               1,886            134     168,761           (40)
   End of period                                                     5,607          1,886     637,177       168,761
                                                             -------------    -----------  ----------    ----------
     Change in net unrealized appreciation (depreciation)
        of investments                                               3,721          1,752     468,416       168,801
                                                             -------------    -----------  ----------    ----------

     Net increase (decrease) in net assets from operations   $       4,557    $     1,907  $  457,556    $  169,142
                                                             =============    ===========  ==========    ==========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                              CALVERT VARIABLE
                                                                SERIES, INC.              DREYFUS VARIABLE INVESTMENT FUND
                                                            --------------------   ----------------------------------------------
                                                              SOCIAL SMALL CAP            DEVELOPING              QUALITY
                                                              GROWTH PORTFOLIO      LEADERS PORTFOLIO (1)      BOND PORTFOLIO
                                                            --------------------   -----------------------  ---------------------

                                                               2004       2003         2004        2003        2004       2003
                                                            ---------   --------   -----------   ---------  ----------  ---------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                           $    (229)  $    121   $    (9,819)  $  (5,617) $   15,044  $  17,339
     Net realized gain (loss) from investment transactions        (44)      (124)          185      (1,652)       (732)      (136)
     Change in net unrealized appreciation (depreciation)
     of investments                                             3,043      4,869       122,196     187,912      (1,038)    (7,075)
                                                            ---------   --------   -----------   ---------  ----------  ---------
     Net increase (decrease) in net assets resulting from
     operations                                                 2,770      4,866       112,562     180,643      13,274     10,128
                                                            ---------   --------   -----------   ---------  ----------  ---------
   From contract transactions:
     Payments received from contract owners                    22,420     12,173       626,676     550,141     310,930    270,770
     Transfers for contract benefits and terminations          (4,486)      (134)      (52,233)    (33,256)    (25,656)   (16,202)
     Contract maintenance charges                              (8,158)    (4,690)     (260,832)   (220,979)   (125,183)  (106,355)
     Transfers between subaccounts (including fixed
     account), net                                              6,822       (507)          468     33,894       13,362     35,769
                                                            ---------   --------   -----------   ---------  ----------  ---------
     Net increase (decrease) in net assets from contract
     transactions                                              16,598      6,842       314,079     329,800     173,453    183,982
                                                            ---------   --------   -----------   ---------  ----------  ---------
     Total increase (decrease) in net assets                   19,368     11,708       426,641     510,443     186,727    194,110

Net assets at beginning of period                              19,551      7,843       907,093     396,650     398,763    204,653
                                                            ---------   --------   -----------   ---------  ----------  ---------
Net assets at end of period                                 $  38,919   $ 19,551   $ 1,333,734   $ 907,093  $  585,490  $ 398,763
                                                            =========   ========   ===========   =========  ==========  =========
Analysis of increase (decrease) in units outstanding:
   Units sold                                                   1,809        971        32,735      39,509      16,157     17,128
   Units redeemed                                                (413)      (212)       (2,561)       (830)       (741)      (677)
                                                            ---------   --------   -----------   ---------  ----------  ---------
     Increase (decrease) in units outstanding                   1,396        759        30,174      38,679      15,416     16,451
Beginning units                                                 1,705        946        89,794      51,115      35,224     18,773
                                                            ---------   --------   -----------   ---------  ----------  ---------
Ending units                                                    3,101      1,705       119,968      89,794      50,640     35,224
                                                            =========   ========   ===========   =========  ==========  =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                     DREYFUS
                                                               SOCIALLY RESPONSIBLE
                                                                 GROWTH FUND, INC.   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
                                                               --------------------  ----------------------------------------------
                                                               SOCIALLY RESPONSIBLE
                                                                     GROWTH FUND        GROWTH PORTFOLIO       INDEX 500 PORTFOLIO
                                                               --------------------  ----------------------  ----------------------
                                                                  2004       2003       2004        2003        2004       2003
                                                               ----------  --------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets:
 From operations:
   Net investment income (loss)                                $     (177) $   (132) $  (20,723) $  (11,659) $    3,022  $    1,726
   Net realized gain (loss) from investment transactions              (97)     (984)     (9,039)     (5,760)     (2,871)     (3,088)
   Change in net unrealized appreciation
    (depreciation) of investments                                   1,730     4,591     125,229     467,553     243,885     324,854
                                                               ----------  --------  ----------  ----------  ----------  ----------
  Net increase (decrease) in net assets resulting
   from operations                                                  1,456     3,475      95,467     450,134     244,036     323,492
                                                               ----------  --------  ----------  ----------  ----------  ----------
 From contract transactions:
  Payments received from contract owners                           13,260    10,813   1,786,522   1,431,715   1,553,675   1,123,311
  Transfers for contract benefits and terminations                   (549)     (714)   (131,044)    (82,905)   (101,265)    (60,985)
  Contract maintenance charges                                     (5,682)   (4,140)   (719,161)   (566,661)   (624,321)   (444,052)
  Transfers between subaccounts (including fixed account), net        402     1,468     149,865      96,212     129,797     117,337
                                                               ----------  --------  ----------  ----------  ----------  ----------
  Net increase (decrease) in net assets from contract
   transactions                                                     7,431     7,427   1,086,182     878,361     957,886     735,611
                                                               ----------  --------  ----------  ----------  ----------  ----------
  Total increase (decrease) in net assets                           8,887    10,902   1,181,649   1,328,495   1,201,922   1,059,103

Net assets at beginning of period                                  21,359    10,457   2,256,978     928,483   1,818,953     759,850
                                                               ----------  --------  ----------  ----------  ----------  ----------
Net assets at end of period                                    $   30,246  $ 21,359  $3,438,627  $2,256,978  $3,020,875  $1,818,953
                                                               ==========  ========  ==========  ==========  ==========  ==========
Analysis of increase (decrease) in units outstanding:
 Units sold                                                         1,461     1,680     143,232     130,190     107,806      95,962
 Units redeemed                                                      (455)     (556)     (6,336)     (1,723)     (3,509)     (1,243)
                                                               ----------  --------  ----------  ----------  ----------  ----------
  Increase (decrease) in units outstanding                          1,006     1,124     136,896     128,467     104,297      94,719

Beginning units                                                     2,883     1,759     280,113     151,646     201,988     107,269
                                                               ----------  --------  ----------  ----------  ----------  ----------
Ending units                                                        3,889     2,883     417,009     280,113     306,285     201,988
                                                               ==========  ========  ==========  ==========  ==========  ==========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                       FIDELITY VARIABLE
                                                       INSURANCE PRODUCTS             FRANKLIN TEMPLETON VARIABLE
                                                      FUNDS VIP, CONTINUED             INSURANCE PRODUCTS TRUST
                                                      --------------------  -----------------------------------------------
                                                                            SMALL - MID CAP GROWTH       GLOBAL ASSET
                                                        MID CAP PORTFOLIO     SECURITIES FUND (2)       ALLOCATION FUND
                                                      --------------------  -----------------------  ----------------------
                                                         2004       2003       2004         2003        2004        2003
                                                      ----------  --------  ----------   ----------  ----------  ----------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                        $   (7,289) $ (2,830) $   (6,022)  $   (3,221) $      998  $      293
  Net realized gain (loss) from investment
   transactions                                            4,370      (523)       (274)      (1,380)        (48)       (145)
  Change in net unrealized appreciation
   (depreciation) of investments                         196,939   161,420      82,132      126,270      10,155       6,016
                                                      ----------  --------  ----------   ----------  ----------  ----------
  Net increase (decrease) in net assets resulting
   from operations                                       194,020   158,067      75,836      121,669      11,105       6,164
                                                      ----------  --------  ----------   ----------  ----------  ----------
 From contract transactions:
  Payments received from contract owners                 429,018   366,204     424,978      344,116      40,718      19,347
  Transfers for contract benefits and terminations       (36,329)  (19,536)    (34,760)     (19,608)     (1,706)     (1,516)
  Contract maintenance charges                          (185,811) (142,457)   (172,991)    (137,134)    (11,925)     (6,264)
  Transfers between subaccounts (including fixed
   account), net                                          34,297    19,059       3,284       32,900      13,697       8,220
                                                      ----------  --------  ----------   ----------  ----------  ----------
  Net increase (decrease) in net assets from
   contract transactions                                 241,175   223,270     220,511      220,274      40,784      19,787
                                                      ----------  --------  ----------   ----------  ----------  ----------
  Total increase (decrease) in net assets                435,195   381,337     296,347      341,943      51,889      25,951

Net assets at beginning of period                        651,405   270,068     548,438      206,495      34,974       9,023
                                                      ----------  --------  ----------   ----------  ----------  ----------
Net assets at end of period                           $ 1,086,60  $651,405  $  844,785   $  548,438  $   86,863  $   34,974
                                                      ==========  ========  ==========   ==========  ==========  ==========
Analysis of increase (decrease) in units
 outstanding:
 Units sold                                               19,575    23,260      25,930       30,505       4,361       2,370
 Units redeemed                                           (1,685)   (1,174)     (2,049)        (954)       (791)       (341)
                                                      ----------  --------  ----------   ----------  ----------  ----------
  Increase (decrease) in units outstanding                17,890    22,086      23,881       29,551       3,570       2,029

Beginning units                                           51,265    29,179      60,573       31,022       3,062       1,033
                                                      ----------  --------  ----------   ----------  ----------  ----------
Ending units                                              69,155    51,265      84,454       60,573       6,632       3,062
                                                      ==========  ========  ==========   ==========  ==========  ==========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                         FRANKLIN TEMPLETON
                                                         VARIABLE INSURANCE
                                                      PRODUCTS TRUST, CONTINUED     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                      -------------------------  ---------------------------------------------
                                                          DEVELOPING MARKETS             CAPITAL              CORE SMALL
                                                            SECURITIES FUND             GROWTH FUND         CAP EQUITY FUND
                                                      -------------------------  ----------------------  ---------------------
                                                        2004           2003         2004        2003       2004        2003
                                                      -----------   -----------  ----------  ----------  --------   ----------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                        $       562   $        64  $     (949) $   (6,933) $  2,679   $      759
  Net realized gain (loss) from investment
   transactions                                              (280)          (52)     (5,677)     (4,123)     (288)        (266)
  Change in net unrealized appreciation
   (depreciation) of investments                           28,912        12,198     222,711     296,150     4,652        7,260
                                                      -----------   -----------  ----------  ----------  --------   ----------
  Net increase (decrease) in net assets resulting
   from operations                                         29,194        12,210     216,085     285,094     7,043        7,753
                                                      -----------   -----------  ----------  ----------  --------   ----------
 From contract transactions:
  Payments received from contract owners                  100,240        16,156   1,590,429   1,237,290    25,963       18,802
  Transfers for contract benefits and terminations         (2,009)       (1,089)   (112,828)    (68,856)   (1,029)         (75)
  Contract maintenance charges                            (36,998)       (7,579)   (643,018)   (487,687)  (10,429)      (6,717)
  Transfers between subaccounts (including fixed
   account), net                                           53,462           194      96,730     141,640    17,329       (2,854)
                                                      -----------   -----------  ----------  ----------  --------   ----------
  Net increase (decrease) in net assets from
   contract transactions                                  114,695         7,682     931,313     822,387    31,834        9,156
                                                      -----------   -----------  ----------  ----------  --------   ----------
  Total increase (decrease) in net assets                 143,889        19,892   1,147,398   1,107,481    38,877       16,909

Net assets at beginning of period                          39,217        19,325   1,893,101     785,620    26,776        9,867
                                                      -----------   -----------  ----------  ----------  --------   ----------
Net assets at end of period                           $   183,106   $    39,217  $3,040,499  $1,893,101  $ 65,653   $   26,776
                                                      ===========   ===========  ==========  ==========  ========   ==========
Analysis of increase (decrease) in units outstanding:
 Units sold                                                11,778         1,497     116,486     114,269     3,387        1,531
 Units redeemed                                              (322)         (454)     (5,149)     (1,672)     (979)        (533)
                                                      -----------   -----------  ----------  ----------  --------   ----------
  Increase (decrease) in units outstanding                 11,456         1,043     111,337     112,597     2,408          998

Beginning units                                             4,125         3,082     229,285     116,688     2,138        1,140
                                                      -----------   -----------  ----------  ----------  --------   ----------
Ending units                                               15,581         4,125     340,622     229,285     4,546        2,138
                                                      ===========   ===========  ==========  ==========  ========   ==========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003



                                                      GOLDMAN SACHS VARIABLE
                                                    INSURANCE TRUST, CONTINUED                 JANUS ASPEN SERIES
                                                    ---------------------------  ---------------------------------------------
                                                                                         MID CAP
                                                                                     GROWTH PORTFOLIO      BALANCED PORTFOLIO
                                                         MID CAP VALUE FUND        (SERVICE SHARES)(3)      (SERVICE SHARES)
                                                    ---------------------------  ----------------------  ---------------------
                                                       2004            2003         2004        2003       2004        2003
                                                    -----------     -----------  ----------  ----------  ---------   ---------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                      $   217,509     $    19,106  $   (5,862) $   (3,717) $   3,448   $   1,287
  Net realized gain (loss) from investment
   transactions                                           7,644          (1,467)     (1,665)     (5,068)      (110)       (549)
  Change in net unrealized appreciation
   (depreciation) of investments                        255,105         297,744     133,884     132,687     13,486      12,489
                                                    -----------     -----------  ----------  ----------  ---------   ---------
  Net increase (decrease) in net assets resulting
   from operations                                      480,258         315,383     126,357     123,902     16,824      13,227
                                                    -----------     -----------  ----------  ----------  ---------   ---------
 From contract transactions:
  Payments received from contract owners              1,076,435         949,802     282,678     295,207    134,359      95,133
  Transfers for contract benefits and terminations      (97,223)        (62,191)    (30,338)    (23,250)    (2,579)     (1,055)
  Contract maintenance charges                         (465,899)       (384,757)   (122,074)   (118,837)   (48,754)    (30,794)
  Transfers between subaccounts (including fixed
   account), net                                        (16,491)         48,184     (12,091)     (5,295)    12,632      12,550
                                                    -----------     -----------  ----------  ----------  ---------   ---------
  Net increase (decrease) in net assets from
   contract transactions                                496,822         551,038     118,175     147,825     95,658      75,834
                                                    -----------     -----------  ----------  ----------  ---------   ---------
  Total increase (decrease) in net assets               977,080         866,421     244,532     271,727    112,482      89,061

Net assets at beginning of period                     1,640,473         774,052     561,091     289,364    150,944      61,883
                                                    -----------     -----------  ----------  ----------  ---------   ---------
Net assets at end of period                         $ 2,617,553     $ 1,640,473  $  805,623  $  561,091  $ 263,426   $ 150,944
                                                    ===========     ===========  ==========  ==========  =========   =========
Analysis of increase (decrease) in units
 outstanding:
 Units sold                                              39,188          52,563      18,526      25,267     11,390       9,178
 Units redeemed                                          (3,531)         (1,484)     (3,076)     (1,528)    (2,034)     (1,140)
                                                    -----------     -----------  ----------  ----------  ---------   ---------
  Increase (decrease) in units outstanding               35,657          51,079      15,450      23,739      9,356       8,038

Beginning units                                         127,826          76,747      76,281      52,542     14,943       6,905
                                                    -----------     -----------  ----------  ----------  ---------   ---------
Ending units                                            163,483         127,826      91,731      76,281     24,299      14,943
                                                    ===========     ===========  ==========  ==========  =========   =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003


                                                        JANUS ASPEN SERIES,
                                                             CONTINUED                   PIMCO VARIABLE INSURANCE TRUST
                                                   ---------------------------  ------------------------------------------------
                                                                                          FOREIGN
                                                          FORTY PORTFOLIO             BOND PORTFOLIO               LOW
                                                    (INSITUTIONAL SHARES) (4)   (U.S. DOLLAR HEDGED)(5)     DURATION PORTFOLIO
                                                   ---------------------------  -----------------------  -----------------------
                                                       2004            2003        2004         2003        2004        2003
                                                   -----------      ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                     $   (30,102)     $  (11,972) $   25,664   $    6,536  $    6,704  $     5,724
  Net realized gain (loss) from investment
   transactions                                        (28,289)        (15,825)       (227)        (227)         70           74
  Change in net unrealized appreciation
   (depreciation) of investments                       897,493         623,081       7,604       (3,294)      1,875        1,146
                                                   -----------      ----------  ----------   ----------  ----------  -----------
  Net increase (decrease) in net assets resulting
   from operations                                     839,102         595,284      33,041        3,015       8,649        6,944
                                                   -----------      ----------  ----------   ----------  ----------  -----------
 From contract transactions:
  Payments received from contract owners             2,340,941       2,225,925     476,886      360,033     562,878      501,173
  Transfers for contract benefits and terminations    (232,129)       (172,292)    (38,185)     (20,430)    (46,212)     (34,018)
  Contract maintenance charges                      (1,012,142)       (923,177)   (192,526)    (138,832)   (232,867)    (199,119)
  Transfers between subaccounts (including
   fixed account), net                                 (77,085)        114,050      54,278       60,101      48,035       62,872
                                                   -----------      ----------  ----------   ----------  ----------  -----------
  Net increase (decrease) in net assets from
   contract transactions                             1,019,585       1,244,506     300,453      260,872     331,834      330,908
                                                   -----------      ----------  ----------   ----------  ----------  -----------
  Total increase (decrease) in net assets            1,858,687       1,839,790     333,494      263,887     340,483      337,852

Net assets at beginning of period                    4,111,114       2,271,324     515,667      251,780     751,847      413,995
                                                   -----------      ----------  ----------   ----------  ----------  -----------
Net assets at end of period                        $ 5,969,801     $ 4,111,114  $  849,161   $  515,667  $1,092,330  $   751,847
                                                   ===========      ==========  ==========   ==========  ==========  ===========
Analysis of increase (decrease) in units
 outstanding:
 Units sold                                            206,175         268,662      24,979       22,099      28,076       29,693
 Units redeemed                                        (21,261)         (5,937)       (818)        (837)       (852)      (2,336)
                                                   -----------      ----------  ----------   ----------  ----------  -----------
  Increase (decrease) in units outstanding             184,914         262,725      24,161       21,262      27,224       27,357

Beginning units                                        772,729         510,004      42,088       20,826      61,962       34,605
                                                   -----------      ----------  ----------   ----------  ----------  -----------
Ending units                                           957,643         772,729      66,249       42,088      89,186       61,962
                                                   ===========      ==========  ==========   ==========  ==========  ===========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                        SCUDDER INVESTMENTS
                                                            VIT FUNDS                      SCUDDER VARIABLE SERIES I
                                                   ---------------------------  ------------------------------------------------
                                                            EQUITY 500                                           GLOBAL
                                                            INDEX FUND               BOND PORTFOLIO        DISCOVERY PORTFOLIO
                                                   ---------------------------  -----------------------  -----------------------
                                                      2004            2003(8)      2004         2003        2004        2003
                                                   -----------      ----------- ----------   ----------  ----------  -----------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                     $      (142)     $      (26) $   16,311   $   10,082  $   (8,292) $    (5,299)
  Net realized gain (loss) from investment
   transactions                                           (504)             (4)       (223)        (216)      4,617       (1,467)
  Change in net unrealized appreciation
   (depreciation) of investments                        19,326           1,873      11,863        5,079     293,227      285,440
                                                   -----------      ----------  ----------   ----------  ----------  -----------
  Net increase (decrease) in net assets resulting
   from operations                                      18,680           1,843      27,951       14,945     289,552      278,674
                                                   -----------      ----------  ----------   ----------  ----------  -----------
 From contract transactions:
  Payments received from contract owners               154,579           7,582     391,440      311,551     770,722      602,902
  Transfers for contract benefits and terminations        (494)              -     (28,516)     (23,001)    (60,441)     (35,518)
  Contract maintenance charges                         (38,905)         (1,847)   (161,627)    (123,838)   (332,264)    (249,387)
  Transfers between subaccounts (including fixed
   account), net                                        72,788          61,333      42,735       45,139       8,035       36,427
                                                   -----------      ----------  ----------   ----------  ----------  -----------
  Net increase (decrease) in net assets from
   contract transactions                               187,968          67,068     244,032      209,851     386,052      354,424
                                                   -----------      ----------  ----------   ----------  ----------  -----------
  Total increase (decrease) in net assets              206,648          68,911     271,983      224,796     675,604      633,098

Net assets at beginning of period                       68,911               -     486,791      261,995   1,008,781      375,683
                                                   -----------      ----------  ----------   ----------  ----------  -----------
Net assets at end of period                        $   275,559      $   68,911  $  758,774   $  486,791  $1,684,385   $1,008,781
                                                   ===========      ==========  ==========   ==========  ==========  ===========
Analysis of increase (decrease) in units
 outstanding:
 Units sold                                             16,387           5,727      19,881       18,143      40,128       46,754
 Units redeemed                                         (1,367)            (60)       (837)      (1,146)     (2,945)      (1,054)
                                                   -----------      ----------  ----------   ----------  ----------  -----------
  Increase (decrease) in units outstanding              15,020           5,667      19,044       16,997      37,183       45,700

Beginning units                                          5,667               -      38,667       21,670     101,619       55,919
                                                   -----------      ----------  ----------   ----------  ----------  -----------
Ending units                                            20,687           5,667      57,711       38,667     138,802      101,619
                                                   ===========      ==========  ==========   ==========  ==========  ===========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                      SCUDDER VARIABLE SERIES I, CONTINUED
                                             ------------------------------------------------------------------------------------
                                                    GROWTH AND                  INTERNATIONAL                    MONEY
                                                  INCOME PORTFOLIO                PORTFOLIO                 MARKET PORTFOLIO
                                             -------------------------   ---------------------------   --------------------------
                                                2004          2003          2004            2003          2004            2003
                                             ----------   ------------   -----------   -------------   -----------     ----------
Increase (decrease) in net assets:
 From operations:
   Net investment income (loss)              $   (2,290)  $      1,259   $     8,054   $      (2,859)  $       135     $       (92)
   Net realized gain (loss) from investment
    transactions                                (13,611)       (16,428)      (12,289)        (13,742)            -               -
   Change in net unrealized appreciation
    (depreciation) of investments               169,963        298,576       407,154         420,782             -               -
                                             ----------   ------------   -----------   -------------   -----------     -----------
   Net increase (decrease) in net assets
    resulting from operations                   154,062        283,407       402,919         404,181           135             (92)
                                             ----------   ------------   -----------   -------------   -----------     -----------
 From contract transactions:
   Payments received from contract owners       603,892        649,579     1,335,335       1,188,827       168,323          80,752
   Transfers for contract benefits and
    terminations                                (83,011)       (70,021)     (119,588)        (80,726)       (4,757)         (1,777)
   Contract maintenance charges                (273,386)      (286,553)     (566,489)       (477,429)      (43,453)        (29,281)
   Transfers between subaccounts (including
    fixed account), net                         (34,892)       (13,875)       (7,793)         61,301         3,495           9,126
                                             ----------   ------------   -----------   -------------   -----------     -----------
   Net increase (decrease) in net assets
    from contract transactions                  212,603        279,130       641,465         691,973       123,608          58,820
                                             ----------   ------------   -----------   -------------   -----------     -----------
   Total increase (decrease) in net assets      366,665        562,537     1,044,384       1,096,154       123,743          58,728
Net assets at beginning of period             1,493,246        930,709     2,078,998         982,844       105,017          46,289
                                             ----------   ------------   -----------   -------------   -----------     -----------
Net assets at end of period                  $1,859,911   $  1,493,246   $ 3,123,382   $   2,078,998   $   228,760     $   105,017
                                             ==========   ============   ===========   =============   ===========     ===========
Analysis of increase (decrease) in
 units outstanding:

 Units sold                                      36,686         46,598       122,133         153,468        12,813            6,196
 Units redeemed                                 (10,169)        (5,733)       (9,336)         (2,961)       (1,333)            (744)
                                             ----------   ------------   -----------   -------------   -----------      -----------
   Increase (decrease) in units outstanding      26,517         40,865       112,797         150,507        11,480            5,452
Beginning units                                 188,229        147,364       374,918         224,411         9,744            4,292
                                             ----------   ------------   -----------   -------------   -----------      -----------

Ending units                                    214,746        188,229       487,715         374,918        21,224            9,744
                                             ==========   ============   ===========   =============   ===========      ===========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                           SCUDDER VARIABLE SERIES II
                                              ------------------------------------------------------------------------------------

                                                GOVERNMENT & AGENCY                HIGH INCOME                   SMALL CAP
                                              SECURITIES PORTFOLIO (6)              PORTFOLIO                  GROWTH PORTFOLIO
                                              ------------------------      ------------------------      ------------------------
                                                2004           2003           2004           2003           2004           2003
                                              ---------      ---------      ---------      ---------      ---------      ---------
Increase (decrease) in net assets:
 From operations:
    Net investment income (loss)              $  23,146      $  21,438      $  40,509      $  22,691      $  (1,556)     $  (1,130)
    Net realized gain (loss) from investment
      transactions                               (1,060)        (2,891)           313           (414)        (2,835)        (7,312)
    Change in net unrealized appreciation
      (depreciation) of investments               3,777         (8,690)        46,738         60,054         22,903         43,189
                                              ---------      ---------      ---------      ---------      ---------      ---------
    Net increase (decrease) in net assets
      resulting from operations                  25,863          9,857         87,560         82,331         18,512         34,747
                                              ---------      ---------      ---------      ---------      ---------      ---------
 From contract transactions:
    Payments received from contract owners      397,223        492,290        481,760        362,526         72,403         73,165
    Transfers for contract benefits and
      terminations                              (44,042)       (39,560)       (37,203)       (20,900)        (9,784)        (6,047)
    Contract maintenance charges               (174,416)      (198,950)      (203,618)      (144,153)       (30,176)       (31,698)
    Transfers between subaccounts (including
      fixed account), net                       (12,471)       (10,320)        44,900         53,195        (14,110)        (8,774)
                                              ---------      ---------      ---------      ---------      ---------      ---------
    Net increase (decrease) in net assets
      from contract transactions                166,294        243,460        285,839        250,668         18,333         26,646
                                              ---------      ---------      ---------      ---------      ---------      ---------
    Total increase (decrease) in net assets     192,157        253,317        373,399        332,999         36,845         61,393
Net assets at beginning of period               804,123        550,806        568,358        235,359        158,704         97,311
                                              ---------      ---------      ---------      ---------      ---------      ---------
Net assets at end of period                   $ 996,280      $ 804,123      $ 941,757      $ 568,358      $ 195,549      $ 158,704
                                              =========      =========      =========      =========      =========      =========
Analysis of increase (decrease) in
  units outstanding:

  Units sold                                     15,178         26,241         25,524         25,073         10,330         11,490
  Units redeemed                                 (2,055)        (6,658)        (1,076)          (561)        (5,551)        (3,828)
                                              ---------      ---------      ---------      ---------      ---------      ---------
     Increase (decrease) in units outstanding    13,123         19,583         24,448         24,512          4,779          7,662
Beginning units                                  64,037         44,454         50,173         25,661         39,878         32,216
                                              ---------      ---------      ---------      ---------      ---------      ---------

Ending units                                     77,160         64,037         74,621         50,173         44,657         39,878
                                              =========      =========      =========      =========      =========      =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                               SCUDDER VARIABLE
                                                             SERIES II, CONTINUED          WM VARIABLE TRUST - EQUITY FUNDS
                                                           ------------------------   --------------------------------------------
                                                               DREMAN HIGH RETURN
                                                                EQUITY PORTFOLIO        EQUITY INCOME FUND     GROWTH & INCOME FUND
                                                           ------------------------   ---------------------   ---------------------
                                                              2004         2003          2004       2003        2004       2003(8)
                                                           -----------  -----------   ----------  ---------   ----------  ---------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                             $    38,581  $    32,785   $    1,467  $   1,826   $        7  $      (2)
  Net realized gain (loss) from investment transactions            205       (7,817)        (193)      (680)         (41)         1
  Change in net unrealized appreciation (depreciation) of
        investments                                            793,471    1,068,792       52,059     27,159        1,017        102
                                                           -----------  -----------   ----------  ---------   ----------  ---------
  Net increase (decrease) in net assets resulting from
        operations                                             832,257    1,093,760       53,333     28,305          983        101
                                                           -----------  -----------   ----------  ---------   ----------  ---------
 From contract transactions:
  Payments received from contract owners                     3,239,241    2,893,395      254,709     93,091       16,401      1,075
  Transfers for contract benefits and terminations            (303,196)    (198,725)      (7,645)    (3,240)         (25)         -
  Contract maintenance charges                              (1,389,281)  (1,183,522)     (85,254)   (35,539)      (5,165)      (215)
  Transfers between subaccounts (including fixed account)
        , net                                                    5,744      105,661      114,902     42,903        5,663      1,073
                                                           -----------  -----------   ----------  ---------   ----------  ---------
  Net increase (decrease) in net assets from contract
        transactions                                         1,552,508    1,616,809      276,712     97,215       16,874      1,933
                                                           -----------  -----------   ----------  ---------   ----------  ---------
  Total increase (decrease) in net assets                    2,384,765    2,710,569      330,045    125,520       17,857      2,034
Net assets at beginning of period                            5,178,387    2,467,818      164,116     38,596        2,034          -
                                                           -----------  -----------   ----------  ---------   ----------  ---------
Net assets at end of period                                $ 7,563,152  $ 5,178,387   $  494,161  $ 164,116   $   19,891  $   2,034
                                                           ===========  ===========   ==========  =========   ==========  =========
Analysis of increase (decrease) in units outstanding:
 Units sold                                                    112,633      137,268       22,897     10,583        1,538        197
 Units redeemed                                                 (8,278)      (2,628)      (1,075)      (691)        (188)       (29)
                                                           -----------  -----------   ----------  ---------   ----------  ---------
  Increase (decrease) in units outstanding                     104,355      134,640       21,822      9,892        1,350        168
Beginning units                                                357,235      222,595       14,231      4,339          168          -
                                                           -----------  -----------   ----------  ---------   ----------  ---------
Ending units                                                   461,590      357,235       36,053     14,231        1,518        168
                                                           ===========  ===========   ==========  =========   ==========  =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                          WM VARIABLE TRUST - EQUITY FUNDS, CONTINUED
                                                           ------------------------------------------------------------------------
                                                                                       INTERNATIONAL                MID CAP
                                                                GROWTH FUND             GROWTH FUND                STOCK FUND
                                                           ---------------------   ------------------------   ---------------------
                                                             2004       2003(8)       2004        2003(8)       2004        2003
                                                           ---------   ---------   ---------      ---------   ---------   ---------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                             $    (104)  $      (6)  $      (3)     $       -   $   6,479   $  (2,776)
  Net realized gain (loss) from investment transactions          (75)          1         (48)             -       3,749        (657)
  Change in net unrealized appreciation (depreciation) of
        investments                                            1,963         226       1,671             11      85,493     104,586
                                                           ---------   ---------   ---------      ---------   ---------   ---------
  Net increase (decrease) in net assets resulting from
        operations                                             1,784         221       1,620             11      95,721     101,153
                                                           ---------   ---------   ---------      ---------   ---------   ---------
 From contract transactions:
  Payments received from contract owners                      24,870       2,950      11,405            113     418,934     336,441
  Transfers for contract benefits and terminations              (199)          -         (17)             -     (33,078)    (19,172)
  Contract maintenance charges                                (7,278)       (639)     (3,593)           (46)   (174,926)   (135,722)
  Transfers between subaccounts (including fixed account),
        net                                                    4,440       2,482      12,890            182      32,892      23,486
                                                           ---------   ---------   ---------      ---------   ---------   ---------
  Net increase (decrease) in net assets from contract
        transactions                                          21,833       4,793      20,685            249     243,822     205,033
                                                           ---------   ---------   ---------      ---------   ---------   ---------
  Total increase (decrease) in net assets                     23,617       5,014      22,305            260     339,543     306,186
Net assets at beginning of period                              5,014           -         260              -     561,443     255,257
                                                           ---------   ---------   ---------      ---------   ---------   ---------
Net assets at end of period                                $  28,631   $   5,014   $  22,565      $     260   $ 900,986   $ 561,443
                                                           =========   =========   =========      =========   =========   =========
Analysis of increase (decrease) in units outstanding:
 Units sold                                                    1,996         438       1,565             21      22,202      20,708
 Units redeemed                                                 (212)        (25)       (100)            (2)     (2,523)       (566)
                                                           ---------   ---------   ---------      ---------   ---------   ---------
  Increase (decrease) in units outstanding                     1,784         413       1,465             19      19,679      20,142
Beginning units                                                  413           -          19              -      47,368      27,226
                                                           ---------   ---------   ---------      ---------   ---------   ---------
Ending units                                                   2,197         413       1,484             19      67,047      47,368
                                                           =========   =========   =========      =========   =========   =========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                                WM VARIABLE TRUST-
                                                                 WM VARIABLE TRUST - EQUITY FUNDS, CONTINUED    FIXED-INCOME FUNDS
                                                               ---------------------------------------------   --------------------
                                                                    SMALL CAP
                                                                  GROWTH FUND (7)      WEST COAST EQUITY FUND       INCOME FUND
                                                               ---------------------   ----------------------  --------------------
                                                                 2004        2003        2004       2003(8)      2004      2003(8)
                                                               ---------   ---------   ---------   ---------   ---------   --------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                                 $  (5,054)  $  (2,977)  $    (338)  $     (22)  $      83   $      -
  Net realized gain (loss) from investment transactions           (3,673)    (10,020)       (212)          4         (41)         -
  Change in net unrealized appreciation (depreciation) of
        investments                                               39,437     198,575      12,732       1,173          49          -
                                                               ---------   ---------   ---------   ---------   ---------   --------
  Net increase (decrease) in net assets resulting from
        operations                                                30,710     185,578      12,182       1,155          91          -
                                                               ---------   ---------   ---------   ---------   ---------   --------
 From contract transactions:
  Payments received from contract owners                         303,478     251,715      97,209       9,731       3,550         22
  Transfers for contract benefits and terminations               (24,776)    (19,423)     (1,842)          -           -          -
  Contract maintenance charges                                  (130,259)   (106,950)    (30,340)     (1,418)     (1,199)       (12)
  Transfers between subaccounts (including fixed account), net    28,606     (15,876)     36,819       8,989       3,741         34
                                                               ---------   ---------   ---------   ---------   ---------   --------
  Net increase (decrease) in net assets from contract
        transactions                                             177,049     109,466     101,846      17,302       6,092         44
                                                               ---------   ---------   ---------   ---------   ---------   --------
  Total increase (decrease) in net assets                        207,759     295,044     114,028      18,457       6,183         44
Net assets at beginning of period                                496,288     201,244      18,457           -          44          -
                                                               ---------   ---------   ---------   ---------   ---------   --------
Net assets at end of period                                    $ 704,047   $ 496,288   $ 132,485   $  18,457   $   6,227   $     44
                                                               =========   =========   =========   =========   =========   ========
Analysis of increase (decrease) in units outstanding:
 Units sold                                                       22,384      20,060       7,819       1,412         658          5
 Units redeemed                                                   (1,884)     (2,152)       (563)        (72)        (90)        (1)
                                                               ---------   ---------   ---------   ---------   ---------   --------
  Increase (decrease) in units outstanding                        20,500      17,908       7,256       1,340         568          4
Beginning units                                                   57,856      39,948       1,340           -           4          -
                                                               ---------   ---------   ---------   ---------   ---------   --------
Ending units                                                      78,356      57,856       8,596       1,340         572          4
                                                               =========   =========   =========   =========   =========   ========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                             WM VARIABLE TRUST - FIXED-INCOME FUNDS, CONTINUED
                                                                   ----------------------------------------------------------------
                                                                                                                   U.S. GOVERNMENT
                                                                    MONEY MARKET FUND   SHORT TERM INCOME FUND     SECURITIES FUND
                                                                   -------------------  ----------------------    -----------------
                                                                    2004       2003(8)      2004     2003(8)       2004     2003(8)
                                                                   -------     -------     -------   -------      ------    -------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                                     $    10     $     -     $    79   $    (5)     $    28   $     -
  Net realized gain (loss) from investment transactions                  -           -          (9)        -           (8)        -
  Change in net unrealized appreciation (depreciation) of
        investments                                                      -           -         (48)       35           15         1
                                                                   -------     -------     -------   -------      -------   -------
  Net increase (decrease) in net assets resulting from operations       10           -          22        30           35         1
                                                                   -------     -------     -------   -------      -------   -------
 From contract transactions:
  Payments received from contract owners                                10           -         906        12        3,073        75
  Transfers for contract benefits and terminations                       -           -           -         -           (1)        -
  Contract maintenance charges                                      (1,038)          -        (668)     (145)      (1,001)      (31)
  Transfers between subaccounts (including fixed account), net       8,656           -           -     2,488          271        88
                                                                   -------     -------     -------   -------      -------   -------
  Net increase (decrease) in net assets from contract transactions   7,628           -         238     2,355        2,342       132
                                                                   -------     -------     -------   -------      -------   -------
  Total increase (decrease) in net assets                            7,638           -         260     2,385        2,377       133
Net assets at beginning of period                                        -           -       2,385         -          133         -
                                                                   -------     -------     -------   -------      -------   -------
Net assets at end of period                                        $ 7,638     $     -     $ 2,645   $ 2,385      $ 2,510   $   133
                                                                   =======     =======     =======   =======      =======   =======
Analysis of increase (decrease) in units outstanding:
 Units sold                                                            871           -          85       248          292        16
 Units redeemed                                                       (104)          -         (62)      (14)         (62)       (3)
                                                                   -------     -------     -------   -------      -------   -------
  Increase (decrease) in units outstanding                             767           -          23       234          230        13
Beginning units                                                          -           -         234         -           13         -
                                                                   -------     -------     -------   -------      -------   -------
Ending units                                                           767           -         257       234          243        13
                                                                   =======     =======     =======   =======      =======   =======

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                    WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                                          -------------------------------------------------------------------------
                                                                                        CONSERVATIVE            CONSERVATIVE
                                                             BALANCED PORTFOLIO      BALANCED PORTFOLIO       GROWTH PORTFOLIO
                                                          -----------------------   --------------------   ------------------------
                                                             2004         2003         2004       2003        2004          2003
                                                          -----------   ---------   ---------   --------   -----------  -----------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                            $     7,496   $   2,902   $   1,595   $    914   $     6,180  $     2,286
  Net realized gain (loss) from investment transactions        (1,826)       (252)       (566)       (63)         (903)        (525)
  Change in net unrealized appreciation (depreciation)
        of investments                                        103,825      51,355      13,933     10,196       279,905      102,843
                                                          -----------   ---------   ---------   --------   -----------  -----------
  Net increase (decrease) in net assets resulting from
        operations                                            109,495      54,005      14,962     11,047       285,182      104,604
                                                          -----------   ---------   ---------   --------   -----------  -----------
 From contract transactions:
  Payments received from contract owners                    1,169,412     358,398     155,093    105,894     2,717,169      738,646
  Transfers for contract benefits and terminations            (33,678)     (6,415)     (7,188)      (508)     (112,585)     (11,455)
  Contract maintenance charges                               (446,886)   (126,042)    (66,182)   (23,001)   (1,034,472)    (231,994)
  Transfers between subaccounts (including fixed
        account), net                                         295,416     208,057      47,566     31,812       744,047      381,674
                                                          -----------   ---------   ---------   --------   -----------  -----------
  Net increase (decrease) in net assets from contract
        transactions                                          984,264     433,998     129,289    114,197     2,314,159      876,871
                                                          -----------   ---------   ---------   --------   -----------  -----------
  Total increase (decrease) in net assets                   1,093,759     488,003     144,251    125,244     2,599,341      981,475
Net assets at beginning of period                             576,184      88,181     128,119      2,875     1,025,240       43,765
                                                          -----------   ---------   ---------   --------   -----------  -----------
Net assets at end of period                               $ 1,669,943   $ 576,184   $ 272,370   $128,119   $ 3,624,581  $ 1,025,240
                                                          ===========   =========   =========   ========   ===========  ===========
Analysis of increase (decrease) in units outstanding:
 Units sold                                                    86,199      41,190      13,613     12,473       186,112       78,629
 Units redeemed                                                (7,195)     (2,532)     (2,649)    (1,780)       (7,257)      (1,808)
                                                          -----------   ---------   ---------   --------   -----------  -----------
  Increase (decrease) in units outstanding                     79,004      38,658      10,964     10,693       178,855       76,821
Beginning units                                                47,417       8,759      10,976        283        81,225        4,404
                                                          -----------   ---------   ---------   --------   -----------  -----------
Ending units                                                  126,421      47,417      21,940     10,976       260,080       81,225
                                                          ===========   =========   =========   ========   ===========  ===========

(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                                WM VARIABLE TRUST - STRATEGIC
                                                                           ASSET MANAGEMENT PORTFOLIOS, CONTINUED
                                                                    -----------------------------------------------------
                                                                             FLEXIBLE                  STRATEGIC
                                                                         INCOME PORTFOLIO           GROWTH PORTFOLIO
                                                                    -------------------------   -------------------------
                                                                       2004           2003         2004          2003
                                                                    -----------   -----------   -----------   -----------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)                                      $     1,011   $       179   $    (9,434)  $       554
  Net realized gain (loss) from investment transactions                    (175)          (24)       (1,426)         (213)
  Change in net unrealized appreciation (depreciation) of
    investments                                                           3,721         1,752       468,416       168,801
                                                                    -----------   -----------   -----------   -----------
  Net increase (decrease) in net assets resulting from operations         4,557         1,907       457,556       169,142
                                                                    -----------   -----------   -----------   -----------
 From contract transactions:
  Payments received from contract owners                                 54,989        21,670     3,613,946       866,178
  Transfers for contract benefits and terminations                       (2,885)       (2,222)      (90,785)      (13,145)
  Contract maintenance charges                                          (20,304)       (8,667)   (1,353,543)     (306,919)
  Transfers between subaccounts (including fixed account), net           31,687        16,322     1,237,865       645,082
                                                                    -----------   -----------   -----------   -----------
  Net increase (decrease) in net assets from contract transactions       63,487        27,103     3,407,483     1,191,196
                                                                    -----------   -----------   -----------   -----------
  Total increase (decrease) in net assets                                68,044        29,010     3,865,039     1,360,338
Net assets at beginning of period                                        34,499         5,489     1,432,919        72,581
                                                                    -----------   -----------   -----------   -----------
Net assets at end of period                                         $   102,543   $    34,499   $ 5,297,958   $ 1,432,919
                                                                    ===========   ===========   ===========   ===========
Analysis of increase (decrease) in units outstanding:
 Units sold                                                               7,270         3,114       260,776       104,149
 Units redeemed                                                          (1,694)         (614)       (3,931)         (786)
                                                                    -----------   -----------   -----------   -----------
  Increase (decrease) in units outstanding                                5,576         2,500       256,845       103,363
Beginning units                                                           3,035           535       110,736         7,373
                                                                    -----------   -----------   -----------   -----------
Ending units                                                              8,611         3,035       367,581       110,736
                                                                    ===========   ===========   ===========   ===========

----------------
(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Franklin Small Cap Fund

(3) Formerly named Janus Aggressive Growth Portfolio

(4) Formerly named Janus Capital Appreciation Portfolio

(5) Formerly named PIMCO Foreign Bond Portfolio

(6) Formerly named Scudder Government Securities Portfolio

(7) Formerly named WM Small Cap Stock Fund

(8) For the period beginning May 1, 2003 and ended December 31, 2003

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS

1.    THE COMPANY

      The Farmers Variable Life Separate Account A (the "Account"), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the "Company") during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries and a reinsurance company, Farmers Reinsurance Company.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the Variable Universal Life and Life Accumulator policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

      The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested at the direction of the policyholders in the subaccounts that comprise the Account. The Account is currently comprised of forty-four subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the "Funds").

      The Variable Universal Life portfolio includes:

      CALVERT VARIABLE SERIES, INC.

            Social Small Cap Growth Portfolio

      DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES

            Developing Leaders Portfolio
            Quality Bond Portfolio

      DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES

            Socially Responsible Growth Fund

      FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP - SERVICE CLASS SHARES

            Growth Portfolio
            Index 500 Portfolio
            Mid Cap Portfolio

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.    THE COMPANY (CONTINUED)

      FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES

            Small - Mid Cap Growth Securities Fund
            Global Asset Allocation Fund
            Developing Markets Securities Fund

      GOLDMAN SACHS VARIABLE INSURANCE TRUST

            Capital Growth Fund
            CORE Small Cap Equity Fund
            Mid Cap Value Fund

      JANUS ASPEN SERIES

            Mid Cap Growth Portfolio (Service Shares)
            Balanced Portfolio (Service Shares)
            Forty Portfolio (Institutional Shares)

      PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES

            Foreign Bond Portfolio (U.S. Dollar Hedged)
            Low Duration Portfolio

      SCUDDER VARIABLE SERIES I - CLASS A SHARES

            Bond Portfolio
            Global Discovery Portfolio
            Growth and Income Portfolio
            International Portfolio
            Money Market Portfolio

      SCUDDER VARIABLE SERIES II - CLASS A SHARES

            Government & Agency Securities Portfolio
            High Income Portfolio
            Small Cap Growth Portfolio
            Dreman High Return Equity Portfolio

      WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES

            Equity Income Fund
            Mid Cap Stock Fund
            Small Cap Growth Fund

      WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2 SHARES


            Balanced Portfolio
            Conservative Balanced Portfolio
            Conservative Growth Portfolio
            Flexible Income Portfolio
            Strategic Growth Portfolio

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.    THE COMPANY (CONTINUED)

      The Life Accumulator portfolio includes:

      SCUDDER INVESTMENTS VIT FUNDS - CLASS B SHARES

            Equity 500 Index Fund

      WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES

            Equity Income Fund
            Growth & Income Fund
            Growth Fund
            International Growth Fund
            Mid Cap Stock Fund
            Small Cap Growth Fund
            West Coast Equity Fund

      WM VARIABLE TRUST - FIXED-INCOME FUNDS - CLASS 2 SHARES

            Income Fund
            Money Market Fund
            Short Term Income Fund
            U.S. Government Securities Fund

      WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2 SHARES

            Balanced Portfolio
            Conservative Balanced Portfolio
            Conservative Growth Portfolio
            Flexible Income Portfolio
            Strategic Growth Portfolio

      The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account ("Fixed Account"), to which policyholders may direct their deposits and receive a fixed rate of return.

      The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.    SIGNIFICANT ACCOUNTING POLICIES

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS AND ACCUMULATION UNIT VALUES

      Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2004. Accumulation unit values are computed daily based on total net assets of the Account.

      REALIZED GAINS AND LOSSES

      Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

      PAYABLE TO FARMERS NEW WORLD LIFE INSURANCE COMPANY

      Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective portfolios to the Company for asset-based charges.

      FEDERAL INCOME TAX

      The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

      DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.    EXPENSES

                       FEES AND CHARGES                             VARIABLE UNIVERSAL LIFE        LIFE ACCUMULATOR
                       ----------------                             -----------------------        ----------------
MORTALITY AND EXPENSE RISK CHARGE
Basic charges are assessed through reduction of unit values.                 0.90%                   0.25% - 0.70%

PREMIUM CHARGE
Charge is deducted upon payment of each premium.                             3.50%                       4.25%

PARTIAL WITHDRAWAL CHARGE
Charge is deducted upon cash withdrawal.                             2.0% not to exceed $25     2.0% not to exceed $25

SURRENDER CHARGE
Charges are deducted upon full surrender                                                       $0 - $51.68 per $1,000 of
                                                                                                      face amount
Deferred Sales Charge Component                                     $0 - $75 per $1,000 of
                                                                           face amount
Administrative Component                                            $0 - $17.50 per $1,000 of
                                                                           face amount

INCREASE IN PRINCIPAL SUM CHARGE
Charge is deducted upon increase in principal sum.                  $1.50 per $1,000, not to              NA
                                                                            exceed $300

TRANSFER CHARGE
This charge is assessed through the redemption of units.                     $0 - $25                  $0 - $25

ADDITIONAL ANNUAL REPORT FEE
This charge is assessed through the redemption of units.                        $5                        $5

MONTHLY ADMINISTRATIVE CHARGE
This charge is assessed monthly through the redemption of units,             $5 - $8                   $7 - $10
on the issue date and on each monthly due date.

COST OF INSURANCE
This charge is assessed monthly through the redemption of units,    $0.06 - $83.07 per $1,000  $0.03 - $83.33 per $1,000
on the issue date and on each monthly due date.                         of benefit amount          of benefit amount

MONTHLY SPECIAL PREMIUM CLASS CHARGE
This charge is assessed monthly through the redemption of units,    Up to four times the Cost  Up to four times the Cost
on the issue date and on each monthly due date.                        of Insurance Charge.       of Insurance Charge.
                                                                       The Special Premium        The Special Premium
                                                                      Class Charge for most      Class Charge for most
                                                                          policies is $0.            policies is $0.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3. EXPENSES (CONTINUED)

FEES AND CHARGESO                                                    VARIABLE UNIVERSAL LIFE         LIFE ACCUMULATOR
----------------                                                    -----------------------         ----------------
FLAT EXTRA MONTHLY CHARGE
This charge is assessed monthly through the redemption of units,  $0 - $1,000 per $1,000 of    $0 - $1,000 per $  1,000 of
on the issue date and on each monthly due date.                          benefit amount               benefit amount

MONTHLY UNDERWRITING AND SALES CHARGE
This charge is assessed monthly through the redemption of units,               NA              $0.24 - $0.88 per $1,000 of
on the issue date and on each monthly due date during the first                                       benefit amount
five years and within five years after any increase in principal

LOAN INTEREST SPREAD
Assessed at the end of each policy year, at which point interest   1.5% - 5.0% of the policy    0.25% of the policy loan
is added to the outstanding loan balance and a smaller amount of            loan balance                    balance
interest is credited to the policy's fixed account.

ACCIDENTAL DEATH BENEFIT RIDER
This charge is assessed monthly through the redemption of units,  $0.04 - $0.38 per $1,000 of               NA
on the issue date and on each monthly due date.                           rider amount

MONTHLY DISABILITY BENEFIT RIDER
This charge is assessed monthly through the redemption of units,      $4 -$40 per $100 of          $4 -$40 per $100 of
on the issue date and on each monthly due date.                          monthly benefit             monthly benefit

CHILDREN'S TERM RIDER
This charge is assessed monthly through the redemption of units,  $0.78 - $0.87 per $1,000 of               NA
on the issue date and on each monthly due date.                           rider amount

ADDITIONAL INSURED TERM RIDER
This charge is assessed monthly through the redemption of units,  $0.09 - $4.35 per $1,000 of               NA
on the issue date and on each monthly due date.                           rider amount

ACCELERATED DEATH BENEFIT RIDER
This charge is deducted upon benefit payment.                     $ 75.08 - $1,000 per $1,000               NA
                                                                     of the benefit amount

PORTFOLIO OPERATING EXPENSES

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly by the policyholders, which currently ranges up to 2%.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

4.    PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2004 consist of the following:

                                                                         PURCHASES        SALES
                                                                         ---------        -----
CALVERT VARIABLE SERIES, INC.
   Social Small Cap Growth Portfolio                                    $   21,399       $ 5,020

DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES
   Developing Leaders Portfolio                                            333,617         29,074
   Quality Bond Portfolio                                                  198,577          9,952

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS
SHARES
   Socially Responsible Growth Fund                                         10,805          3,545

FIDELITY VARIABLE INSURANCE PRODUCT FUNDS VIP - SERVICE CLASS SHARES
   Growth Portfolio                                                      1,121,560         55,311
   Index 500 Portfolio                                                     999,481         37,746
   Mid Cap Portfolio                                                       260,363         26,176

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
SHARES
   Small - Mid Cap Growth Securities Fund                                  234,758         20,071
   Global Asset Allocation Fund                                             51,504          9,683
   Developing Markets Securities Fund                                      118,512          3,154

GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Capital Growth Fund                                                     979,249         48,103
   CORE Small Cap Equity Fund                                               48,023         13,486
   Mid Cap Value Fund                                                      772,243         57,248

JANUS ASPEN SERIES
   Mid Cap Growth Portfolio (Service Shares)                               140,091         27,616
   Balanced Portfolio (Service Shares)                                     120,925         21,742
   Forty Portfolio (Institutional Shares)                                1,138,897        148,178

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES
   Foreign Bond Portfolio (U.S. Dollar Hedged)                             338,190         11,844
   Low Duration Portfolio                                                  351,177         12,416

SCUDDER INVESTMENTS VIT FUNDS - CLASS B SHARES
   Equity 500 Index Fund                                                   205,164         17,205

SCUDDER VARIABLE SERIES I - CLASS A SHARES
   Bond Portfolio                                                          272,767         12,241
   Global Discovery Portfolio                                              412,691         34,454
   Growth and Income Portfolio                                             303,226         92,700
   International Portfolio                                                 711,651         61,436
   Money Market Portfolio                                                  139,017         15,204

SCUDDER VARIABLE SERIES II - CLASS A SHARES
   Government & Agency Securities Portfolio                                220,866         31,320
   High Income Portfolio                                                   341,544         14,936
   Small Cap Growth Portfolio                                               40,534         23,736
   Dreman High Return Equity Portfolio                                   1,740,671        148,010

WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES
   Equity Income Fund                                                      292,337         13,958
   Growth & Income Fund                                                     19,252          2,361
   Growth Fund                                                              24,406          2,663
   International Growth Fund                                                22,097          1,404
   Mid Cap Stock Fund                                                      284,972         34,441
   Small Cap Growth Fund                                                   193,217         21,095
   West Coast Equity Fund                                                  109,619          8,047

WM VARIABLE TRUST - FIXED-INCOME FUNDS - CLASS 2 SHARES
   Income Fund                                                               7,136            960
   Money Market Fund                                                         8,695          1,053
   Short Term Income Fund                                                      964            646
   U.S. Government Securities Fund                                           3,008            637

WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2
SHARES
   Balanced Portfolio                                                    1,084,450         91,927
   Conservative Balanced Portfolio                                         163,011         32,024
   Conservative Growth Portfolio                                         2,420,414         98,223
   Flexible Income Portfolio                                                84,547         20,004
   Strategic Growth Portfolio                                            3,458,497         57,789

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.    FINANCIAL HIGHLIGHTS

      The Company sells variable universal life products, which have unique combinations of features and fees that are charges against the policyholder's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

      The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

                                                        AT DECEMBER 31                  FOR THE PERIOD ENDED DECEMBER 31
                                            ---------------------------------- ------------------------------------------------
                                                                               INVESTMENT
                                                          UNIT          NET      INCOME    EXPENSE RATIO**   TOTAL RETURN ***
                                             UNITS     FAIR VALUE      ASSETS     RATIO*  LOWEST TO HIGHEST LOWEST TO HIGHEST
                                            ------- ---------------- --------- ---------- ----------------- -------------------
CALVERT VARIABLE SERIES, INC:
  Social Small Cap Growth Portfolio
           2004                               3,101 $12.55 to $12.55 $  38,919      0.00%   0.87% to 0.87%    9.47%  to    9.47%
           2003                               1,705  11.46 to  11.46    19,551      1.77%   0.87% to 0.87%   38.33%  to   38.33%
           2002                                 946   8.29 to   8.29     7,843      2.32%   0.87% to 0.87%  (23.24)% to  (23.24)%
           2001(3)                              292  10.80 to  10.80     3,149      0.00%   0.75% to 0.75%    6.44%  to    6.44%

DREYFUS VARIABLE INVESTMENT FUND -
  SERVICE CLASS SHARES:
    Developing Leaders Portfolio (4)
           2004                             119,968  11.12 to  11.12 1,333,734      0.00%   0.88% to 0.88%   10.05%  to   10.05%
           2003                              89,794  10.10 to  10.10   907,093      0.00%   0.87% to 0.87%   30.18%  to   30.18%
           2002                              51,115   7.76 to   7.76   396,650      0.01%   0.85% to 0.85%  (20.03)% to  (20.03)%
           2001(3)                           12,626   9.70 to   9.70   122,518      0.44%   0.78% to 0.78%   (3.49)% to   (3.49)%

    Quality Bond Portfolio
           2004                              50,640  11.56 to  11.56   585,490      3.91%   0.89% to 0.89%    2.13%  to    2.13%
           2003                              35,224  11.32 to  11.32   398,763      3.71%   0.87% to 0.87%    3.85%  to    3.85%
           2002                              18,773  10.90 to  10.90   204,653      4.76%   0.86% to 0.86%    6.51%  to    6.51%
           2001(3)                            6,903  10.23 to  10.23    70,652      5.93%   0.78% to 0.78%    2.02%  to    2.02%

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND -
  SERVICE CLASS SHARES:
    Socially Responsible Growth Fund
           2004                               3,889   7.78 to   7.78    30,246      0.18%   0.89% to 0.89%    4.99%  to    4.99%
           2003                               2,883   7.41 to   7.41    21,359      0.01%   0.87% to 0.87%   24.63%  to   24.63%
           2002                               1,759   5.94 to   5.94    10,457      0.02%   0.86% to 0.86%  (29.77)% to  (29.77)%
           2001(3)                              530   8.46 to   8.46     4,485      0.00%   0.83% to 0.83%  (16.73)% to  (16.73)%

FIDELITY VARIABLE INSURANCE PRODUCT FUNDS
  VIP - SERVICE CLASS SHARES:
    Growth Portfolio
           2004                             417,009   8.25 to   8.25 3,438,627      0.14%   0.88% to 0.88%    2.34%  to    2.34%
           2003                             280,113   8.06 to   8.06 2,256,978      0.14%   0.87% to 0.87%   31.60%  to   31.60%
           2002                             151,646   6.12 to   6.12   928,483      0.06%   0.85% to 0.85%  (30.82)% to  (30.82)%
           2001(3)                           29,379   8.85 to   8.85   260,024      0.00%   0.78% to 0.78%  (12.84)% to  (12.84)%

    Index 500 Portfolio
           2004                             306,285   9.86 to   9.86 3,020,875      1.01%   0.88% to 0.88%    9.52%  to    9.52%
           2003                             201,988   9.01 to   9.01 1,818,953      1.01%   0.87% to 0.87%   27.13%  to   27.13%
           2002                             107,269   7.08 to   7.08   759,850      0.60%   0.85% to 0.85%  (23.02)% to  (23.02)%
           2001(3)                           22,847   9.20 to   9.20   210,224      0.00%   0.78% to 0.78%   (9.21)% to   (9.21)%

    Mid Cap Portfolio
           2004                              69,155  15.71 to  15.71 1,086,600      0.00%   0.88% to 0.88%   23.66%  to   23.66%
           2003                              51,265  12.71 to  12.71   651,405      0.23%   0.87% to 0.87%   37.29%  to   37.29%
           2002                              29,179   9.26 to   9.26   270,068      0.38%   0.85% to 0.85%  (10.70)% to  (10.70)%
           2001(3)                            6,332  10.36 to  10.36    65,630      0.00%   0.78% to 0.78%    3.26%  to    3.26%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      AT DECEMBER 31                   FOR THE PERIOD ENDED DECEMBER 31
                                            ---------------------------------- ------------------------------------------------
                                                                               INVESTMENT
                                                          UNIT          NET      INCOME    EXPENSE RATIO**   TOTAL RETURN ***
                                             UNITS     FAIR VALUE      ASSETS    RATIO*   LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                            ------- ---------------- --------- ---------- ----------------- -------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES:
  Small - Mid Cap Growth Securities
    Fund(5)
          2004                               84,454 $10.00 to $10.00 $ 844,785    0.00%     0.88% to 0.88%   10.48%  to  10.48%
          2003                               60,573   9.05 to   9.05   548,438    0.00%     0.86% to 0.86%   36.02%  to  36.02%
          2002                               31,022   6.66 to   6.66   206,495    0.22%     0.85% to 0.85%  (29.32)% to (29.32)%
          2001(3)                             6,564   9.42 to   9.42    61,822    0.07%     0.78% to 0.78%  (6.85)%  to  (6.85)%

  Global Asset Allocation Fund(6)
          2004                                6,632  13.10 to  13.10    86,863    2.47%     0.87% to 0.87%   14.68%  to  14.68%
          2003                                3,062  11.42 to  11.42    34,974    2.29%     0.85% to 0.85%   30.78%  to  30.78%
          2002                                1,033   8.73 to   8.73     9,023    1.52%     0.85% to 0.85%   (5.24)% to  (5.24)%
          2001(3)                               156   9.22 to   9.22     1,435    0.00%     0.54% to 0.54%   (8.57)% to  (8.57)%

  Developing Markets Securities Fund
          2004                               15,581  11.75 to  11.75   183,106    1.43%     0.84% to 0.84%   23.60%  to  23.60%
          2003                                4,125   9.51 to   9.51    39,217    1.11%     0.87% to 0.87%   51.63%  to  51.63%
          2002                                3,082   6.27 to   6.27    19,325    1.60%     0.90% to 0.90%   (1.04)% to  (1.04)%
          2001                                2,029   6.34 to   6.34    12,858    0.54%     0.79% to 0.79%   (8.96)% to  (8.96)%

GOLDMAN SACHS VARIABLE INSURANCE TRUST:
  Capital Growth Fund
          2004                              340,622   8.93 to   8.93 3,040,499    0.84%     0.88% to 0.88%    8.11%  to   8.11%
          2003                              229,285   8.26 to   8.26 1,893,101    0.35%     0.87% to 0.87%   22.63%  to 22.63%
          2002                              116,688   6.73 to   6.73   785,620    0.33%     0.85% to 0.85%  (25.01)% to (25.01)%
          2001(3)                            21,988   8.98 to   8.98   197,405    0.51%     0.78% to 0.78%  (11.53)% to (11.53)%

  CORE Small Cap Equity Fund
          2004                                4,546  14.44 to  14.44    65,653    0.28%     0.87% to 0.87%   15.29%  to  15.29%
          2003                                2,138  12.53 to  12.53    26,776    0.30%     0.87% to 0.87%   44.70%  to  44.70%
          2002                                1,140   8.66 to   8.66     9,867    0.57%     0.84% to 0.84%  (15.73)% to (15.73)%
          2001(3)                                65  10.27 to  10.27       665    1.65%     0.82% to 0.82%    1.94%  to   1.94%

  Mid Cap Value Fund
          2004                              163,483  16.01 to  16.01 2,617,553    0.66%     0.88% to 0.88%   24.76%  to  24.76%
          2003                              127,826  12.83 to  12.83 1,640,473    1.08%     0.87% to 0.87%   27.25%  to  27.25%
          2002                               76,747  10.09 to  10.09   774,052    1.51%     0.85% to 0.85%   (5.54)% to  (5.54)%
          2001(3)                            22,816  10.68 to  10.68   243,622    2.77%     0.78% to 0.78%    6.49%  to   6.49%

JANUS ASPEN SERIES:
  Mid Cap Growth Portfolio (Service
  Shares)(7)
          2004                               91,731   8.78 to   8.78   805,623    0.00%     0.89% to 0.89%   19.40%  to  19.40%
          2003                               76,281   7.36 to   7.36   561,091    0.00%     0.87% to 0.87%   33.56%  to  33.56%
          2002                               52,542   5.51 to   5.51   289,364    0.00%     0.87% to 0.87%  (28.76)% to (28.76)%
          2001(3)                            17,554   7.73 to   7.73   135,706    0.00%     0.78% to 0.78%  (22.80)% to (22.80)%

  Balanced Portfolio (Service Shares)
          2004                               24,299  10.84 to  10.84   263,426    2.58%     0.88% to 0.88%    7.32%  to   7.32%
          2003                               14,943  10.10 to  10.10   150,944    2.13%     0.87% to 0.87%   12.71%  to  12.71%
          2002                                6,905   8.96 to   8.96    61,883    2.49%     0.85% to 0.85%   (7.51)% to (7.51)%
          2001(3)                             1,440   9.69 to   9.69    13,955    2.67%     0.83% to 0.83%   (3.81)% to (3.81)%

  Forty Portfolio (Institutional Shares)(8)
          2004                              957,643   6.23 to   6.23 5,969,801    0.27%     0.88% to 0.88%   17.17%  to  17.17%
          2003                              772,729   5.32 to   5.32 4,111,114    0.50%     0.88% to 0.88%   19.46%  to  19.46%
          2002                              510,004   4.45 to   4.45 2,271,324    0.64%     0.88% to 0.88%  (16.42)% to (16.42)%
          2001                              246,062   5.33 to   5.33 1,311,201    2.10%     0.84% to 0.84%  (22.32)% to (22.32)%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      AT DECEMBER 31                   FOR THE PERIOD ENDED DECEMBER 31
                                            ---------------------------------- ------------------------------------------------
                                                                               INVESTMENT
                                                          UNIT          NET      INCOME    EXPENSE RATIO**   TOTAL RETURN ***
                                             UNITS     FAIR VALUE      ASSETS    RATIO*   LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                            ------- ---------------- --------- ---------- ----------------- -------------------
PIMCO VARIABLE INSURANCE TRUST -
 ADMINISTRATIVE CLASS SHARES:
  Foreign Bond Portfolio (U.S. Dollar
   Hedged) (9)
          2004                               66,249 $12.82 to $12.82 $ 849,161      1.99%   0.88% to 0.88%    4.62%  to   4.62%
          2003                               42,088  12.25 to  12.25   515,667      2.55%   0.87% to 0.87%    1.35%  to   1.35%
          2002                               20,826  12.09 to  12.09   251,780      3.38%   0.86% to 0.86%    7.22%  to   7.22%
          2001                                5,994  11.27 to  11.27    67,588      4.10%   0.79% to 0.79%    6.67%  to   6.67%

  Low Duration Portfolio (10)
          2004                               89,186  12.25 to  12.25 1,092,330      1.25%   0.89% to 0.89%    0.94%  to   0.94%
          2003                               61,962  12.13 to  12.13   751,847      1.69%   0.88% to 0.88%    1.43%  to   1.43%
          2002                               34,605  11.96 to  11.96   413,995      3.31%   0.86% to 0.86%    6.10%  to   6.10%
          2001                               14,216  11.28 to  11.28   160,295      5.98%   0.82% to 0.82%    6.68%  to   6.68%

SCUDDER INVESTMENTS VIT FUNDS
 CLASS B SHARES:
  Equity 500 Index Fund
          2004                               20,687  13.32 to  13.32   275,559      0.56%   0.66% to 0.66%    9.55%  to   9.55%
          2003(1)                             5,667  12.16 to  12.16    68,911      0.00%   0.39% to 0.39%   21.72%  to  21.72%
          2002                                    -      -         -         -         -       -        -        -           -
          2001                                    -      -         -         -         -       -        -        -           -

SCUDDER VARIABLE SERIES I - CLASS A
 SHARES:
 Bond Portfolio
          2004                               57,711  13.15 to  13.15   758,774      3.49%   0.88% to 0.88%    4.44%  to   4.44%
          2003                               38,667  12.59 to  12.59   486,791      3.51%   0.87% to 0.87%    4.12%  to   4.12%
          2002                               21,670  12.09 to  12.09   261,995      5.05%   0.87% to 0.87%    6.70%  to   6.70%
          2001                               10,624  11.33 to  11.33   120,389      2.52%   0.84% to 0.84%    4.83%  to   4.83%

 Global Discovery Portfolio
          2004                              138,802  12.14 to  12.14 1,684,385      0.24%   0.88% to 0.88%   22.24%  to  22.24%
          2003                              101,619   9.93 to   9.93 1,008,781      0.08%   0.87% to 0.87%   47.76%  to  47.76%
          2002                               55,919   6.72 to   6.72   375,683      0.00%   0.84% to 0.84%  (20.60)% to (20.60)%
          2001(3)                            10,994   8.46 to   8.46    93,029      0.00%   0.78% to 0.78%  (15.63)% to (15.63)%

 Growth and Income Portfolio
          2004                              214,746   8.66 to   8.66 1,859,911      0.75%   0.89% to 0.89%    9.17%  to   9.17%
          2003                              188,229   7.93 to   7.93 1,493,246      0.99%   0.88% to 0.88%   25.61%  to  25.61%
          2002                              147,364   6.32 to   6.32   930,709      0.89%   0.89% to 0.89%  (23.81)% to (23.81)%
          2001                               91,915   8.29 to   8.29   761,946      0.95%   0.85% to 0.85%  (12.09)% to (12.09)%

 International Portfolio
          2004                              487,715   6.40 to   6.40 3,123,382      1.21%   0.88% to 0.88%   15.49%  to  15.49%
          2003                              374,918   5.55 to   5.55 2,078,998      0.68%   0.88% to 0.88%   26.61%  to  26.61%
          2002                              224,411   4.38 to   4.38   982,844      0.67%   0.86% to 0.86%  (19.10)% to (19.10)%
          2001                               65,699   5.41 to   5.41   355,652      0.16%   0.81% to 0.81%  (31.48)% to (31.48)%

 Money Market Portfolio
          2004                               21,224  10.78 to  10.78   228,760      0.94%   0.86% to 0.86%    0.01%  to   0.01%
          2003                                9,744  10.78 to  10.78   105,017      0.75%   0.87% to 0.87%   (0.09)% to  (0.09)%
          2002                                4,292  10.79 to  10.79    46,289      1.37%   0.84% to 0.84%    0.58%  to   0.58%
          2001                                1,268  10.72 to  10.72    13,596      4.13%   0.83% to 0.83%    2.92%  to   2.92%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
 NOTES TO FINANCIAL STATEMENTS CONTINUED

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                      AT DECEMBER 31                        FOR THE PERIOD ENDED DECEMBER 31
                            -------------------------------------  --------------------------------------------------
                                                                   INVESTMENT
                                          UNIT            NET        INCOME    EXPENSE RATIO **    TOTAL RETURN ***
                             UNITS      FAIR VALUE       ASSETS      RATIO *   LOWEST TO HIGHEST   LOWEST TO HIGHEST
                            -------  ----------------  ----------  ----------  -----------------  -------------------
SCUDDER VARIABLE SERIES II
 - CLASS A SHARES:

Government & Agency
 Securities Portfolio (11)

         2004                77,160  $12.91 to $12.91  $  996,280     2.62%      0.89% to 0.89%    2.82%  to   2.82 %
         2003                64,037   12.56 to  12.56     804,123     2.47%      0.89% to 0.89%    1.35%  to   1.35 %
         2002                44,454   12.39 to  12.39     550,806     2.69%      0.87% to 0.87%    7.09%  to   7.09 %
         2001                19,761   11.57 to  11.57     228,643     1.92%      0.83% to 0.83%    6.54%  to   6.54 %

High Income Portfolio (12)

         2004                74,621   12.62 to  12.62     941,757     6.28%      0.88% to 0.88%   11.41%  to  11.41 %
         2003                50,173   11.33 to  11.33     568,358     6.49%      0.87% to 0.87%   23.51%  to  23.51 %
         2002                25,661    9.17 to   9.17     235,359     5.96%      0.85% to 0.85%   (1.19)% to  (1.19)%
         2001                 6,532    9.28 to   9.28      60,631     1.31%      0.78% to 0.78%    1.67%  to   1.67 %

Small Cap Growth Portfolio

         2004                44,657    4.38 to   4.38     195,549     0.00%      0.89% to 0.89%   10.03%  to  10.03 %
         2003                39,878    3.98 to   3.98     158,704     0.00%      0.88% to 0.88%   31.76%  to  31.76 %
         2002                32,216    3.02 to   3.02      97,311     0.00%      0.89% to 0.89%  (34.06)% to (34.06)%
         2001                18,580    4.58 to   4.58      85,110     0.00%      0.84% to 0.84%  (29.42)% to (29.42)%

Dreman High Return Equity
 Portfolio

         2004               461,590   16.39 to  16.39   7,563,152     1.51%      0.88% to 0.88%   13.03%  to   13.03%
         2003               357,235   14.50 to  14.50   5,178,387     1.76%      0.87% to 0.87%   30.75%  to   30.75%
         2002               222,595   11.09 to  11.09   2,467,818     0.70%      0.87% to 0.87%  (18.77)% to (18.77)%
         2001                76,910   13.65 to  13.65   1,049,639     0.58%      0.83% to 0.83%    0.79%  to   0.79 %

WM VARIABLE TRUST - EQUITY
 FUNDS
CLASS 2 SHARES:
Equity Income Fund

         2004                36,053   13.47 to  14.70     494,161     1.35%      0.10% to 0.72%   17.75%  to  17.99 %
         2003                14,231   11.44 to  12.46     164,116     2.28%      0.02% to 0.83%   24.49%  to  28.58 %
         2002                 4,339    8.89 to   8.89      38,596     1.77%      0.85% to 0.85%  (13.45)% to (13.45)%
         2001(3)                902   10.28 to  10.28       9,272     0.00%      0.75% to 0.75%    2.29%  to   2.29 %

Growth & Income Fund

         2004                 1,518   13.10 to  13.10      19,891     0.73%      0.66% to 0.66%    8.02%  to   8.02 %
         2003(1)                168   12.13 to  12.13       2,034     0.00%      0.53% to 0.53%   21.03%  to  21.03 %
         2002                     -       -         -           -        -          -        -        -           -
         2001                     -       -         -           -        -          -        -        -           -

Growth Fund

         2004                 2,197   13.04 to  13.04      28,631     0.00%      0.66% to 0.66%    7.26%  to   7.26 %
         2003(1)                413   12.16 to  12.16       5,014     0.00%      0.60% to 0.60%    21.68% to  21.68 %
         2002                     -       -         -           -        -          -        -        -           -
         2001                     -       -         -           -        -          -        -        -           -

International Growth Fund

         2004                 1,484   15.20 to  15.20      22,565     0.55%      0.60% to 0.60%   12.54%  to  12.54 %
         2003(1)                 19   13.51 to  13.51         260     0.00%      0.00% to 0.00%   34.47%  to  34.47 %
         2002                     -       -         -           -        -          -        -        -           -
         2001                     -       -         -           -        -          -        -        -           -

Mid Cap Stock Fund

         2004                67,047   13.41 to  14.30     900,986     0.19%      0.01% to 0.86%   13.26%  to  13.48 %
         2003                47,368   11.84 to  12.60     561,443     0.17%      0.00% to 0.87%   26.30%  to  26.31 %
         2002                27,226    9.38 to   9.38     255,257     0.16%      0.85% to 0.85%  (11.34)% to (11.34)%
         2001(3)              7,209   10.57 to  10.57      76,228     0.02%      0.78% to 0.78%    4.98%  to   4.98 %

Small Cap Growth Fund (13)

         2004                78,356    8.84 to  16.77     704,047     0.00%      0.02% to 0.87%   3.56%   to   3.76 %
         2003                57,856    8.53 to  16.16     496,288     0.00%      0.00% to 0.87%   61.57%  to  69.41 %
         2002                39,948    5.04 to   5.04     201,244     0.00%      0.85% to 0.85%  (47.75)% to (47.75)%
         2001(3)              7,266    9.64 to   9.64      70,061     1.18%      0.77% to 0.77%   (5.16)% to  (5.16)%

West Coast Equity Fund

         2004                 8,596   15.41 to  15.41     132,485     0.08%      0.65% to 0.65%   11.93%  to  11.93 %
         2003(1)              1,340   13.77 to  13.77      18,457     0.00%      0.57% to 0.57%   37.49%  to  37.49 %
         2002                     -       -         -           -        -          -        -        -           -
         2001                     -       -         -           -        -          -        -        -           -

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

 5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    AT DECEMBER 31                     FOR THE PERIOD ENDED DECEMBER 31
                                        -------------------------------------  ------------------------------------------------
                                                                               INVESTMENT
                                                        UNIT          NET        INCOME    EXPENSE RATIO **   TOTAL RETURN ***
                                         UNITS       FAIR VALUE      ASSETS       RATIO *  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                        -------  ----------------  ----------  ----------  -----------------  -----------------
WM VARIABLE TRUST - FIXED-INCOME FUNDS
 CLASS 2 SHARES:
  Income Fund
       2004                                 572  $10.88 to $10.88  $    6,227     4.62%      0.54% to 0.54%    4.58% to   4.58%
       2003 (1)                               4   10.40 to  10.40          44     0.00%      0.00% to 0.00%    4.03% to   4.03%
       2002                                   -       -         -           -        -          -        -        -          -
       2001                                   -       -         -           -        -          -        -        -          -
       2001
  Money Market Fund
       2004                                 767    9.96 to   9.96       7,638     0.88%      0.59% to 0.59%   (0.10)% to (0.10)%
       2003 (1)                               -    9.97 to   9.97           -     0.00%      0.00% to 0.00%   (0.26)% to (0.26)%
       2002                                   -       -         -           -        -          -        -        -          -
       2001                                   -       -         -           -        -          -        -        -          -

  Short Term Income Fund
       2004                                 257   10.28 to  10.28       2,645     3.85%      0.71% to 0.71%    0.89% to   0.89%
       2003 (1)                             234   10.19 to  10.19       2,385     0.00%      0.64% to 0.64%    1.89% to   1.89%
       2002                                   -       -         -           -        -          -        -        -          -
       2001                                   -       -         -           -        -          -        -        -          -

  U.S. Government Securities Fund
       2004                                 243   10.32 to  10.32       2,510     3.24%      0.65% to 0.65%    2.87% to   2.87%
       2003 (1)                              13   10.03 to  10.03         133     0.00%      0.00% to 0.00%    0.30% to   0.30%
       2002                                   -       -         -           -        -          -        -        -          -
       2001                                   -       -         -           -        -          -        -        -          -

WM VARIABLE TRUST - STRATEGIC ASSET
 MANAGEMENT PORTFOLIOS - CLASS 2
 SHARES:
  Balanced Portfolio
       2004                             126,421   12.82 to  13.30   1,669,943     1.55%      0.12% to 0.71%    8.85% to   9.07%
       2003                              47,417   11.75 to  12.22     576,184     1.96%      0.01% to 0.81%   17.43% to  21.36%
       2002 (2)                           8,759   10.07 to  10.07      88,181     0.00%      0.75% to 0.75%    2.27% to   2.27%
       2001                                   -       -         -           -        -          -        -        -          -

  Conservative Balanced Portfolio
       2004                              21,940   12.00 to  12.59     272,370     1.69%      0.14% to 0.69%    6.91% to   7.12%
       2003                              10,976   11.20 to  11.77     128,119     1.97%      0.00% to 0.83%   11.90% to  15.78%
       2002 (2)                             283   10.17 to  10.17       2,875     0.00%      0.47% to 0.47%    2.67% to   2.67%
       2001                                   -       -         -           -        -          -        -        -          -

  Conservative Growth Portfolio
       2004                             260,080   13.62 to  13.98   3,624,581     1.12%      0.07% to 0.77%   10.58% to  10.80%
       2003                              81,225   12.29 to  12.64   1,025,240     1.38%      0.01% to 0.80%   22.81% to  27.22%
       2002 (2)                           4,404    9.94 to   9.94      43,765     0.00%      0.59% to 0.59%    1.89% to   1.89%
       2001                                   -       -         -           -        -          -        -        -          -

  Flexible Income Portfolio
       2004                               8,611   11.44 to  12.10     102,543     2.34%      0.15% to 0.66%    5.28% to   5.49%
       2003                               3,035   10.85 to  11.49      34,499     1.86%      0.04% to 0.78%    8.38% to  12.01%
       2002 (2)                             535   10.26 to  10.26       5,489     0.00%      0.76% to 0.76%    2.87% to   2.87%
       2001                                   -       -         -           -        -          -        -        -          -

  Strategic Growth Portfolio
       2004                             367,581   14.23 to  14.45   5,297,958     0.53%      0.08% to 0.75%   11.54% to  11.76%
       2003                             110,736   12.74 to  12.95   1,432,919     0.91%      0.01% to 0.80%   27.27% to  31.58%
       2002 (2)                           7,373    9.84 to   9.84      72,581     0.00%      0.61% to 0.61%    1.65% to   1.65%
       2001                                   -       -         -           -        -          -        -        -          -

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FINANCIAL HIGHLIGHTS (CONTINUED)

(1) For the period beginning May 1, 2003 and ended December 31, 2003.

(2) For the period beginning September 3, 2002 and ended December 31, 2002.

(3) For the period beginning May 1, 2001 and ended December 31, 2001.

(4) Formerly named Dreyfus Small Cap Portfolio.

(5) Formerly named Franklin Small Cap Fund.

(6) Formerly named Templeton Asset Strategy Fund.

(7) Formerly named Janus Aggressive Growth Portfolio.

(8) Formerly named Janus Capital Appreciation Portfolio.

(9) Formerly named PIMCO Foreign Bond Portfolio.

(10) Formerly named PIMCO Low Duration Bond Portfolio.

(11) Formerly named Scudder Government Securities Portfolio.

(12) Formerly named Scudder High Yield Portfolio.

(13) Formerly named WM Small Cap Stock Fund.

* These amounts represent the annualized dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
 NOTES TO FINANCIAL STATEMENTS, CONTINUED

6. UNITS ISSUED AND REDEEMED

                                                                  VARIABLE UNIVERSAL LIFE
                                                   ----------------------------------------------------------
                                                             UNITS                                                ACCUMULATION
                                                          OUTSTANDING                                              UNIT VALUE
                                                          DECEMBER 31,       UNITS      UNITS       UNITS         DECEMBER 31,
                                                   YEAR    PRIOR YEAR        ISSUED   REDEEMED    OUTSTANDING       YEAR END
                                                   ----   ------------      -------   --------    -----------     ------------
CALVERT VARIABLE SERIES, INC. SUBACCOUNT:
 Social Small Cap Growth Portfolio                 2004          1,705        1,809       (413)         3,101     $      12.55
                                                   2003            946          971       (212)         1,705            11.46
DREYFUS VARIABLE INVESTMENT FUND
 SUBACCOUNTS:
  Developing Leaders Portfolio (1)                 2004         89,794       32,735     (2,561)       119,968            11.12
                                                   2003         51,115       39,509       (830)        89,794            10.10

  Quality Bond Portfolio                           2004         35,224       16,157       (741)        50,640            11.56
                                                   2003         18,773       17,128       (677)        35,224            11.32
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND
 SUBACCOUNT:
  Socially Responsible Growth Fund                 2004          2,883        1,461       (455)         3,889             7.78
                                                   2003          1,759        1,680       (556)         2,883             7.41
FIDELITY VARIABLE INSURANCE PRODUCT FUNDS VIP
 SUBACCOUNTS:
  Growth Portfolio                                 2004        280,113      143,232     (6,336)       417,009             8.25
                                                   2003        151,646      130,190     (1,723)       280,113             8.06

  Index 500 Portfolio                              2004        201,988      107,806     (3,509)       306,285             9.86
                                                   2003        107,269       95,962     (1,243)       201,988             9.01

  Mid Cap Portfolio                                2004         51,265       19,575     (1,685)        69,155            15.71
                                                   2003         29,179       23,260     (1,174)        51,265            12.71
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST SUBACCOUNTS:
  Small - Mid Cap Growth Securities Fund (2)       2004         60,573       25,930     (2,049)        84,454            10.00
                                                   2003         31,022       30,505       (954)        60,573             9.05

  Global Asset Allocation Fund                     2004          3,062        4,361       (791)         6,632            13.10
                                                   2003          1,033        2,370       (341)         3,062            11.42

  Developing Markets Securities Fund               2004          4,125       11,778       (322)        15,581            11.75
                                                   2003          3,082        1,497       (454)         4,125             9.51
GOLDMAN SACHS VARIABLE INSURANCE TRUST
 SUBACCOUNTS:
  Capital Growth Fund                              2004        229,285      116,486     (5,149)       340,622             8.93
                                                   2003        116,688      114,269     (1,672)       229,285             8.26

  CORE Small Cap Equity Fund                       2004          2,138        3,387       (979)         4,546            14.44
                                                   2003          1,140        1,531       (533)         2,138            12.53

  Mid Cap Value Fund                               2004        127,826      39,188      (3,531)       163,483            16.01
                                                   2003         76,747       52,563     (1,484)       127,826            12.83
JANUS ASPEN SERIES SUBACCOUNTS:
  Mid Cap Growth Portfolio (Service Shares) (3)    2004         76,281       18,526     (3,076)        91,731             8.78
                                                   2003         52,542       25,267     (1,528)        76,281             7.36

  Balanced Portfolio (Service Shares)              2004         14,943       11,390     (2,034)        24,299            10.84
                                                   2003          6,905        9,178     (1,140)        14,943            10.10

  Forty Portfolio (Institutional Shares) (4)       2004        772,729      206,175    (21,261)       957,643             6.23
                                                   2003        510,004      268,662     (5,937)       772,729             5.32

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6. UNITS ISSUED AND REDEEMED (CONTINUED)

                                                                  VARIABLE UNIVERSAL LIFE
                                                   ----------------------------------------------------------
                                                             UNITS                                                ACCUMULATION
                                                          OUTSTANDING                                              UNIT VALUE
                                                          DECEMBER 31,       UNITS      UNITS       UNITS         DECEMBER 31,
                                                   YEAR    PRIOR YEAR        ISSUED   REDEEMED    OUTSTANDING       YEAR END
                                                   ----   ------------      -------   --------    -----------     ------------
PIMCO VARIABLE INSURANCE TRUST
 SUBACCOUNTS:
  Foreign Bond Portfolio (U.S. Dollar Hedged)(5)   2004         42,088       24,979       (818)        66,249     $      12.82
                                                   2003         20,826       22,099       (837)        42,088            12.25

  Low Duration Portfolio                           2004         61,962       28,076       (852)        89,186            12.25
                                                   2003         34,605       29,693     (2,336)        61,962            12.13
SCUDDER VARIABLE SERIES I SUBACCOUNTS:
  Bond Portfolio                                   2004         38,667       19,881       (837)        57,711            13.15
                                                   2003         21,670       18,143     (1,146)        38,667            12.59

  Global Discovery Portfolio                       2004        101,619       40,128     (2,945)       138,802            12.14
                                                   2003         55,919       46,754     (1,054)       101,619             9.93

  Growth and Income Portfolio                      2004        188,229       36,686    (10,169)       214,746             8.66
                                                   2003        147,364       46,598     (5,733)       188,229             7.93

  International Portfolio                          2004        374,918      122,133     (9,336)       487,715             6.40
                                                   2003        224,411      153,468     (2,961)       374,918             5.55

  Money Market Portfolio                           2004          9,744       12,813     (1,333)        21,224            10.78
                                                   2003          4,292        6,196       (744)         9,744            10.78
SCUDDER VARIABLE SERIES II SUBACCOUNTS:
  Government & Agency Securities Portfolio (6)     2004         64,037       15,178     (2,055)        77,160            12.91
                                                   2003         44,454       26,241     (6,658)        64,037            12.56

  High Income Portfolio                            2004         50,173       25,524     (1,076)        74,621            12.62
                                                   2003         25,661       25,073       (561)        50,173            11.33

  Small Cap Growth Portfolio                       2004         39,878       10,330     (5,551)        44,657             4.38
                                                   2003         32,216       11,490     (3,828)        39,878             3.98

  Dreman High Return Equity Portfolio              2004        357,235      112,633     (8,278)       461,590            16.39
                                                   2003        222,595      137,268     (2,628)       357,235            14.50
WM VARIABLE TRUST - EQUITY FUNDS SUBACCOUNTS:
  Equity Income Fund                               2004         12,897       16,838       (684)        29,051            13.47
                                                   2003          4,339        9,184       (626)        12,897            11.44

  Mid Cap Stock Fund                               2004         46,707       20,500     (2,145)        65,062            13.41
                                                   2003         27,226       20,001       (520)        46,707            11.84

  Small Cap Growth Fund (7)                        2004         57,525       20,756     (1,382)        76,899             8.84
                                                   2003         39,948       19,698     (2,121)        57,525             8.53
WM VARIABLE TRUST - STRATEGIC ASSET
 MANAGEMENT SUBACCOUNTS:
  Balanced Portfolio                               2004         40,612       67,564     (5,457)       102,719            13.30
                                                   2003          8,759       34,214     (2,361)        40,612            12.22

  Conservative Balanced Portfolio                  2004          9,024        8,796     (2,335)        15,485            12.59
                                                   2003            283       10,480     (1,739)         9,024            11.77

  Conservative Growth Portfolio                    2004         76,655      156,166     (3,720)       229,101            13.98
                                                   2003          4,404       73,861     (1,610)        76,655            12.64

  Flexible Income Portfolio                        2004          2,456        5,002     (1,352)         6,106            12.10
                                                   2003            535        2,310       (389)         2,456            11.49

  Strategic Growth Portfolio                       2004        104,186      206,677     (1,747)       309,116            14.45
                                                   2003          7,373       97,471       (658)       104,186            12.95

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6. UNITS ISSUED AND REDEEMED (CONTINUED)

                                                                        LIFE ACCUMULATOR
                                                   ----------------------------------------------------------
                                                             UNITS                                                ACCUMULATION
                                                          OUTSTANDING                                              UNIT VALUE
                                                          DECEMBER 31,       UNITS      UNITS       UNITS         DECEMBER 31,
                                                   YEAR    PRIOR YEAR        ISSUED   REDEEMED    OUTSTANDING       YEAR END
                                                   ----   ------------      -------   --------    -----------     ------------
SCUDDER INVESTMENTS VIT FUNDS SUBACCOUNT:
  Equity 500 Index Fund                            2004          5,667       16,387     (1,367)        20,687     $      13.32
                                                   2003              -        5,727        (60)         5,667            12.16
WM VARIABLE TRUST - EQUITY FUNDS SUBACCOUNTS:
  Equity Income Fund                               2004          1,334        6,059       (391)         7,002            14.70
                                                   2003              -        1,399        (65)         1,334            12.46

  Growth & Income Fund                             2004            168        1,538       (188)         1,518            13.10
                                                   2003              -          197        (29)           168            12.13

  Growth Fund                                      2004            413        1,996       (212)         2,197            13.04
                                                   2003              -          438        (25)           413            12.16

  International Growth Fund                        2004             19        1,565       (100)         1,484            15.20
                                                   2003              -           21         (2)            19            13.51

  Mid Cap Stock Fund                               2004            661        1,702       (378)         1,985            14.30
                                                   2003              -          707        (46)           661            12.60

  Small Cap Growth Fund (7)                        2004            331        1,628       (502)         1,457            16.77
                                                   2003              -          362        (31)           331            16.16

  West Coast Equity Fund                           2004          1,340        7,819       (563)         8,596            15.41
                                                   2003              -        1,412        (72)         1,340            13.77
WM VARIABLE TRUST - FIXED-INCOME FUNDS
 SUBACCOUNTS:
  Income Fund                                      2004              4          658        (90)           572            10.88
                                                   2003              -            5         (1)             4            10.40

  Money Market Fund                                2004              -          871       (104)           767             9.96
                                                   2003              -            -          -              -             9.97

  Short Term Income Fund                           2004            234           85        (62)           257            10.28
                                                   2003              -          248        (14)           234            10.19

  U.S. Government Securities Fund                  2004             13          292        (62)           243            10.32
                                                   2003              -           16         (3)            13            10.03
WM VARIABLE TRUST - STRATEGIC ASSET
 MANAGEMENT SUBACCOUNTS:
  Balanced Portfolio                               2004          6,805       18,635     (1,738)        23,702            12.82
                                                   2003              -        6,976       (171)         6,805            11.75

  Conservative Balanced Portfolio                  2004          1,952        4,817       (314)         6,455            12.00
                                                   2003              -        1,993        (41)         1,952            11.20

  Conservative Growth Portfolio                    2004          4,570       29,946     (3,537)        30,979            13.62
                                                   2003              -        4,768       (198)         4,570            12.29

  Flexible Income Portfolio                        2004            579        2,268       (342)         2,505            11.44
                                                   2003              -          804       (225)           579            10.85

  Strategic Growth Portfolio                       2004          6,550       54,099     (2,184)        58,465            14.23
                                                   2003              -        6,678       (128)         6,550            12.74

(1)   Formerly named Dreyfus Small Cap Portfolio

(2)   Formerly named Franklin Small Cap Fund

(3)   Formerly named Janus Aggressive Growth Portfolio

(4)   Formerly named Janus Capital Appreciation Portfolio

(5)   Formerly named PIMCO Foreign Bond Portfolio

(6)   Formerly named Scudder Government Securities Portfolio

(7)   Formerly named WM Small Cap Stock Portfolio

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

(a)   Board of Directors Resolutions.

      1) Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.(1/)

(b)   Custodian Agreements. Not applicable.

(c)   Underwriting Contracts.

      1) Form of Distribution Agreement among Farmers New World Life Insurance Company, Farmers Variable Life Separate Account A, and WM Funds Distributor, Inc.(11/)

      2) Form of Selling Agreement among Farmers New World Life Insurance Company, WM Funds Distributor, Inc. and WM Financial Services, Inc.(11/)

      3) Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions LLC,(3/)

      4)    Registered Representative Agreement, Farmers Financial Solutions
            LLC.(3/)

      5) Form of Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.(13/)

(d)   Contracts.

      1)    Specimen Flexible Premium Variable Life Insurance Policy.(8/)

      2)    Monthly Disability Benefit Rider.(8/)(10/)

      3)    Accelerated Benefit Rider.(8/)

      4)    Accelerated Benefit Rider for Terminal Illness.(15/)


      5)    Revised Variable Policy Facing Page.(17/)


(e)   Applications.

      1)    Form of Policy Application for Variable Life Insurance.(9/)

(f)   Depositor's Certificate of Incorporation and By-Laws.

      1) Articles of Incorporation of Farmers New World Life Insurance Company.(1/)

      2)    By-laws of Farmers New World Life Insurance Company.(1/)

(g)   Reinsurance Contracts.

      1) Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A.(12/)

      2) Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B.(12/)

(h)   Participation Agreements.

      1) Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(3/)

      2) Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(5/)

      3) Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(6/)

      4) Form of Amendment No. 3 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(9/)

      5) Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., and Farmers New World Life Insurance Company.(11/)

      6) Amendment No. 3 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(16/)

(i)   Administrative Contracts.

      1) Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2/)

      2) Master Administration Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company dated as of April 1, 2001.(5/)

(j)   Other Material Contracts.


      1)    Powers of Attorney.(1/)(4/)(7/)(12/)


(k)   Legal Opinion.

      1)    Opinion of Debra P. Rezabek, Esquire.(17/)

(l)   Actuarial Opinion.

      1)    Opinion of Ryan R. Larson, FSA, MAAA.(17/)


(m)   Calculations.(11/)

(n)   Other Opinions.

      1)    Consent of Sutherland Asbill & Brennan LLP.(17/)

      2)    Consent of PricewaterhouseCoopers LLP.(17/)

      3)    Consent of Deloitte & Touche LLP.(11/)

(o)   Omitted Financial Statements. Not applicable.

(p)   Initial Capital Agreements. Not applicable.

(q)   Redeemability Exemption.

      1)    Description of issuance, transfer and redemption procedures.(9/)

      2) Revised description of issuance, transfer and redemption procedures (May 2004)(14/)

      3) Revised description of issuance, transfer and redemption procedures (May 2005)(17/)

----------
(1) Incorporated herein by reference to the initial Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on July 29, 1999 (File No. 333-84023).

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File No. 333-85183).

(3) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2001 (File No. 333-84023).

(5) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File No. 333-85183).

(6) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File No. 333-85183).

(7) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on August 28, 2002 (File No. 333-84023).

(8) Incorporated herein by reference to the initial Registration Statement for this product on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on October 2, 2002 (File No. 333-100287).

(9) Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on December 18, 2002 (File No. 333-100287).

(10) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-84023).

(11) Incorporated herein by reference to Post-Effective Amendment No. 2 to this Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-100287).

(12) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004 (File No. 333-84023).

(13) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File No. 333-85183).

(14) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004 (File No. 333-100287).


(15) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-84023).


(16) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File No. 333-85183).


(17)  Filed herewith.

Item 27. Directors and Officers of the Depositor


NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION AND OFFICE WITH DEPOSITOR
-----------------------------------   --------------------------------------------------------
Jerry J. Carnahan(1)                  Director
Martin D. Feinstein(1)                Chairman of the Board and Director
Paul N. Hopkins(1)                    Director
Michael W. Keller(2)                  Chief Marketing Officer, Vice President and Director
Ryan R. Larson(2)                     Vice President, Chief Actuary, Acting Chief Financial
                                      Officer and Director
C. Paul Patsis(2)                     President, Chief Executive Officer and Director
James I. Randolph(2)                  Vice President, Assistant Secretary and Director
Gary R. Severson(3)                   Director
John F. Sullivan, Jr.(4)              Director
Peter Eckert(5)                       Director
Debra P. Rezabek(2)                   Vice President, Corporate Secretary, and General Counsel
Leeann G. Badgett(2)                  Assistant Treasurer
Gerald A. Dulek(1)                    Assistant Vice President
Laszlo G. Heredy(1)                   Chief Investment Officer and Vice President
Doren E. Hohl(1)                      Assistant Secretary
Paul F. Hott(2)                       Assistant Vice President
Peter A. Klute(1)                     Assistant Treasurer
Deborah M. Kusaka(2)                  Assistant Treasurer
Hubert L. Mountz(1)                   Assistant Treasurer
Dennis J. A. Nibbe(2)                 Assistant Treasurer
Hakeem Olanrewaju(2)                  Assistant Treasurer
John R. Patton(2)                     Assistant Vice President and Assistant Secretary
Richard L. Russell, Jr.(1)            Assistant Secretary
Kathryn M. Trepinski(1)               Assistant Secretary
Pierre C. Wauthier(1)                 Vice President and Assistant Treasurer


James P. Brennan, Sr., Esq. serves as the Chief Compliance Officer for the Registrant.(2)

-------------
(1) The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.

(2) The principal business address is 3003 - 77th Ave. SE, Mercer Island, WA 98040.

(3)   The principal business address is 801 2nd Ave., Seattle, WA 98104.

(4)   The principal business address is 1201 3rd Ave., #3390, Seattle, WA 98101.


(5)   The principal business address is Mythenquai 2, 8022 Zurich, Switzerland.


Item 28. Persons Controlled By or Under Common Control With the Depositor or Registrant

ORGANIZATIONS AFFILIATED WITH ZURICH FINANCIAL SERVICES

COMPANY                                                    DOMICILED    OWNERSHIP                                        %
----------------------------------------------             -----------  ----------------------------------------------   ------
Aktiengesellschaft Assuricum                               Switzerland  Zurich Insurance Company                          99.60
Allied Zurich Holdings Limited                             CI           Zurich Group Holding                             100.00
Allied Zurich PLC                                          UK           Zurich Financial Services                        100.00
American Guarantee & Liability Insurance Co.               NY           Zurich American Insurance Company                100.00
American Zurich Insurance Company                          IL           Steadfast Insurance Company                      100.00
Assurance Company of America                               NY           Maryland Casualty Company                        100.00
BG Investments Ltd.                                        BDA          Aktiengesellschaft Assuricum                      04.58
BG Investments Ltd.                                        BDA          Zurich Insurance Company                          95.42
Centre Financial Services Holdings Limited                 BDA          Centre Group Holdings Limited                    100.00
Centre Group Holdings (US) Limited                         DE           Centre Reinsurance Limited                       100.00
Centre Group Holdings Limited                              BDA          CMSH Limited                                     100.00
Centre Insurance Company                                   DE           Centre Solutions Holdings (Delaware) Limited     100.00
Centre Life Insurance Company                              MA           Centre Solutions (US) Limited                    100.00
Centre Reinsurance (US) Limited                            BDA          Centre Reinsurance Holdings (Delaware) Limited   100.00
Centre Reinsurance Holdings (Delaware) Limited             DE           Orange Stone Reinsurance                         100.00
Centre Reinsurance Limited                                 BDA          Centre Solutions (Bermuda) Limited               100.00
Centre Solutions (Bermuda) Limited                         BDA          Centre Group Holdings Limited                    100.00
Centre Solutions (US) Limited                              BDA          Centre Group Holdings (US) Limited               100.00
Centre Solutions Holdings (Delaware) Limited               DE           Centre Solutions (US) Limited                    100.00
CMSH Limited                                               BDA          Zurich Insurance Company                          64.70
CMSH Limited                                               BDA          Zurich International (Bermuda) Ltd.               35.30
Colonial American Casualty & Surety Co.                    MD           Fidelity & Deposit Company of Maryland           100.00
Constellation Reinsurance Company                          YN           Centre Reinsurance Holdings (Delaware) Limited   100.00
Crown Management Services Limited                          DE           Orange Stone Holdings                            100.00
Daniels-Head Insurance Services, Inc.                      TX           Daniels Head Management                          100.00
Daniels Head Management                                    TX           Specialty Producer Group, Inc.                   100.00
Disability Management Services, Inc.                       CT           Centre Reinsurance Limited                        40.00
Diversified Specialty Risk                                 TX           American Guarantee & Liability Insurance Co.     100.00
Empire Fire & Marine Insurance Company                     NE           Zurich American Insurance Company                100.00
Empire Indemnity Insurance Company                         OK           Zurich American Insurance Company                100.00
Empire Management Services, Inc.                           NE           Empire Fire & Marine Insurance Company           100.00
Farmers Group, Inc.                                        NV           Zurich Group Holding                             86.625
Farmers Group, Inc.                                        NV           Allied Zurich Holdings Limited                    10.00
Farmers Group, Inc.                                        NV                                                            03.375
Farmers New World Life Insurance Company                   WA           Farmers Group, Inc.                              100.00
Farmers Reinsurance Company                                CA           Farmers Group, Inc.                              100.00
Fidelity & Deposit Company of Maryland                     MD           Zurich American Insurance Company                100.00
Fire Underwriters Association                              CA           Farmers Group, Inc.                              100.00
Kemper Corporation                                         DE           Zurich Holding Company of America                100.00
Kemper Investors Life Insurance Company                    IL           Kemper Corporation                               100.00
Kemper Portfolio Corp.                                     DE           Kemper Corporation                               100.00
Kemper Real Estate Management Co.                          DE           Kemper Corporation                               100.00

COMPANY                                                    DOMICILED    OWNERSHIP                                        %
---------------------------------------------------------- -----------  ----------------------------------------------   ------
Keswick Realty, Inc.                                       IL           Zurich Services Corporation                      100.00
KFC Portfolio Corp.                                        DE           Kemper Corporation                               100.00
Maine Bonding and Casualty Co.                             ME           Maryland Casualty Company                        100.00
Maryland Casualty Company                                  MD           Zurich American Insurance Company                100.00
Maryland Insurance Company                                 TX           Maryland Casualty Company                        100.00
Minnesota Marketing Center                                 MN           Empire Fire & Marine Insurance Company           100.00
National Standard Insurance Company                        TX           Maryland Casualty Company                        100.00
Northern Insurance Company of New York                     NY           Maryland Casualty Company                        100.00
Orange Stone Holdings                                      IRE          CMSH Limited                                     100.00
Orange Stone Reinsurance                                   IRE          Crown Management Services Limited                100.00
Risk Enterprise Management Limited                         DE           Zurich Insurance Company                         100.00
Robert Hampson, Inc.                                       CN           Zurich Holding Company of America                100.00
Specialty Producer Group II                                DE           Zurich Holding Company of America                100.00
Specialty Producer Group, Inc.                             DE           American Guarantee & Liability Insurance Co.      79.00
Steadfast Insurance Company                                DE           Zurich American Insurance Company                100.00
THIC Holdings LLC                                          NH
Truck Underwriters Association                             CA           Farmers Group, Inc.                              100.00
Truckwriters, Inc.                                         NE           Empire Fire & Marine Insurance Company            80.00
Universal Underwriters Acceptance Corp.                    KS           Zurich Holding Company of America                100.00
Universal Underwriters Insurance Company                   KS           Zurich American Insurance Company                100.00
Universal Underwriters Insurance Services, Inc.            MA           Universal Underwriters Management Company        100.00
Universal Underwriters Insurance Services of Alabama, Inc. AL           Universal Underwriters Management Company        100.00
Universal Underwriters Insurance Services of Texas, Inc.   TX           Universal Underwriters Management Company c.     100.00
Universal Underwriters Life Ins. Co.                       KS           Universal Underwriters Insurance Company         100.00
Universal Underwriters Management Company                  KS           Zurich Holding Company of America                100.00
Universal Underwriters of Texas Ins. Co.                   TX           Universal Underwriters Insurance Company         100.00
Universal Underwriters Service Corp.                       MO           Zurich Holding Company of America                100.00
Universal Underwriters Service Corp. of Texas              TX           Zurich Holding Company of America                100.00
Valiant Insurance Company                                  IA           Maryland Casualty Company                        100.00
ZC Specialty Insurance Company                             TX           Centre Solutions (US) Limited                    100.00
ZC Sterling Corporation                                    DE           Centre Financial Services Holdings Limited        98.37
ZC Sterling Insurance Agency                               CA           ZC Sterling Corporation                          100.00
ZFSH, LLC                                                  DE           Zurich Holding Company of America                100.00
Zurich Agency Services, Inc.                               TX           Maryland Casualty Company                        100.00
Zurich American Brokerage, Inc.                            NY           Zurich Holding Company of America                100.00
Zurich American Insurance Company                          NY           Zurich Holding Company of America                100.00
Zurich American Insurance Company of Illinois              IL           American Zurich Insurance Company                100.00
Zurich Benefit Finance, LLC                                DE           Zurich Holding Company of America                100.00
Zurich CZI Management, Ltd.                                DE           Zurich Holding Company of America                100.00
Zurich CZI Management Holding, Ltd.                        DE           Zurich Holding Company of America                100.00
Zurich E&S Brokerage, Inc.                                 CA           Zurich American Insurance Company                100.00
Zurich Finance, USA                                        DE           Zurich Holding Company of America                100.00
Zurich Global Investment Advisors, LLC                     DE           Zurich Holding Company of America                100.00
Zurich Group Holding                                       Switzerland  Zurich Financial Services                         57.00
Zurich Group Holding                                       Switzerland  Allied Zurich PLC                                 43.00
Zurich Holding Company of America                          DE           Zurich Insurance Company                          99.87
Zurich Holding Company of America                          DE           Crown Management Services Limited                 00.13
Zurich Insurance Company                                   Switzerland  Zurich Group Holding                             100.00
Zurich International (Bermuda) Ltd.                        BDA          BG Investments Ltd.                               29.27
Zurich International (Bermuda) Ltd.                        BDA          Zurich Insurance Company                          30.31
Zurich International (Bermuda) Ltd.                        BDA          Aktiengesellscaft Assuricum                       40.42
Zurich Premium Finance Company                             NE           Empire Fire & Marine Insurance Company           100.00

COMPANY                                                    DOMICILED    OWNERSHIP                                        %
----------------------------------------------             -----------  ----------------------------------------------   ------
Zurich Premium Finance Company of California               CA           Empire Fire & Marine Insurance Company           100.00
Zurich Warranty Management Services LTD                    UK           Zurich Services Corporation                      100.00
Zurich Services Corp.                                      IL           Zurich Holding Company of America                100.00
Zurich SF Holdings LLC                                     DE           Zurich American Insurance Company                100.00
Zurich Towers, Inc.                                        IL           Zurich Holding Company of America                100.00
Zurich Warranty Solutions, Inc.                            IL           American Zurich Insurance Company                100.00

Zurich Financial Services conducts its primary insurance operations in the United States through:

      (A) Two property/casualty groups, each operating INDEPENDENTLY with its own staff:

            Zurich U.S. Insurance Group

            Farmers Insurance Group

ORGANIZATIONS AFFILIATED WITH FARMERS NEW WORLD LIFE INSURANCE COMPANY

COMPANY                                                    DOMICILED    OWNERSHIP                                        %
----------------------------------------------             -----------  ----------------------------------------------   ------
Aktiengesellschaft Assuricum                               Switzerland  Zurich Insurance Company                          99.60
Allied Zurich Holdings Limited                             CI           Zurich Group Holding                             100.00
Allied Zurich PLC                                          UK           Zurich Financial Services                        100.00
American Guarantee & Liability Insurance Co.               NY           Zurich American Insurance Company                100.00
American Zurich Insurance Company                          IL           Steadfast Insurance Company                      100.00
Assurance Company of America                               NY           Maryland Casualty Company                        100.00
BG Investments Ltd.                                        BDA          Aktiengesellschaft Assuricum                      04.58
BG Investments Ltd.                                        BDA          Zurich Insurance Company                          95.42
Centre Financial Services Holdings Limited                 BDA          Centre Group Holdings Limited                    100.00
Centre Group Holdings (US) Limited                         DE           Centre Reinsurance Limited                       100.00
Centre Group Holdings Limited                              DBA          CMSH Limited                                     100.00
Centre Insurance Company                                   DE           Centre Solutions Holding (Delaware)              100.00
                                                                        Limited
Centre Life Insurance Company                              MA           Centre Solutions (US) Limited                    100.00
Centre Reinsurance (US) Limited                            BDA          Centre Reinsurance Holdings                      100.00
                                                                        (Delaware) Limited
Centre Reinsurance Holdings (Delaware) Limited             DE           Orange Stone Reinsurance                         100.00
Centre Reinsurance Limited                                 BDA          Centre Solutions (Bermuda) Limited               100.00
Centre Solutions (Bermuda) Limited                         BDA          Centre Group Holdings Limited                    100.00
Centre Solutions (US) Limited                              BDA          Centre Group Holdings (US) Limited               100.00
Centre Solutions Holdings (Delaware) Limited               DE           Centre Solutions (US) Limited                    100.00
CMSH Limited                                               BDA          Zurich Insurance Company                          64.70
CMSH Limited                                               BDA          Zurich International (Bermuda) Ltd.              35.30
Colonial America Casualty & Surety Co.                     MD           Fidelity & Deposit Company of Maryland           100.00
Constellation Reinsurance Company                          NY           Centre Reinsurance Holdings                      100.00
                                                                        (Delaware) Limited
Crown Management Services Limited                          DE           Orange Stone Holdings                            100.00
Daniels-Head Insurance Services, Inc.                      TX           Daniels Head Management                          100.00
Daniels Head Management                                    TX           Specialty Producer Group, Inc.                   100.00
Disability Management Services, Inc.                       CT           Centre Reinsurance Limited                       40.00
Diversified Specialty Risk                                 TX           American Guarantee & Liability                   100.00
                                                                        Insurance Co.
Empire Fire & Marine Insurance Company                     NE           Zurich American Insurance Company                100.00
Empire Indemnity Insurance Company                         OK           Zurich American Insurance Company                100.00
Empire Management Services, Inc.                           NE           Empire Fire & Marine Insurance Company           100.00
Farmers Group, Inc.                                        NV           Zurich Group Holding                              86.625
Farmers Group, Inc.                                        NV           Allied Zurich Holdings Limited                    10.00
Farmers Group, Inc.                                        NV                                                            03.375
Farmers New World Life Insurance Company                   WA           Farmers Group, Inc.                              100.00
Farmers Reinsurance Company                                CA           Farmers Group, Inc.                              100.00
Farmers Services Corporation                               NV           Farmers Group, Inc.                              100.00
Farmers Value Added, Inc.                                  NV           Farmers Group, Inc.                              100.00
Fidelity & Deposit Company of Maryland                     MD           Zurich American Insurance Company                100.00

COMPANY                                                    DOMICILED    OWNERSHIP                                        %
----------------------------------------------             -----------  ----------------------------------------------   ------
F.I.G. Holding Company                                     CA           Fire Underwriters Association                     70.00
F.I.G. Holding Company                                     CA           Truck Underwriters Association                    30.00
FIG Leasing Company, Inc.                                  CA           Farmers Group, Inc.                               95.20
FIG Leasing Company, Inc.                                  CA           Fire Underwriters Association                      1.70
FIG Leasing Company, Inc.                                  CA           Truck Underwriters Association                     3.10
Fire Underwriters Association                              CA           Farmers Group, Inc.                              100.00
Kemper Corporation                                         DE           Zurich Holding Company of America                100.00
Kemper Investors Life Insurance Company                    IL           Kemper Corporation                               100.00
Kemper Portfolio Corp.                                     DE           Kemper Corporation                               100.00
Kemper Real Estate Management Co.                          DE           Kemper Corporation                               100.00
Keswick Realty, Inc.                                       IL           Zurich Services Corporation                      100.00
KFC Portfolio Corp.                                        DE           Kemper Corporation                               100.00
Maine Bonding and Casualty Co.                             ME           Maryland Casualty Company                        100.00
Maryland Casualty Company                                  MD           Zurich American Insurance Company                100.00
Maryland Insurance Company                                 TX           Maryland Casualty Company                        100.00
Maryland Lloyds                                            TX           Maryland Casualty Company                        Trust
                                                                                                                         Agreement
Maryland Management Corp.                                  TX           Maryland Casualty Company                        100.00
Minnesota Marketing Center                                 MN           Empire Fire & Marine Insurance Company           100.00
National Standard Insurance Company                        TX           Maryland Casualty Company                        100.00
Northern Insurance Company of New York                     NY           Maryland Casualty Company                        100.00
Orange Stone Holdings                                      IRE          CMSH Limited                                     100.00
Orange Stone Reinsurance                                   IRE          Crown Management Services Limited                100.00
Prematic Service Corporation (CA)                          CA           Farmers Group, Inc.                               38.00
Prematic Service Corporation (CA)                          CA           Fire Underwriters Association                      9.00
Prematic Service Corporation (CA)                          CA           Truck Underwriters Association                    53.00
Prematic Service Corporation (NV)                          NV           Prematic Service Corporation (CA)                100.00
Risk Enterprise Management Limited                         DE           Zurich Insurance Company                         100.00
Robert Hampson, Inc.                                       CN           Zurich Holding Company of America                100.00
Specialty Producer Group II                                DE           Zurich Holding Company of America                100.00
Specialty Producer Group, Inc.                             DE           American Guarantee & Liability Insurance          79.00
                                                                        Co.
Steadfast Insurance Company                                DE           Zurich American Insurance Company                100.00
THIC Holdings LLC                                          NH
Truck Underwriters Association                             CA           Farmers Group, Inc.                              100.00
Truckwriters, Inc.                                         NE           Empire Fire & Marine Insurance Company            80.00
Universal Underwriters Acceptance Corp.                    KS           Zurich Holding Company of America                100.00
Universal Underwriters Insurance Company                   KS           Zurich American Insurance Company                100.00
Universal Underwriters Insurance                           MA           Universal Underwriters Insurance Company         100.00
  Services Agency, Inc.
Universal Underwriters Insurance Services                  AL           Universal Underwriters Insurance Company         100.00
  of Alabama, Inc.
Universal Underwriters Life Ins. Co.                       KS           Universal Underwriters Insurance Company         100.00
Universal Underwriters Management Company                  KS           Zurich Holding Company of America                100.00
Universal Underwriters of Texas Ins. Co.                   TX           Universal Underwriters Insurance Company         100.00
Foremost Insurance Company Grand Rapid, Michigan           MI           Foremost Corporation of America                  100.00
Foremost Lloyds of Texas                                   TX
Foremost Property and Casualty Insurance Company           MI           Foremost Insurance Company Grand                 100.00
                                                                        Rapid, Michigan
Foremost Real Estate Company Grand Rapids, Michigan        MI           Foremost Corporation of America                  100.00
Foremost Signature Insurance Company                       MI           Foremost Insurance Company Grand                 100.00
                                                                        Rapids, Michigan
Frontier Insurance Agency, Inc.                            OR           Foremost Affiliated Insurance Services, Inc.     100.00
Illinois Farmers Insurance Co.                             IL           Farmers Insurance Exchange                       100.00
Knight Agency, Inc.                                        KY           Foremost Affiliated Insurance Services, Inc.     100.00
Mid Century Ins. Co.                                       CA           Farmers Insurance Exchange                        85.00
Mid Century Ins. Co.                                       CA           Fire Insurance Exchange                           12.50
Mid Century Ins. Co.                                       CA           Truck Insurance Exchange                          02.50
Mid Century Ins. Co. of Texas                              TX           Farmers Insurance Exchange                       100.00

COMPANY                                                    DOMICILED    OWNERSHIP                                        %
----------------------------------------------             -----------  ----------------------------------------------   ------
Neighborhood Spirit Property & Casualty Co.                CA           Farmers Insurance Exchange                        80.00
Neighborhood Spirit Property & Casualty Co                 CA           Fire Insurance Exchange                           10.00
Neighborhood Spirit Property & Casualty Co                 CA           Truck Insurance Exchange                          10.00
Pacific Way Insurance Agency, Inc.                         WA           Foremost Affiliated Insurance Services, Inc.     100.00
Sunrise Insurance Agency of Arizona, Inc.                  AZ           Foremost Affiliated Insurance Services, Inc.     100.00
Sunrise Insurance Agency of Texas, Inc.                    TX           Foremost Affiliated Insurance Services, Inc.     100.00
Sunrise Insurance Agency, Inc.                             NV           Foremost Affiliated Insurance Services, Inc.     100.00
Texas Farmers Insurance Co.                                TX           Farmers Insurance Exchange                        86.30
Texas Farmers Insurance Co.                                TX           Mid Century Ins. Co.                              13.70
Truck Insurance Exchange                                   CA
Western Star Underwriters, Inc.                            TX           Foremost Corporation of America                  100.00

Item 29.   Indemnification

      Under its By-laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of FarmersNew World Life Insurance Company (as amended October 24, 1995)

                                   SECTION 47

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

            (a) RIGHT OF INDEMNITY. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him) in connection with any action, suit or proceeding in which he is made a party byreason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his duties.

            (b) SCOPE OF INDEMNITY. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he is such Director, officer or employee at the time he shall become obligated to pay such sums, and whether or not the claim asserted against him is based on matters which antedate the adoption of this article; and in the event of his death shall extend to his legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

            (c) DETERMINATION OF CLAIMS FOR INDEMNITY. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

                              RULE 484 UNDERTAKING

            Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

FARMERS FINANCIAL SOLUTIONS, LLC

      (a) Other Activity. Farmers Financial Solutions, LLC ("FFS") is one of two principal underwriters for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

      (b) Management. The following information is furnished with respect to the officers and directors of FFS:


NAME AND PRINCIPAL BUSINESS ADDRESS  POSITIONS AND OFFICES WITH FFS
-----------------------------------  -------------------------------------------
C. Paul Patsis(2)                    Chairman of the Board
Donald K. Mealer(1)                  President
James E. Hansen(3)                   Director
Paul N. Hopkins(4)                   Director
Gerald A. McElroy(5)                 Director
Bardea C. Huppert(1)                 Vice President and Chief Operating Officer
Steven K. Klein(1)                   Vice President and Chief Compliance Officer
Mark R. Peterson(1)                  Vice President and Chief Marketing Officer
Doren E. Hohl(4)                     Secretary
Jon S. Arima(1)                      Treasurer and Chief Financial Officer


----------

(1) The principal business address is 2423 Galena Avenue, Simi Valley, California 93065.

(2) The principal business address is 3003 - 77th Avenue, S.E. Mercer Island, Washington 98040.

(3)   The principal business address is 24646 Pine Way, Corona, California
      92883.

(4) The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.

(5) The principal business address is 79-050 Via Corta, LaQuinta, California 92253.

      (c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)            (2)                (3)                (4)             (5)
  NAME OF    NET UNDERWRITING
 PRINCIPAL    DISCOUNTS AND      COMPENSATION ON      BROKERAGE         OTHER
UNDERWRITER    COMMISSIONS         REDEMPTION       COMPENSATION     COMMISSIONS
-----------  ----------------    ---------------    -------------    -------------
    FFS            N/A                N/A           $9,273,918.25    $2,845,258.14

      OTHER COMPENSATION. FFS' sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

WM FUNDS DISTRIBUTOR, INC.

      (a) Other Activity. WM Funds Distributor, Inc. ("WMFD") is the second principal underwriter for the Policies. WMFD is also the principal underwriter for WM Trust I, WM Trust II, WM Strategic Asset Management Portfolios, LLC and WM Variable Trust. In addition, WMFD, in association with SunAmerica, acts as principal underwriter for the Variable Separate Account. WMFD, in association with American General Life, acts as principal underwriter for AGL Separate Account D.

      (b) Management. The following information is furnished with respect to the officers and directors of WMFD. The principal business address of all officers and directors named below is 1201 Third Avenue, 22nd Floor, Seattle, WA 98101.

NAME                           POSITION AND OFFICES WITH WMFD
---------------------------    --------------------------------------------
Michael L. Amato               Director
Mike E. Brandeberry            Director
Melissa R. Martinez            Director
William G. Papesh              Director and President
Scott Pelkola                  Director
Gary J. Pokrzywinski           Director
Debra C. Ramsey                Director and Senior Vice President
Russell J. Adams               First Vice President
James Blakeslee                First Vice President
Barbara A. Burgat              First Vice President
Barbara Dee Cantu              Vice President
Carolyn K. Casteel-Picinich    Vice President
Jeffrey R. Chernoff            Vice President
Patrick J. Clark               Vice President
Glenn Commons                  Vice President
William P. Condon              Vice President
Jeanne Fruda                   Assistant Vice President
Christopher Fullerton          Vice President
Alex Ghazanfari                Chief Compliance Officer and First Vice
                               President
Geoffrey R. Haefner            Vice President
Brian S. Hanigan               Vice President
Leslie A. Harrison             First Vice President
Timothy A. Hill                Vice President
Kyle F. Hodges                 Vice President
Cynthia K. Holbrook            Assistant Secretary
Sharon L. Howells              Corporate Secretary and First Vice President
Joel H. Jonczyk                Vice President
Will B. Jones                  Assistant Vice President
Diana Keary                    Vice President
John T. Kent                   Vice President
Brent F. Korte                 First Vice President
Dean P. Lampe                  Vice President
Tait C. Lane                   Vice President

NAME                           POSITION AND OFFICES WITH WMFD
---------------------------    --------------------------------------------
Jeffrey L. Lunzer              First Vice President
Stephen J. Lynch               Vice President
Brian Marks                    Vice President
Shawn P. Mcclain               Vice President
John Kevin McCormack           Vice President
Scott McIntyre                 Senior Vice President
John Mullen                    Vice President
Diane P. Novak                 Senior Vice President
Damon B. Novell                Assistant Vice President
Todd Gregory Pam               Vice President
Timothy P. Parkinson           Vice President
Jeffrey Place                  Senior Vice President
Antonios G. Poleondakis        First Vice President
John G. Poleondakis            Vice President
Deveri M. Ray                  First Vice President
Michael Joseph Russo           Vice President
Edward M. Schuh                Vice President
Troy T. Seitz                  Vice President
Todd Alan Shobert              Assistant Vice President
Theresa Shuping                First Vice President
Darren D. Stabler              Vice President
Terry Wayne Swagerty           Vice President
John T. West                   First Vice President
David M. Williams              Chief Financial Officer, First Vice President and
                               Treasurer
Herbert Wood                   Vice President
Tiffanie S. Yee                Assistant Vice President

(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)            (2)                (3)                (4)             (5)
  NAME OF    NET UNDERWRITING
 PRINCIPAL    DISCOUNTS AND      COMPENSATION ON      BROKERAGE         OTHER
UNDERWRITER    COMMISSIONS         REDEMPTION        COMMISSIONS     COMPENSATION
-----------  ----------------    ---------------    -------------    -------------
   WMFD            N/A                N/A           $108,218.44           $0

Item 31. Location of Accounts and Records

      All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, L.L.C., Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32. Management Services

      All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

      Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 5 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 27th day of April, 2005.


                                          FARMERS VARIABLE LIFE SEPARATE
                                          ACCOUNT A
                                          (Registrant)

Attest: /s/ Debra P. Rezabek              By: /s/ C. Paul Patsis
        -------------------------------       ---------------------------------
        Debra P. Rezabek                      C. Paul Patsis
        Vice President, Corporate             President
         Secretary, and General Counsel       Farmers New World Life Insurance
        Farmers New World Life                 Company
         Insurance Company
                                          FARMERS NEW WORLD LIFE
                                          INSURANCE COMPANY
                                           (Depositor)


Attest: /s/ Debra P. Rezabek              By: /s/ C. Paul Patsis
        -------------------------------       ------------------
        Debra P. Rezabek                       C. Paul Patsis
        Vice President, Corporate              President
         Secretary, and General Counsel        Farmers New World Life Insurance
        Farmers New World Life                  Company
         Insurance Company

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                     TITLE                                      DATE
_________________________     Director                                               April 27, 2005
Jerry J. Carnahan*/

_________________________     Chairman of the Board and Director                     April 27, 2005
Martin D. Feinstein*/

_________________________     Director                                               April 27, 2005
Paul N. Hopkins*/

_________________________     Chief Marketing Officer, Vice President and            April 27, 2005
Michael W. Keller*/           Director

SIGNATURE                                     TITLE                                      DATE
_________________________     Vice President, Chief Actuary, Acting Chief            April 27, 2005
Ryan R. Larson*/              Financial Officer and Director (Acting Principal
                              Financial Officer and Acting Principal Accounting
                              Officer)

/s/ C. Paul Patsis            President, Chief Executive Officer and Director        April 27, 2005
-------------------------     (Principal Executive Officer)
C. Paul Patsis

_________________________     Vice President, Assistant Secretary and Director       April 27, 2005
James I. Randolph*/

_________________________     Director                                               April 27, 2005
Gary R. Severson*/

_________________________     Director                                               April 27, 2005
John F. Sullivan, Jr.*/

/s/ C. Paul Patsis            On April 27, 2005 as Attorney-in-Fact pursuant to powers of attorney filed
------------------------      herewith or by previous amendment.
*/ By:  C. Paul Patsis

EXHIBIT LIST

Exhibit (d)(5)    Revised Variable Policy Facing Page (2004)

Exhibit (k)(1)    Opinion of Debra P. Rezabek, Esquire

Exhibit (l)(1)    Opinion of Ryan R. Larson, FSA, MAAA

Exhibit (n)(1)    Consent of Sutherland Asbill & Brennan LLP

Exhibit (n)(2)    Consent of PricewaterhouseCoopers LLP

Exhibit (q)(3)    Revised Description of Issuance, Transfer and Redemption
                  Procedures (May 2005)